[GRAPHIC]


            Galaxy Equity Funds
Galaxy Funds



                                        Semi-Annual Report
                                        April 30, 1999

                                        Galaxy Asset Allocation Fund
                                        Galaxy Equity Income Fund
                                        Galaxy Growth and Income Fund
                                        Galaxy Strategic Equity Fund
                                        Galaxy Equity Value Fund
                                        Galaxy Equity Growth Fund
                                        Galaxy International Equity Fund
                                        Galaxy Small Cap Value Fund
                                        Galaxy Small Company Equity Fund

================================================================================
Chairman's Message


Mutual Funds:

o are not bank deposits

o are not FDIC insured

o are not obligations of Fleet Bank

o are not guaranteed by Fleet Bank

o are subject to investment risk
including possible loss of principal
amount invested



Dear Shareholder:

     Enclosed is the Galaxy Equity Funds' performance report for the six months ended April 30, 1999. The report includes a Market Overview that describes the different economic and market factors influencing your investments during this time. Following the Market Overview are portfolio reviews for each of the Galaxy Equity Funds that describe how Fleet Investment Advisors Inc. managed the Funds' portfolios in this climate. Financial statements and a list of portfolio holdings for each of the Funds as of April 30, 1999 appear at the end of the report.

     As the economic outlook brightened during the recent six-month period, stocks of large growth companies rebounded strongly from their correction in the summer of 1998. Stocks of smaller firms, among other sectors, performed less well, as the market surveyed the new economic landscape. Individual sectors of the bond market also responded to a changing outlook in different ways. As in previous transitions, experienced investors held to their long-term strategies and kept their portfolios well diversified.

     During this time, Fleet Investment Advisors Inc. has also worked with us to expand the information we provide to our shareholders. By giving you more information that is easier to access, we hope to help you manage current market conditions more effectively and develop investment plans that bring you closer to your financial goals.

     At the end of 1998, we launched The Galaxy, America's first mutual fund newspaper. Sent to more than 200,000 retail shareholders of the Galaxy Funds, this quarterly publication provides in-depth coverage of key market trends, investment issues, and planning tools. There are also interviews with Galaxy Fund portfolio managers, as well as announcements of new products and services for shareholders.

     In addition, we are expanding our web site (www.galaxyfunds.com). The revised site - which should be completed by the end of this summer - will include more educational articles, interactive services, and market reports. Shareholders will also be able to access many of the articles from The Galaxy on the site.

     We hope these new shareholder services will help you make the most of your Galaxy Fund investments. We encourage you to contact us for any additional information you may need, including questions about the material in this report, by calling the Galaxy Information Center toll-free at 1-877-BUY-GALAXY (1-877-289-4252). You can also visit our investment professionals located at Fleet branches.

     Sincerely,


     /s/Dwight E. Vicks, Jr.

     Dwight E. Vicks, Jr.
     Chairman of the Board of Trustees

================================================================================
Market Overview

Equity Market Overview

By Fleet Investment Advisors Inc.

     After a sharp decline during the fourth quarter of 1998, prices for stocks of large companies advanced strongly in the months that followed. During the six months ended April 30, 1999, the Standard & Poor's 500 Index (the "S&P 500 Index") earned a return of 22.31%. Following an initial rebound from the correction, stocks of smaller firms fared less well - leaving their benchmark, the Russell 2000 Index ("Russell 2000"), with a return of 15.16% for the reporting period. With improving economic conditions overseas, the Morgan Stanley Europe, Australasia & Far East ("EAFE") Index had a total return of 15.28% during that time.

A Brighter Economic Outlook

     Investors continued to prefer a narrow group of large-company growth shares despite an improving economic picture. After growing at an annualized rate of 3.7% in the third quarter of 1998, the gross domestic product ("GDP"), which measures the output of U.S. goods and services, rose by 6% in the fourth quarter. The strength of the U.S. economy was particularly impressive given that Japan and emerging markets in Asia and other regions remained in serious economic trouble and had reduced their imports of U.S. goods.

From August through October, however, concern about a world recession had driven investors at home and abroad into U.S. Treasury securities for safety. This flight to quality had created a liquidity crisis in international markets. Following cuts in short-term interest rates in both September and October to stem the crisis, the Federal Reserve (the "Fed") imposed a third 25 basis point cut (0.25%) in November. Bond yields drifted lower in response, and investors eventually became more confident about future growth. This encouraged a shift from Treasuries into stocks. Although corporate earnings reports were disappointing, stock prices rebounded strongly.

     In the first months of 1999, a strong advance by large-company shares helped push the Dow Jones Industrial Average above 10,000 for the first time. Despite continued weakness in the reported fourth quarter corporate earnings, investors hailed continued economic strength and an inflation rate that remained near 1.5%. (In a later report, the Commerce Department estimated GDP growth for the first quarter of 1999 at 4.1%.)

     Overseas, stock prices rebounded strongly as economic prospects improved there, too. Once the Fed had cut U.S. interest rates, rates also fell abroad. This helped to stabilize foreign economies and create much-needed market liquidity for stocks. Gains were particularly strong in the emerging markets of Asia, where stock prices had fallen sharply for most of 1997 and 1998. After keeping pace with the U.S. stock rally at the end of 1998, Japanese stocks outperformed in the months that followed - as long-awaited corporate restructuring picked up speed and investors sensed that the economy might be bottoming out. Stocks in Europe also advanced, but gains were muted by weaker economies and uncertainty about the region's recent monetary union.

Increasing Returns

     Even as economic outlooks improved at home and abroad, investors in U.S. stocks remained focused on large-company growth shares. With the exception of Internet stocks and other issues in the technology sector, small-cap issues lagged significantly after a short rebound in the fall of 1998. Value-oriented shares also underperformed.

     In this market environment, we increased returns for many of the Galaxy Equity Funds by taking profits in shares that had performed well and investing the proceeds in new investment opportunities with better performance potential. As always, we tended to focus on quality companies with strong prospects for earnings growth and reasonable prices. Toward the end of the period, when economic confidence had finally encouraged investors to broaden their interest to economically sensitive issues, we increased positions in cyclical shares in some portfolios.


"After growing at an annualized rate of
3.7% in the third quarter of 1998, the
gross domestic product ("GDP"), which
measures the output of U.S. goods and services, rose by 6% in the fourth quarter."

================================================================================

"The current economic
expansion, now eight
years old, represents
the longest continu-
ous period of growth
in 30 years."


Market Correction Still Possible

     The current economic expansion, now eight years old, represents the longest continuous period of growth in 30 years. Although foreign economies have stabilized in recent months, there are still many problems that could keep a lid on U.S. exports. This, combined with a possible slowdown in consumer spending, could keep GDP growth below 3% for the rest of 1999.

     If growth moderates, inflation should remain in check. This would allow the Fed to keep interest rates on hold and preserve the expansion. While slower growth now could mean stronger growth down the road, any reduction in corporate earnings could cause stock prices to correct - especially shares of large-cap growth companies and Internet firms, whose valuations have increased significantly. A stock correction could, however, set the stage for new gains by many issues, as low inflation and interest rates help to strengthen earnings.

     It is still uncertain whether investors will continue their most recent shift into small- and medium-sized issues, value-oriented shares, and shares of companies within economically sensitive industries. The brighter the economic outlook, the more likely the market will broaden. As investors recognize the attractive opportunities available in sectors that have been long neglected, we believe those sectors are positioned to outperform."




PERFORMANCE AT-A-GLANCE


     AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES


                                                                                          10 Years/
As of April 30, 1999                             6 Months  1 Year    3 Years   5 Years   Life of Fund
-----------------------------------------------------------------------------------------------------
Asset Allocation Fund
(Inception date 12/30/91)                         9.90%*   12.12%    17.67%     17.43%    13.18%
 .....................................................................................................

Equity Income Fund
(Inception date 12/14/90)                        13.59*    10.80     20.22      20.20     16.11
 .....................................................................................................

Growth and Income Fund
(Inception date 12/14/92)                        19.24*    10.00     21.62      21.63     18.34
 .....................................................................................................

Strategic Equity Fund
(Inception date 3/4/98)                          18.15*    11.97      N/A        N/A      12.18
 .....................................................................................................

Equity Value Fund
(Inception date 9/1/88)                          22.32*    12.74     23.82      22.33     15.64
 .....................................................................................................

Equity Growth Fund
(Inception date 12/14/90)                        23.02*    18.34     26.20      24.65     18.93
 .....................................................................................................

International Equity Fund
(Inception date 12/30/91)                        16.60*     9.70     14.91      12.56     12.05
 .....................................................................................................

Small Cap Value Fund
(Inception date 12/30/91)                         5.71*   -15.81     11.97      16.42     14.16
 .....................................................................................................

Small Company Equity Fund
(Inception date 12/30/91)                         2.01*   -28.59     -3.92       9.38      9.01
-----------------------------------------------------------------------------------------------------

*    Unannualized total returns.

================================================================================

                AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES**


                                                                                          10 Years/
As of April 30, 1999                             6 Months  1 Year    3 Years   5 Years   Life of Fund
-----------------------------------------------------------------------------------------------------
Asset Allocation Fund
(Inception date 12/30/91)                         5.79%*    7.75%    16.01%    16.34%     12.46%
 .....................................................................................................

Equity Income Fund
(Inception date 12/14/90)                         9.09*     6.22     18.23     18.78      15.29
 .....................................................................................................

Growth and Income Fund
(Inception date 2/12/93)                         14.54*     5.58     19.78     20.35      17.81
 .....................................................................................................

Strategic Equity Fund
(Inception date 3/4/98)                          13.57*     7.39       N/A       N/A       7.95
 .....................................................................................................

Equity Value Fund
(Inception date 9/1/88)                          17.54*     8.15     21.85     20.98      15.47
 .....................................................................................................

Equity Growth Fund
(Inception date 12/14/90)                        18.21*    13.46     24.11     23.23      18.12
 .....................................................................................................

International Equity Fund
(Inception date 12/30/91)                        11.95*     5.01     12.79     11.11      11.06
 .....................................................................................................

Small Cap Value Fund
(Inception date 12/30/91)                         1.56*   -19.32     10.15     15.17      13.53
 .....................................................................................................

Small Company Equity Fund
(Inception date 12/30/91)                        11.95*     5.01     12.79     11.11      11.06
-----------------------------------------------------------------------------------------------------



                AVERAGE ANNUAL TOTAL RETURNS -- A PRIME SHARES***


                                                                                          10 Years/
As of April 30, 1999                             6 Months  1 Year    3 Years   5 Years   Life of Fund
-----------------------------------------------------------------------------------------------------
Asset Allocation Fund
(Inception date 11/1/98)                          4.00%*     N/A       N/A       N/A       4.00%*
 .....................................................................................................

Growth and Income Fund
(Inception date 11/1/98)                         12.60*      N/A       N/A       N/A      12.60*
 .....................................................................................................

Equity Growth Fund
(Inception date 11/1/98)                         15.63*      N/A       N/A       N/A      15.63*
 .....................................................................................................

International Equity Fund
(Inception date 11/1/98)                         10.38*      N/A       N/A       N/A      10.38*
 .....................................................................................................

Small Cap Value Fund
(Inception date 11/1/98)                         -0.29*      N/A       N/A       N/A      -0.29*
-----------------------------------------------------------------------------------------------------

*    Unannualized total returns.

** Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

*** Return figures include the effect of the maximum 5.50% front-end sales charge which became effective on November 1, 1998.

================================================================================

                AVERAGE ANNUAL TOTAL RETURNS--RETAIL B SHARES***



                               6 Month          6 Month           1 Year            1 Year         Life of Fund     Life of Fund
                             Return Before    Return After      Return Before     Return After     Return Before    Return After
                              Contingent       Contingent        Contingent        Contingent       Contingent       Contingent
                            Deferred Sales   Deferred Sales    Deferred Sales    Deferred Sales   Deferred Sales   Deferred Sales
As of April 30, 1999        Charge Deducted Charge Deducted**  Charge Deducted  Charge Deducted** Charge Deducted Charge Deducted**
------------------------------------------------------------------------------------------------------------------------------------

Asset Allocation Fund
(Inception date 3/4/96)         9.52%*           4.52%*           11.27%             6.27%           15.89%           15.43%
 ....................................................................................................................................

Equity Income Fund
(Inception date 11/1/98)       11.73*            6.73*             N/A               N/A             11.73*            6.73*
 ....................................................................................................................................

Growth and Income Fund
(Inception date 3/4/96)        18.59*           13.59*             8.89              3.89            20.14            19.71
 ....................................................................................................................................

Strategic Equity Fund
(Inception date 3/4/98)        17.51*           12.51*            11.04              6.04            11.20             7.45
 ....................................................................................................................................

Equity Value Fund
(Inception date 3/4/96)        21.74*           16.74*            11.62              6.62            21.69            21.27
 ....................................................................................................................................

Equity Growth Fund
(Inception date 3/4/96)        22.33*           17.33*            17.07             12.07            23.93            23.53
 ....................................................................................................................................

International Equity Fund
(Inception date 11/1/98)       16.00*           11.00*             N/A               N/A             16.00*           11.00*
 ....................................................................................................................................

Small Cap Value Fund
(Inception date 11/1/98)        5.05*            0.27*             N/A               N/A              5.05*            0.27*
 ....................................................................................................................................

Small Company Equity Fund
(Inception date 3/4/96)         1.42*           -3.58*           -29.34            -32.88             0.43            -0.07
------------------------------------------------------------------------------------------------------------------------------------

                AVERAGE ANNUAL TOTAL RETURNS--B PRIME SHARES***


                               6 Month          6 Month           1 Year            1 Year         Life of Fund     Life of Fund
                             Return Before    Return After      Return Before     Return After     Return Before    Return After
                              Contingent       Contingent        Contingent        Contingent       Contingent       Contingent
                            Deferred Sales   Deferred Sales    Deferred Sales    Deferred Sales   Deferred Sales   Deferred Sales
As of April 30, 1999        Charge Deducted Charge Deducted**  Charge Deducted  Charge Deducted** Charge Deducted Charge Deducted**
------------------------------------------------------------------------------------------------------------------------------------

Asset Allocation Fund
(Inception date 11/1/98)        9.67%*           4.67%*            N/A               N/A              9.67%*           4.67%*
 ....................................................................................................................................

Growth and Income Fund
(Inception date 11/1/98)       18.76*           13.76*             N/A               N/A             18.76*           13.76*
 ....................................................................................................................................

Equity Growth Fund
(Inception date 11/1/98)       22.35*           17.35*             N/A               N/A             22.35*           17.35*
 ....................................................................................................................................

International Equity Fund
(Inception date 11/1/98)       16.27*           11.27*             N/A               N/A             16.27*           11.27*
 ....................................................................................................................................

Small Cap Value Fund
(Inception date 11/1/98)        5.20*            0.41*             N/A               N/A              5.20*            0.41*
------------------------------------------------------------------------------------------------------------------------------------

*    Unannualized total returns

**   As if shares were redeemed at end of period.

*** Retail B Shares and B Prime Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year.
     The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years and B Prime Shares automatically convert to A Prime Shares after eight years.

Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and include the deduction of any sales charges, where applicable, unless otherwise indicated.

================================================================================
Portfolio Reviews


                    GALAXY ASSET ALLOCATION FUND

[PHOTO]


Don Jones became manager of the Galaxy Asset Allocation Fund in April 1995. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1977.


By Don Jones
Portfolio Manager

     As a changing economic outlook caused the prices for stocks and bonds to fluctuate over the last six months, we used temporary periods of market strength to lock in profits from investments in the Galaxy Asset Allocation Fund that had performed particularly well. During times of market weakness, we added investments that we felt had good value. To increase the stability of Fund returns in a changeable environment, we maintained a 40% weighting in bonds throughout the reporting period.

     These strategies helped the Fund's Trust Shares earn a total return of 9.90% for the six months ended April 30, 1999. For the same period, its Retail A Shares returned 9.91%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 9.52%, before deducting the maximum 5.00% contingent deferred sales charge. A Prime Shares returned 10.07% before deducting the maximum 5.50% front-end sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999. B Prime Shares returned 9.67% before deducting the maximum 5.00% contingent deferred sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge, and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.)

     These returns compare with a return of 12.79% for the average of flexible funds tracked by Lipper Analytical Services Inc. ("Lipper"). During the same time, the S&P 500 Index, which tracks the performance of stocks only, returned 22.31%.

Investment Strategy

     In the fourth quarter of 1998, when the period began, we found many new investment opportunities in stocks that resulted from a sharp market correction during the third quarter. During this time, we used the proceeds from selling shares of manufacturing firms to buy stocks of financial and technology companies. With investors nervous about the future of financial markets here and abroad, we reduced the Fund's allocation to corporate bonds in the fixed-income portfolio from 60% to 50%.

     As a strong economy helped stocks rise briskly in the first months of 1999, the Fund continued to benefit from our emphasis on individual stocks and market sectors that investors have favored for some time -- such as stocks of consumer staples and technology firms. An underweighting in economically sensitive issues, which were out of favor at the time, enhanced the Fund's returns early in 1999.

================================================================================
Portfolio Reviews


     At this point, we took profits in medical and energy stocks that had performed well and used the proceeds to increase other positions with better potential. Among the stocks we bought were shares of capital goods firms -- which performed well at the end of the period -- as well as stocks of oil service, retail, transportation, and large Internet companies. In the fixed income portfolio, we enjoyed strong performances by many corporate issues. This helped increase the weighting in corporate bonds to about 52% of the fixed income portfolio by the end of the period.

New Opportunities

      If growth remains strong, and it looks like investors will continue to favor economically sensitive issues, we may further increase the Fund's positions in oil-service stocks and shares from other "cyclical" sectors. Now that technology stocks have corrected, we may also increase investments in that group. Some of the likely candidates for profit taking include stocks of drug and telephone utility firms -- two groups that have performed especially well in recent months.

     The recent increase in yields has made bond prices quite attractive. As a result, we may soon start to sell corporate bonds from the financial sector, which is especially vulnerable to rises in interest rates, and look for corporates from other sectors that offer better value. Given the potential for slower growth and lower yields in the second half of the year, our position in bonds with longer maturities should let us lock in the strong yields that have become available. If economic uncertainty causes a significant correction in stock prices, we may shift some of the Fund's assets from bonds into stocks as we find new investment opportunities in the equity markets.


Galaxy Asset Allocation Fund
Distribution of Total Net Assets as of April 30, 1999


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


U.S. Government and Agency Obligations
  & Net Other Assets and Liabilities                    21%

Repurchase Agreement                                    10%

Corporate Notes and Bonds                               17%

Asset-Backed and Mortgage-Backed Securities              3%

Common & Convertible Preferred Stocks                   49%


Galaxy Asset Allocation Fund
Growth of $10,000 investment*

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for A Prime Shares and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for A Prime Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1999. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

================================================================================
Portfolio Reviews

                           GALAXY EQUITY INCOME FUND

[PHOTO]


Ed Klisiewicz has been portfolio manager of the Galaxy Equity Income Fund since its inception in December of 1990. He has managed portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1970.


By Ed Klisiewicz
Portfolio Manager

     In a climate of changing expectations, the Galaxy Equity Income Fund benefited from holding shares of quality companies representing diverse market sectors. Mergers and acquisitions involving certain positions also enhanced Fund returns.

     For the six months ended April 30, 1999, the Fund's Trust Shares had a total return of 13.59%. Over the same time, Retail A Shares had a total return of 13.36%, before deducting the maximum 3.75% front-end sales charge. Retail B Shares of the Fund earned a total return of 11.73% before deducting the maximum 5.00% contingent deferred sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999. (Please see the chart on page 4 for total returns after deducting the front-end sales charge, and the chart on page 5 for returns after deducting the contingent deferred sales charge.) Those returns compare to a return of 14.25% for the average of equity income funds tracked by Lipper. Over the same time the S&P 500 Index had a total return of 22.31%.

Well-Positioned for Market Conditions

     Following a steep market correction in October of 1998, we put cash to work in many of the Fund's existing positions -- especially shares of banks. In the months that followed, strong returns from these and other holdings offset disappointing performances by energy and utility shares. After a run up in banking stocks, we took profits in that sector and bought office equipment shares with better price potential.

     During the first months of 1999, the Fund enjoyed strong gains from consumer, energy and telephone utility stocks. These performances offset damage from rising bond yields on shares of financial firms and non-telephone utilities. Although we found several opportunities to enhance Fund holdings, we felt the portfolio was well positioned for market conditions and made few significant changes. Throughout the period, we maintained a healthy yield for the Fund, despite falling yields for stocks generally.

Looking Ahead

     If stock prices weaken later this year, stocks with higher yields could perform relatively well -- as income from dividends offsets declines in share price. In that environment, we would look for opportunities to add attractively priced investments with good growth potential. If growth remains strong, and stock prices rise further, the Fund should continue to benefit from its emphasis on quality and diversification.


Galaxy Equity Income Fund
Distribution of Total Net Assets as of April 30, 1999

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S.Government Obligations, Repurchase Agreement &
 Net Other Assets and Liabilities                       15%

Basic Materials                                         3%

Consumer Staples                                        18%

Consumer Cyclical                                       10%

Utilities                                               11%

Capital Goods and Construction                           5%

Technology                                              11%

Energy                                                  12%

Finance                                                 15%



Galaxy Equity Income Fund
Growth of $10,000 investment*

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]


* Since inception on 12/14/90 for Retail A and Trust Shares. Since inception on 11/1/98 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1999. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

================================================================================
Portfolio Reviews


                         GALAXY GROWTH AND INCOME FUND

[PHOTO]


Greg Miller has managed the Galaxy Growth and Income Fund since July of 1998. He has managed equity portfolios since 1988.


By Greg Miller
Portfolio Manager

     In a market where many stocks have become quite overvalued, the Galaxy Growth and Income Fund benefited from taking profits in shares that had performed well and adding shares that we believed to have better potential for price gains over time. This strategy was particularly effective in the final weeks of the reporting period, when investors turned their attention to the type of value-oriented issues that we have long emphasized in the Fund.

     For the six months ended April 30, 1999, strong performances by sectors where the Fund was overweighted and healthy gains by many individual stocks helped the Fund's Trust Shares earn a total return of 19.24%. Over the same time Retail A Shares earned 19.01%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares earned 18.59%, before deducting the maximum 5.00% contingent deferred sales charge. A Prime Shares of the Fund earned a total return of 19.19% before deducting the maximum 5.50% front-end sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999. B Prime Shares of the Fund earned a total return of 18.76% before deducting the maximum 5.00% contingent deferred sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge, and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.)

     For the same period, the average of the growth and income funds tracked by Lipper had a total return of 18.39%, and the S&P 500 Index had a total return of 22.31%.

Taking Advantage of Market Changes

     When the period began in November of 1998, we were using the attractive prices that had resulted from a recent stock market correction to increase Fund positions in banking, retail, and energy firms. In the final months of 1998, the Fund benefited from its specific selection of technology and retail stocks. The strong gains by these shares helped to offset disappointing results from an overweighted position in the poorly performing energy sector, which was hurt by weak prices for oil. As additional market fluctuations occurred, we took profits in certain technology, health care, and telecommunications shares that had performed well and used the proceeds to buy other stocks with better promise. An overweighted position in energy stocks served the Fund well in the first months of 1999, when rising oil prices helped the sector rebound strongly.

     Along with further gains from shares of retail firms, the Fund enjoyed strong returns from its selection of transportation, basic materials, and capital goods stocks. Overweightings in capital goods and basic materials shares, and an underweighting in the lesser-performing consumer staples group, also enhanced Fund returns. We continued to take profits in health

================================================================================
Portfolio Reviews


care issues-- a strategy that proved particularly beneficial as the economy strengthened and investors moved into stocks with greater cyclical exposure. With interest waning in the technology sector, we focused on tech stocks with more reasonable valuations.

Benefiting from Growth and Value

     It remains to be seen whether the recent investor interest in value-oriented stocks will last. A sustained rebound in this sector will require continued optimism by investors about economic growth at home and abroad. Growth stocks typically outperform when the economy is slowing and investors are becoming worried about earnings, while value-oriented stocks generally do well as the economy emerges from recession. Since the current economic outlook lies somewhere in between these two scenarios, the stock market may rotate between growth and value investments in the months to come.

     We believe the Fund is well positioned for this type of environment. The sector weightings and stock selection that we've chosen are oriented toward value, while the estimated earnings growth rates for investments in the Fund are more than twice the estimated earnings growth rate for stocks as a whole. Because most of any future increases in oil prices have already been absorbed by energy stocks, we may begin to trim the Fund's overweighted position in that sector. If the rotation into economically sensitive issues continues, further reducing the prices of consumer staples firms, we may add to investments in the consumer staples sector.


Galaxy Growth and Income Fund
Distribution of Total Net Assets as of April 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Other Preferred & Common Stocks                   20%

Consumer Staples                                  17%

Technology                                        14%

Finance                                           13%

Consumer Cyclical                                 12%

Energy                                             8%

Utilities                                          8%

Repurchase Agreement & Net Other Assets
and Liabilities                                    8%


Galaxy Growth and Income Fund
Growth of $10,000 investment*

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]

* Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for A Prime Shares and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for A Prime Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1999. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

================================================================================
Portfolio Reviews

                          GALAXY STRATEGIC EQUITY FUND

[PHOTO]


Peter Hathaway has managed the Galaxy Strategic Equity Fund since its inception in March of 1998. He has worked for Fleet Investment Advisors Inc., or its predecessors, since 1965 and has managed investments since 1974.


By Peter Hathaway
Portfolio Manager

     As stocks of large growth companies led major market indices to new highs in the past six months, many mid-sized firms underperformed. Although mid-sized companies represent a large part of the Galaxy Strategic Equity Fund, the Fund benefited from emphasizing industry sectors that performed well during the period. Strong gains by many individual stocks further enhanced returns.

     For the six months ended April 30, 1999, the Fund's Trust Shares earned a total return of 18.15%. For the same period, Retail A Shares returned 17.94%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares returned 17.51%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge, and the chart on page 5 for total returns after deducting the contingent deferred sales charge.) Over the same time, the average of growth and income funds tracked by Lipper earned a total return of 18.39% and the S&P 500 Index returned 22.31%.

     As the Fund's technology stocks appreciated substantially from their third-quarter correction, we traded some of these issues for shares of energy, capital goods, and finance firms that offered better value. By March of 1999, with the firming of oil prices, energy holdings were boosting returns. Energy stocks remain a major Fund investment due to what we believe are excellent long-term fundamentals.

     More recently -- with increased stability abroad, a firmer profit outlook for economically sensitive industries, and increased concern over the extremely high valuations for a few large growth stocks -- there has been a healthy rotation into other sectors. Our earlier emphasis on value and growth at a reasonable price has positioned the Fund for this shift. Of added benefit were solid gains from individual health care, transportation, and energy stocks that offset lesser performances by certain consumer cyclical and technology shares. Overweightings in health care, energy, and transportation stocks, and an underweighting in consumer stocks, also enhanced Fund returns -- offsetting an underweighting in the better-performing financial sector.

A Balance of Growth and Value

     We continue to emphasize reasonably priced stocks of medium-sized companies with strong long-term potential. Expected earnings growth for stocks in the portfolio is 2% greater than that for stocks in the S&P 500 Index. Believing that many stocks in the Index are overvalued, particularly shares of larger firms, we have concentrated on more attractive alternatives. This should serve the Fund well if the recent broadening of investor interest continues.


Galaxy Strategic Equity Fund
Distribution of Total Net Assets as of April 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Repurchase  Agreement & Net
Other Assets and Liabilities                       8%

Consumer Cyclical                                 10%

Consumer Staples                                  13%

Technology                                        15%

Energy                                            20%

Capital Goods and Construction                     9%

Finance                                           14%

Basic Materials                                    6%

Other Common Stocks                                5%


Galaxy Strategic Equity Fund
Growth of $10,000 investment*

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]

* Since inception on 3/4/98 for Trust, Retail A Shares and Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1999. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

================================================================================
Portfolio Reviews


                            GALAXY EQUITY VALUE FUND

[PHOTO]


G. Jay Evans has managed the Galaxy Equity Value Fund since April of
1993. He has managed value-oriented portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1978.


By G. Jay Evans
Portfolio Manager

     The Galaxy Equity Value Fund enjoyed strong returns for the six months ended April 30, 1999 that outpaced the returns of its market benchmarks. Of particular help were strong performances early in the period by holdings in stocks of consumer cyclical and technology firms -- two sectors where the Fund was overweighted versus its benchmarks. The Fund also benefited from excellent selectivity in the energy and health care sectors.

     These performances helped offset weaker returns from financial holdings later in the period, which resulted as a strong economy drove interest rates high, and underweightings in the soaring stocks of Internet, personal communications and large-capitalization growth issues that were due to our ongoing orientation toward value.

     For the six months ended April 30, 1999, Trust Shares of the Galaxy Equity Value Fund earned a total return of 22.32%. For the same period, Retail A Shares returned 22.10%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares returned 21.74%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 4 for total returns after deducting the front-end sales charge, and the chart on page 5 for total returns after deducting the contingent deferred sales charge.)

     For the same 6-month period, the average of growth and income funds tracked by Lipper earned a total return of 18.39% and the S&P 500 Index returned 22.31%.

Contributions to Performance

     In the final months of 1998, the inventory correction that had plagued technology stocks in the first half of the year became a fading memory. This helped the sector rebound strongly. At the same time, there was less concern that the stock market's summer sell-off would discourage consumer spending -- which drove consumer cyclical stocks sharply higher.

     Consumer cyclical stocks continued to perform well in the first months of 1999, as year-end bonuses and tax rebates were spent on new cars, remodeled kitchens, winter vacations and spring outfits. Although the Fund had little exposure to the soaring Internet sector during this time, it enjoyed strong performances from several positions in other technology stocks. Of additional benefit was our move into the oil-service sector, which rebounded as oil prices rose. The Fund's underweighting in the lesser-performing basic materials and consumer growth sectors further enhanced returns.

Shift Toward Value Could Continue

     After leading the market's advance for several years, large-capitalization growth stocks now sell at unsupportable price/earnings premiums. In contrast, many stocks with a value orientation -- where the Fund concentrates its investments

================================================================================
Portfolio Reviews


-- have become real bargains. Rarely has the value disparity between growth and value stocks and between large-cap and mid-cap issues been as wide as it is today.

     The market now appears poised to either correct from its lofty level or rotate from large-cap growth stocks into value shares. Given the positive economic environment that now exists, the likelihood of a rotation in leadership may be greater than the chance for a correction. Equity investors have, in fact, already started their move from growth to value in recent weeks. The initial stage of such a move is usually defensive. Investors need not look far into the future now to find earnings support for low-priced value stocks.

     If the economy remains strong, and long-term interest rates continue to rise, the value of the long streams of earnings that support growth stock prices will be reduced. Continued economic strength could also pave the way for the second stage in the shift to value -- which is typically built on the increase in pricing flexibility that accompanies higher levels of capacity utilization. Value stocks should thus benefit if earnings expectations continue to rise.

     The Galaxy Equity Value Fund is supported by a strong research effort, which is focused on finding overlooked, undervalued companies that are experiencing rising levels of profitability. We are helped in this effort by a highly sophisticated valuation system that is designed to identify stocks for our review.


Galaxy Equity Value Fund
Distribution of Total Net Assets as of April 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Transportation                                2%

Energy                                        7%

Technology                                   18%

Utilities                                     6%

Consumer Cyclical                            26%

Capital Goods and Construction                7%

Consumer Staples                              9%

Finance                                      21%

Repurchase Agreement & Net Other
Assets and Liabilities                        4%

Galaxy Equity Value Fund
Growth of $10,000 investment*

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]

* Since inception on 9/1/88 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1999. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

================================================================================
Portfolio Reviews

                           GALAXY EQUITY GROWTH FUND

[PHOTO]


Bob Armknecht has been managing the Galaxy Equity Growth Fund since its inception in December of 1990. He has managed equity portfolios for Fleet Investment Advisors Inc. since 1988.

By  Bob Armknecht
Portfolio Manager

     As economic uncertainty kept investors focused on a narrowing group of large-company growth stocks for most of the last six months, the Galaxy Equity Growth Fund benefited from its continued emphasis on large domestic stocks that have reliable earnings and come from sectors with strong growth potential. Specifically, these included shares of technology, financial, and consumer staples firms. This strategy helped the Fund perform well against both its market benchmark and its fund peer group during the recent reporting period.

     For the six months ended April 30, 1999, the Fund's Trust Shares earned a total return of 23.02%. Over the same time, Retail A Shares earned 22.80%, before deducting the 3.75% maximum front-end sales charge, and Retail B Shares earned 22.33%, before deducting the 5.00% maximum contingent deferred sales charge. A Prime Shares of the Fund earned a total return of 22.38% before deducting the maximum 5.50% front-end sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999. B Prime Shares of the Fund earned a total return of 22.35% before deducting the 5.00% maximum contingent deferred sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge, and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.)

     Over the same period, the total return for the average of growth funds tracked by Lipper was 23.07% and the S&P 500 Index earned a total return of 22.31%.

Making the Most of Market Changes

     In the first months of the period, we took advantage of the attractive prices that were available following the third-quarter stock market correction to add shares of broadcasting, finance, and entertainment firms.

     During this time, we also traded investments within the technology sector to enhance the earnings potential of Fund holdings in that group. This helped the Fund benefit from a strong rebound by technology shares, which represented an overweighted position in the Fund versus the S&P 500 Index. Solid gains by shares of financial firms also enhanced returns. Although low oil prices hurt returns from shares of energy firms, we were able to use volatility in that sector to make several profitable trades for the portfolio.

     When oil prices rebounded in the first months of 1999, the Fund benefited from its overweighted position in energy stocks, and from overweightings in the strongly performing semiconductor

================================================================================
Portfolio Reviews


and health care sectors. These gains helped offset disappointing returns from shares of broadcasting, retail, and communications firms. We took profits in certain technology and communications positions that had performed well and used the proceeds to buy shares of broadcasting and communications firms whose prices were particularly attractive. In the communications area, we added shares of household electronics and cable television firms to the Fund's holdings in wireless companies. We also found investment opportunities in shares of manufacturing, industrial, and financial firms during temporary periods of price weakness. These holdings also contributed positively to Fund returns during the period.

Adding Economically Sensitive Shares

     We continue to emphasize high-growth stocks in the technology, financial, health care, and consumer staples sectors. With the recent shift by investors into more economically sensitive groups, we have increased holdings in the capital goods and consumer cyclical groups as well. In making these additions, we have focused on high-quality firms that should experience superior growth beyond that sparked by an improving economy. Although growth may slow in coming months, creating occasional periods of market weakness, we feel the long-term prospects for U.S. growth are bright. We expect, therefore, to use such near-term price declines to increase investments in economically sensitive issues further. As before, we expect to maintain sizable investments in the same non-cyclical growth sectors that have served the Fund well in recent years -- upgrading positions in those groups as we find attractive opportunities to do so.


Galaxy Equity Growth Fund
Distribution of Total Net Assets as of April 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Repurchase  Agreement & Net
Other  Assets  and  Liabilities                         4%

Finance                                                15%

Energy                                                  9%

Convertible Preferred & Other Common Stocks            14%

Consumer Staples                                       14%

Technology                                             23%

Consumer  Cyclical                                     10%

Capital  Goods  and  Construction                      11%


Galaxy Equity Growth Fund
Growth of $10,000 investment*

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]

* Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for A Prime Shares and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for A Prime Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1999. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

================================================================================
Portfolio Reviews


                        GALAXY INTERNATIONAL EQUITY FUND

[PHOTO]

Thomas M. O'Neill is Chief Investment Officer of Fleet Investment Advisors Inc., Oechsle International Advisors, LLC serves as sub-advisor for the Fund Oechsle International Advisors, LLC is a firm dedicated to international investing and has approximately $12.2 billion in assets under management.

By Thomas O'Neill, Chief Investment Officer, Fleet Investment Advisors Inc., and by Oechsle International Advisors, LLC, Sub-Advisor

     During the six months ended April 30, 1999, the Galaxy International Equity Fund enjoyed exceptional performances from many individual holdings. This offset both a smaller weighting in Japanese stocks, which outperformed during the period, and an overweighting in European stocks, which underperformed.

     During the reporting period, the Fund's Trust Shares earned a total return of 16.60%. Over the same time, Retail A Shares earned 16.30% before deducting the maximum 3.75% front-end sales charge. Retail B Shares of the Fund earned a total return of 16.00% before deducting the maximum 5.00% contingent deferred sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999. A Prime Shares of the Fund earned a total return of 16.80% before deducting the maximum 5.50% front-end sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999. B Prime Shares of the Fund earned a total return of 16.27% before deducting the maximum 5.00% contingent deferred sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999.(Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge, and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.) Those returns compare with 15.11% for the average of international funds tracked by Lipper, and 15.28% for the EAFE Index.

     During the period, the Fund enjoyed exceptional individual performances by many of its Japanese holdings -- particularly shares of telecommunications, financial, and electric utility firms. Many European stocks also performed well, including shares of telecommunications firms and companies involved in mergers.

     During the period, we increased investments in Japan slightly and improved the earnings quality of shares that we owned. We gave particular attention to consumer-finance firms and companies that can benefit from corporate restructuring. In Europe, we trimmed stocks in France that were particularly sensitive to a weakening economy and increased holdings in the United Kingdom -- which should benefit from eventual membership in the European Monetary Union. Late in the period we added investments in Mexico.

Future Strategies

     We expect the recent economic progress in Japan to continue. As conditions improve, we may increase the Fund's weighting in Japan -- which still offers many attractive opportunities. With continued consolidations among European firms likely, we plan to look for additional merger candidates.

     Now that stocks have begun to rally in Latin America, we may also increase investments there. As in other parts of the world, our choices will depend on the relative attractiveness of individual companies versus opportunities in other regions.

Galaxy International Equity Fund
Distribution of Total Net Assets as of April 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Repurchase  Agreement & Net
Other Assets and  Liabilities                      1%

Australia & New Zealand                            4%

United Kingdom                                    22%

Europe                                            46%

Far East                                          24%

Canada                                             3%


Galaxy International Equity Fund
Growth of $10,000 investment*

    [THE FOLLOWING WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]

* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 11/1/98 for Retail B, A Prime Shares and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for A Prime Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1999. The Morgan Stanley Europe, Australasia & Far East Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

================================================================================
Portfolio Reviews

                          GALAXY SMALL CAP VALUE FUND

[PHOTO]


Peter Larson has managed the Galaxy Small Cap Value Fund, and its predecessor, since 1963. He has managed small company portfolios since 1981.

By  Peter Larson
Portfolio Manager

     After a brief rebound from the third-quarter market correction, stocks of small companies lagged shares of larger firms. Meanwhile, value-oriented shares continued to underperform growth-oriented issues. By April 1999, however, investors were recognizing the attractive prices in the small cap and value sectors. By taking advantage of special investment opportunities, we helped the Galaxy Small Cap Value Fund make the most of this difficult market environment.

     During the six months ended April 30, 1999, the Fund's Trust Shares earned a total return of 5.71%. Over the same time, Retail A Shares earned 5.54%, before deducting the maximum 3.75% front-end sales charge. Retail B Shares of the Fund earned a total return of 5.05% before deducting the maximum 5.00% contingent deferred sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999. A Prime Shares of the Fund earned a total return of 5.50% before deducting the maximum 5.50% front-end sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999. B Prime Shares of the Fund earned a total return of 5.20% before deducting the maximum 5.00% contingent deferred sales charge for the period since their initial public offering on November 1, 1998 through April 30, 1999. (Please see the charts on page 4 for total returns after deducting the applicable front-end sales charge, and the charts on page 5 for total returns after deducting the applicable contingent deferred sales charge.) These returns compare to 14.68% earned by the average of small-company growth funds tracked by Lipper and 15.16% earned by the Russell 2000.

Adding on Weakness

     At the end of 1998, the Fund enjoyed a strong rebound from its technology, basic materials, and capital goods shares. Gains from positions involved in mergers further enhanced returns. These positives helped offset disappointing performances from energy stocks hurt by weak oil prices. When small-cap prices weakened, we increased many existing positions -- especially technology shares, which we felt were much oversold. As oil prices rose in the first months of 1999, energy positions rebounded.

     Once again, gains from shares involved in mergers improved returns. We continued to use price weakness to increase existing positions. Late in the period, we found attractive opportunities in shares of temporary employment firms.

Most Attractive Prices in Decades

     Although it is too soon to tell if recent market broadening will continue, we believe a significant rebound in value-oriented shares of small firms lies ahead. While this could be delayed if growth slows, prices for these shares are more attractive than they have been in decades. Once investors become confident about the economy, and give greater weight to company valuations, both the small-cap and value sectors could substantially outperform.

Galaxy Small Cap Value Fund
Distribution of Total Net Assets as of April 30, 1999

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Repurchase  Agreement, Corporate  Bond
& Net  Other  Assets  and  Liabilities                 14%

Consumer Cyclical                                      16%

Finance                                                13%

Technology                                             19%

Basic Materials                                         4%

Capital Goods and Construction                         12%

Consumer Staples                                       15%

Other Common Stocks                                     7%


Galaxy Small Cap Value Fund
Growth of $10,000 investment*

[THE FOLLOWING WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]



* Since inception on 12/14/92 for Trust Shares. Since inception on 2/12/93 for Retail A Shares. Since inception on 11/1/98 for Retail B, A Prime and B Prime Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for A Prime Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B and B Prime Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1999. The Russell 2000 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

================================================================================
Portfolio Reviews

                        GALAXY SMALL COMPANY EQUITY FUND

[PHOTO]


Steve Barbaro has managed the Galaxy Small Company Equity Fund since its inception in December of 1991. He has managed small company portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1976.

By  Steven Barbaro
Portfolio Manager

     With investors favoring stocks of large-company growth firms in the past six months, stocks of small companies with the greatest capitalizations outperformed. While we gave added weight to these issues, and focused on stocks with strong growth potential, the Galaxy Small Company Equity Fund underperformed its market benchmarks -- which were more heavily weighted in small-cap stocks with greater capitalizations.

     For the six months ended April 30, 1999, the Fund's Trust Shares had a total return of 2.01%. For the same period, Retail A Shares earned 1.69%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares earned 1.42%, before deducting the maximum 5.00% contingent deferred sales charge (Please see the chart on page 4 for total returns after deducting the front-end sales charge, and the chart on page 5 for returns after deducting the contingent deferred sales charge.)

     These returns compare with the total return of 14.68% for the average of small-company growth funds tracked by Lipper, and a return of 15.16% for the Russell 2000.

Technology Shares Aid Returns

     As in the third quarter of 1998, we used market weakness at the end of the year to increase the size of companies in the Fund. Meanwhile, the Fund enjoyed strong performances from semiconductor stocks, which represented a large portion of its assets. This, plus new holdings and increases in existing positions, raised the Fund's technology weighting.

     In the first months of 1999, the Fund earned solid returns from many technology holdings and several positions involved in mergers. Generally, however, the Fund's investments were neglected by investors seeking either very rapid earnings growth or exceptional value. During this time, we traded shares of computer hardware, service, and general software firms for stocks of networking and semi-conductor companies. We sold some of the Fund's trucking shares, due to rising costs for fuel.

Adding Economic Sensitivity

     We have recently traded some technology positions for holdings in growth-oriented stocks that can benefit from improving economic conditions. Within the technology sector, we have shifted assets into positions offering better value. These moves should enhance returns if the market continues to broaden. Should the economy weaken, and market leadership narrows again, the Fund holds many stocks whose growth potential is not tied to a strong economy.


Galaxy Small Company Equity Fund
Distribution  of  Total  Net  Assets  as of  April  30,  1999

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Capital Goods and Construction                         11%

Consumer Staples                                       16%

Technology                                             35%

Consumer Cyclical                                      21%

Energy                                                  7%

Other Common Stocks & Net Other
Assets and Liabilities                                 10%


Galaxy Small Company Equity Fund
Growth of $10,000 investment*

    [THE FOLLOWING WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             [PLOT POINTS TO COME]



* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1999. The Russell 2000 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

================================================================================

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."


AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.


DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.


EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund at no cost (as long as you exchange within the same share class).


CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a FleetOne Gold or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.


24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call toll-free 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.

--------------------------------------------------------------------------------
Certain shareholder services may not be available to Trust, A Prime and B Prime Share investors. Please consult the Fund Prospectus.

* Shares of the Funds are distributed through First Data Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., Fleet Enterprises, Inc., or Quick & Reilly, Inc., members NASD and SIPC.

================================================================================
Shareholder Information

                              TRUSTEES AND OFFICERS
                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                               Vice President and
                               Assistant Treasurer

                                William Greilich
                                 Vice President


                               INVESTMENT ADVISOR
                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109


                                   DISRTIBUTOR
                                   First Data
                               Distributors, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108


                                  ADMINISTRATOR
                               First Data Investor
                              Services Group, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for each Fund of The Galaxy Fund, which contains more information concerning the investment policies and expenses of the Funds as well as other pertinent information. For complete information, and before making an investment decision on any of the Funds of The Galaxy Fund, you should request a prospectus from First Data Distributors, Inc. by calling toll-free 1-877-BUY-GALAXY (1-877-289-4252). Read the prospectus carefully before you invest.

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal amount invested.


                                     [LOGO]

                   This report was printed on recycled paper.

Asset Allocation Fund

Portfolio of Investments
April 30, 1999 (unaudited)

  Shares                                                              Value
 --------                                                         ------------

COMMON STOCKS - 48.94%

              Consumer Staples - 11.36%

   190,000    Becton Dickinson & Co. ........................     $  7,065,625
   130,000    Bestfoods .....................................        6,524,375
   200,000    Boston Scientific Corp.* ......................        8,512,500
   230,000    Coca-Cola Enterprises, Inc. ...................        7,935,000
    60,000    Elan Corp. Plc, ADR* ..........................        3,090,000
   110,000    Forest Laboratories, Inc.* ....................        4,895,000
    80,000    Genzyme Corp.* ................................        3,020,000
   110,000    Gillette Co. ..................................        5,740,625
   100,000    Lilly (Eli) & Co. .............................        7,362,500
   120,000    Merck & Co., Inc. .............................        8,430,000
   130,000    PepsiCo, Inc. .................................        4,801,875
    60,000    Pfizer, Inc. ..................................        6,903,750
    50,000    Procter & Gamble Co. ..........................        4,690,625
    80,000    Warner-Lambert Co. ............................        5,435,000
                                                                  ------------
                                                                    84,406,875
                                                                  ------------

              Technology - 9.39%

   100,000    Altera Corp.* .................................        7,225,000
   180,000    Automatic Data Processing, Inc. ...............        8,010,000
   120,000    Cisco Systems, Inc.* ..........................       13,687,500
    50,000    Dell Computer Corp* ...........................        2,059,375
    80,000    EMC Corp.* ....................................        8,715,000
    90,000    Hewlett-Packard Co. ...........................        7,098,750
   170,000    Intel Corp. ...................................       10,401,875
   160,000    Lucent Technologies, Inc. .....................        9,620,000
    50,000    Xerox Corp. ...................................        2,937,500
                                                                  ------------
                                                                    69,755,000
                                                                  ------------

              Finance - 8.77%

   120,000    American International Group, Inc. ............       14,092,500
    89,998    Associates First Capital Corp. ................        3,988,036
    20,000    Bank One Corp. ................................        1,180,000
    40,000    Chase Manhattan Corp. .........................        3,310,000
   160,000    Citigroup, Inc. ...............................       12,040,000
   130,000    Fannie Mae ....................................        9,221,875
    90,000    First Union Corp. .............................        4,983,750
   120,000    Hartford Financial
              Services Group, Inc. ..........................        7,072,500
   100,000    Washington Mutual, Inc. .......................        4,112,500
   120,000    Wells Fargo & Co. .............................        5,182,500
                                                                  ------------
                                                                    65,183,661
                                                                  ------------

              Consumer Cyclical - 5.52%

    15,000    American On Line, Inc.* .......................        2,141,250
   150,000    CVS Corp. .....................................        7,143,750
    70,000    Dayton Hudson Corp. ...........................        4,711,875
   220,000    Home Depot, Inc. ..............................       13,186,250
   200,000    McDonald's Corp. ..............................        8,475,000
   200,000    Walgreen Co. ..................................        5,375,000
                                                                  ------------
                                                                    41,033,125
                                                                  ------------

              Energy - 4.13%

   120,000    Anadarko Petrolum Co. .........................        4,552,500
    20,000    Chevron Corp. .................................        1,995,000
   170,000    Halliburton Co. ...............................        7,246,250
    70,000    Mobil Corp. ...................................        7,332,500
   150,000    Schlumberger, Ltd. ............................        9,581,250
                                                                  ------------
                                                                    30,707,500
                                                                  ------------

              Utilities - 3.82%

   120,000    Frontier Corp. ................................        6,622,500
   180,000    MCI WorldCom, Inc.* ...........................       14,793,750
   125,000    SBC Communications, Inc. ......................        7,000,000
                                                                  ------------
                                                                    28,416,250
                                                                  ------------

              Capital Goods and Construction - 3.68%

   170,000    Boeing Co. ....................................        6,906,250
    60,000    Caterpillar, Inc. .............................        3,862,500
   115,000    Deere & Co. ...................................        4,945,000
   110,000    General Electric Co. ..........................       11,605,000
                                                                  ------------
                                                                    27,318,750
                                                                  ------------

              Transportation - 1.82%

   100,000    AMR Corp.* ....................................        6,981,250
   200,000    Southwest Airlines Co. ........................        6,512,500
                                                                  ------------
                                                                    13,493,750
                                                                  ------------

             Basic Materials - 0.45%

   130,000    Sonoco Products Co. ...........................        3,355,625
                                                                  ------------
              Total Common Stocks ...........................      363,670,536
                                                                  ------------
              (Cost $225,329,616)

Par Value
---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 20.82%

              U.S. Treasury Notes - 7.48%

$4,500,000    5.75%, 10/31/00 ...............................        4,546,620
 6,000,000    4.50%, 01/31/01 ...............................        5,944,080
 2,000,000    5.00%, 02/28/01 ...............................        1,997,440
 2,000,000    5.63%, 02/28/01 ...............................        2,018,960
 3,000,000    5.25%, 08/15/03 ...............................        2,999,730
 5,510,000    4.75%, 02/15/04 ...............................        5,399,800
 1,200,000    7.25%, 08/15/04 ...............................        1,306,536
 2,300,000    5.63%, 02/15/06 ...............................        2,330,153
 3,375,000    6.50%, 10/15/06 ...............................        3,595,860
 2,390,000    6.63%, 05/15/07 ...............................        2,573,887
 3,750,000    6.13%, 08/15/07 ...............................        3,919,162
   800,000    5.63%, 05/15/08 ...............................          811,568
 2,500,000    4.75%, 11/15/08 ...............................        2,389,050
 1,000,000    8.13%, 08/15/19 ...............................        1,256,890

                       See Notes to Financial Statements.

Asset Allocation Fund

April 30, 1999 (unaudited)

Par Value                                                            Value
----------                                                        ------------

              U.S. Treasury Notes (continued)

$5,900,000    8.13%, 08/15/21 ...............................     $  7,480,610
 6,000,000    7.25%, 08/15/22 ...............................        6,983,880
                                                                  ------------
                                                                    55,554,226
                                                                  ------------

              U.S. Treasury Bonds - 6.83%

 1,500,000    7.63%, 02/15/07 ...............................        1,583,520
 4,200,000    12.00%, 08/15/13 ..............................        6,102,138
13,375,000    7.50%, 11/15/16 ...............................       15,676,837
 1,000,000    8.88%, 02/15/19 ...............................        1,340,210
   750,000    8.50%, 02/15/20 ...............................          978,458
 6,200,000    7.88%, 02/15/21 ...............................        7,654,582
 3,250,000    7.63%, 11/15/22 ...............................        3,944,005
 2,850,000    7.13%, 02/15/23 ...............................        3,280,920
 8,950,000    6.13%, 11/15/27 ...............................        9,263,876
 1,000,000    5.50%, 08/15/28 ...............................          952,470
                                                                  ------------
                                                                    50,777,016
                                                                  ------------

              Government National
              Mortgage Association - 2.68%

   252,818    6.50%, 05/15/13, Pool # 473566 ................          255,978
   197,637    6.50%, 06/15/13, Pool # 476470 ................          200,044
   319,199    6.50%, 08/15/13, Pool # 486453 ................          323,087
    85,976    6.50%, 11/15/13, Pool # 454228 ................           87,024
   497,430    6.50%, 11/15/13, Pool # 454234 ................          503,489
   200,941    6.50%, 11/15/13, Pool # 477529 ................          203,388
 1,060,244    6.50%, 11/15/13, Pool # 483663 ................        1,073,158
   254,567    6.50%. 11/15/13, Pool # 493623 ................          257,667
 3,068,098    7.00%, 11/15/13, Pool # 780921 ................        3,145,751
   469,000    9.00%, 12/15/17, Pool # 780201 ................          502,708
   602,974    7.50%, 01/15/26, Pool # 417191 ................          621,437
 2,440,000    6.00%, 10/01/28 ...............................        2,363,750
   855,356    7.50%, 10/15/28, Pool # 482799 ................          881,547
 2,537,276    6.50%, 12/15/28, Pool # 495775 ................        2,520,606
   200,199    6.50%, 01/15/29, Pool # 482909 ................          198,884
   966,641    6.50%, 03/15/29, Pool # 464613 ................          960,290
 1,668,263    6.50%, 04/15/29, Pool # 473682 ................        1,660,839
   932,137    6.50%, 04/15/29, Pool # 483349 ................          927,989
 1,800,000    6.50%, 04/15/29, Pool # 488234 ................        1,788,174
   399,900    6.50%, 04/15/29, Pool # 506494 ................          397,273
 1,000,000    7.50%, 04/15/29, Pool # 434321 ................        1,032,430
                                                                  ------------
                                                                    19,905,513
                                                                  ------------

              Federal National
              Mortgage Association - 1.79%

 1,000,000    6.74%, 09/19/01 ...............................        1,031,240
 1,000,000    6.49%, 01/19/06 ...............................        1,003,870
   711,866    6.00%, 01/01/09, Pool # 269929 ................          708,307
 3,990,000    5.25%, 01/15/09 ...............................        3,805,782
 2,779,402    7.00%, 09/01/12, Pool # 398610 ................        2,839,326
   742,212    7.00%, 08/01/13, Pool # 434416 ................          758,214
 3,000,000    5.50%, 05/25/14 ...............................        2,922,423
   242,813    6.50%, 01/01/26, Pool # 303676 ................          241,521
                                                                  ------------
                                                                    13,310,683
                                                                  ------------

              Federal Home Loan
              Mortgage Corporation - 1.51%

$4,500,000    5.38%, 03/02/01 ...............................        4,504,680
 2,000,000    5.00%, 01/15/04 ...............................        1,947,620
 1,000,000    7.74%, 06/01/04 ...............................        1,001,880
 1,000,000    7.05%, 06/08/05 ...............................        1,008,580
   269,312    7.00%, 10/01/13, Pool # E72863 ................          275,202
   727,038    7.00%, 11/01/13, Pool # E00586 ................          742,938
   968,411    7.00%, 12/01/28, Pool # C00698 ................          982,327
   748,000    7.00%, 04/01/29, Pool # C00756 ................          758,749
                                                                  ------------
                                                                    11,221,976
                                                                  ------------

              Federal Farm Credit Bank - 0.53%

 3,975,000    5.13%, 04/02/01 ...............................        3,962,995
                                                                  ------------
              Total U.S. Government
              and Agency Obl                                       154,732,409
                                                                  ------------
                (Cost $154,285,393)

CORPORATE NOTES AND BONDS - 16.75%

 2,500,000    Ahold Finance USA, Inc.
              6.25%, 05/01/09................................        2,459,375
 2,500,000    American Express Credit Corp.
              6.13%, 06/15/00 ...............................        2,514,300
 1,000,000    American Express Co.
              Senior Bond
              6.75%, 06/23/04................................        1,030,000
   200,000    American Telephone & Telegraph Corp.
              7.00%, 05/15/05................................          208,250
 1,000,000    Arizona Public Service Co.
              First Mortgage
              7.63%, 06/15/99................................        1,002,500
 3,250,000    Associates Corp. of North America
              Senior Note
              6.63%, 05/15/01................................        3,310,938
 1,000,000    Bank One Milwaukee, MTN
              6.35%, 03/19/01................................        1,012,500
   675,000    Becton Dickinson
              7.00%, 08/01/27................................          685,969
 1,900,000    Becton Dickinson
              6.70%, 08/01/28................................        1,878,625
   200,000    Burlington Northern Santa Fe
              6.88%, 02/15/16................................          200,000
 1,000,000    Caterpillar Financial Services Corp.
              Series F, MTN
              5.47%, 09/12/01................................          995,000
 1,700,000    Caterpillar Financial
              Services Corp., MTN
              6.00%, 05/23/02................................        1,708,500
 1,200,000    Citicorp, Senior MTN
              8.63%, 11/01/04................................        1,216,500
 2,000,000    Coca-Cola Enterprises, Inc.
              6.38%, 08/01/01................................        2,027,500
 1,000,000    Coca-Cola Enterprises, Inc.
              7.13%, 08/01/17................................        1,041,250
 2,300,000    Colgate-Palmolive Co.
              Series C, MTN
              5.27%, 12/01/03 ...............................        2,245,375

                       See Notes to Financial Statements.

Asset Allocation Fund

April 30, 1999 (unaudited)

Par Value                                                            Value
----------                                                        ------------

CORPORATE NOTES AND BONDS (continued)

$1,000,000    Commercial Credit Co.
              5.75%, 07/15/00 ...............................     $  1,004,020
 1,400,000    Commercial Credit Co.
              6.50%, 08/01/04 ...............................        1,417,500
 3,500,000    Diageo Capital, Plc
              6.00%, 03/27/03 ...............................        3,503,500
 1,000,000    Emerson Electric Co.
              5.85%, 03/15/09 ...............................          987,410
 1,000,000    First Union Corp.
              6.60%, 06/15/00 ...............................        1,010,000
 1,250,000    Ford Motor Credit Co.
              6.85%, 08/15/00 ...............................        1,270,400
   250,000    Ford Motor Credit Co.
              6.25%, 11/08/00 ...............................          252,460
   500,000    Ford Motor Credit Co.
              7.00%, 09/25/01 ...............................          514,375
 1,000,000    Ford Motor Credit Co.
              Senior Note
              6.50%, 02/28/02 ...............................        1,018,750
 1,000,000    G.E. Capital Corp., Series A, MTN
              5.92%, 04/03/01 ...............................        1,008,750
   500,000    G.E. Capital Corp., Series A, MTN
              5.50%, 04/15/02 ...............................          498,000
 4,000,000    General Motors Acceptance Corp.
              6.88%, 07/15/01 ...............................        4,100,000
 1,000,000    General Motors Acceptance Corp.
              7.00%, 09/15/02 ...............................        1,032,500
   250,000    GTE Corp.
              6.46%, 04/15/08 ...............................          253,325
 1,000,000    GTE North, Inc., Series H
              5.65%, 11/15/08 ...............................          956,250
 3,000,000    Heinz (H.J.) Co., Euro Bond
              5.75%, 02/03/03 ...............................        2,979,600
   750,000    Heinz (H.J.) Co.
              6.88%, 01/15/03 ...............................          776,250
   500,000    Hershey Foods Corp.
              6.70%, 10/01/05 ...............................          521,250
 2,300,000    Hershey Foods Corp.
              7.20%, 08/15/27 ...............................        2,466,750
 1,000,000    Hertz Corp., Senior Note
              7.00%, 04/15/01 ...............................        1,018,750
   750,000    Illinois Tool Works
              5.75%, 03/01/09 ...............................          734,037
 2,000,000    Ingersoll-Rand, Senior Note
              6.26%, 02/15/01 ...............................        2,022,500
 1,000,000    International Business
              Machines Corp.
              6.38%, 06/15/00 ...............................        1,011,250
 1,355,000    International Business
              Machines Corp.
              5.38%, 02/01/09 ...............................        1,285,556
 1,000,000    International Business
              Machines Corp.
              7.50%, 06/15/13 ...............................        1,116,250
 2,000,000    International Business
              Machines Corp.
              6.22%, 08/01/27 ...............................        2,050,000
   500,000    International Paper Co.
              7.00%, 06/01/01 ...............................          506,875
 1,000,000    Keycorp Institutional Capital Corp.
              Series A
              6.63%, 06/15/29
              Putable 06/01/99 (A) ..........................        1,000,840
 1,500,000    Lockheed Martin Corp.
              6.85%, 05/15/01 ...............................        1,526,250
   500,000    May Department Stores Co.
              6.88%, 11/01/05 ...............................          515,000
 2,025,000    McDonald's Corp., Senior MTN
              5.95%, 01/15/08 ...............................        2,014,875
   500,000    McDonald's Corp.
              8.88%, 04/01/11 ...............................          611,250
 3,550,000    MCI WorldCom, Inc.
              6.13%, 04/15/02 ...............................        3,567,750
   500,000    Mead Corp.
              6.84%, 03/01/37 ...............................          524,375
   850,000    Merck & Co.
              6.40%, 03/01/28 ...............................          831,937
 2,500,000    Minnesota Mining & Manufacturing
              6.38%, 02/15/28 ...............................        2,418,750
 1,000,000    National City Bank of Kentucky
              6.30%, 02/15/11 ...............................          968,750
 1,000,000    National Rural Utilities
              Cooperative Finance Corp.
              6.38%, 10/15/04 ...............................        1,026,250
 2,500,000    National Rural Utilities
              Cooperative Finance Corp.
              6.13%, 01/15/05 ...............................        2,515,625
 1,025,000    National Rural Utilities
              Cooperative Finance Corp.
              5.75%, 11/01/08 ...............................          994,250
 1,000,000    NationsBank Corp.
              7.00%, 09/15/01 ...............................        1,027,500
 2,500,000    NationsBank of North America
              5.86%, 05/26/00 ...............................        2,509,375
 500,000      Northern Telecom, Ltd.
              6.00%, 09/01/03 ...............................          501,250
 1,000,000    Pennsylvania Power & Light Co.
              6.88%, 02/01/03 ...............................        1,030,000
 1,000,000    PepsiCo, Inc.
              5.75%, 01/01/03 ...............................          997,500
 1,620,000    PepsiCo, Inc.
              5.75%, 01/15/08 ...............................        1,577,475
 1,590,000    Pitney Bowes Credit Corp.
              6.63%, 06/01/02 ...............................        1,631,738
 5,000,000    Pitney Bowes, Inc.
              5.50%, 04/15/04 ...............................        4,937,500
 1,800,000    Potomac Electric Power Co.
              6.50%, 09/15/05 ...............................        1,827,000
 2,000,000    Potomac Electric Power Co.
              6.25%, 10/15/07 ...............................        2,017,500
 325,000      Rite Aid Corp.
              6.70%, 12/15/01 ...............................          328,656
 1,000,000    Service Corp. International
              7.38%, 04/15/04 ...............................        1,021,250
 3,500,000    Sherwin-Williams Co.
              6.50%, 02/01/02 ...............................        3,556,875

                       See Notes to Financial Statements.

Asset Allocation Fund

April 30, 1999 (unaudited)

Par Value                                                            Value
----------                                                        ------------

CORPORATE NOTES AND BONDS (continued)

$1,900,000    Sherwin-Williams Co.
              6.85%, 02/01/07 ...............................     $  1,985,500
 1,000,000    Southwest Airlines Co.
              8.75%, 10/15/03 ...............................        1,102,500
 1,500,000    Sprint Capital Corp.
              5.88%, 05/01/04 ...............................        1,485,000
 1,000,000    Sprint Capital Corp.
              6.90%, 05/01/19 ...............................          985,000
 1,000,000    Suntrust Bank of Atlanta
              7.25%, 09/15/06 ...............................        1,045,000
   300,000    Suntrust Bank of Central Florida, MTN
              6.90%, 07/01/07 ...............................          314,250
 1,000,000    Sysco Corp.
              7.25%, 04/15/07 ...............................        1,067,500
 1,250,000    Sysco Corp.
              6.50%, 08/01/28 ...............................        1,212,500
 3,250,000    Tele-Communication, Inc.
              7.25%, 08/01/05 ...............................        3,440,937
 1,000,000    Texaco Capital, Inc.
              8.50%, 02/15/03 ...............................        1,088,750
   500,000    Texas Utilities Electric Co.
              7.38%, 11/01/99 ...............................          505,000
 1,000,000    United Technologies Corp.
              6.70%, 08/01/28 ...............................          996,250
 2,000,000    United Telecommunications, Inc.
              9.50%, 04/01/03 ...............................        2,240,000
 2,000,000    Wachovia Bank
              6.30%, 03/15/01 ...............................        2,020,000
 2,000,000    Wal-Mart Stores
              6.75%, 05/15/02 ...............................        2,060,000
   600,000    Xerox Corp.
              8.13%, 04/15/02 ...............................          636,000
 2,000,000    Xerox Corp.
              5.50%, 11/15/03 ...............................        1,970,000
                                                                  ------------
              Total Corporate Notes and Bonds ...............      124,486,598
                                                                  ------------
              (Cost $124,431,466)

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 2.28%

 2,950,000    Chemical Master Credit Card
              Trust 1, Class A
              5.55%, 09/15/03 ...............................        2,950,914
 1,000,000    Citibank Credit Card Master Trust 1
              Series 1999-1, Class A
              5.50%, 02/15/06 ...............................          983,120
 4,500,000    Discover Card Master Trust 1
              Series 1999-1, Class A
              5.30%, 08/15/04 ...............................        4,446,428
 1,660,000    Discover Card Master Trust 1
              Series 1999-4, Class A
              5.65%, 11/16/04 ...............................        1,662,594
 2,500,000    Ford Credit Auto Owner Trust
              Series 1999-A, Class A-4
              5.31%, 11/15/01 ...............................        2,497,713
 1,400,000    National Rural Utilities
              Cooperative Finance Corp.
              Collateral Trust
              5.50%, 01/15/05 ...............................        1,370,250
    26,903    NationsBank Auto Owner Trust
              Series 1996-A, Class A-3
              6.38%, 07/15/00 ...............................           26,911
    23,429    Premier Auto Trust
              Series 1996-3, Class A-3
              6.50%, 03/06/00 ...............................           23,429
 1,840,000    Premier Auto Trust
              Series 1999-2, Class A-4
              5.59%, 02/09/04 ...............................        1,839,494
   497,708    Prudential Home Mortgage Securities
              Class 1996-7, Series A-1,
              CMO 6.75%, 06/25/11 ...........................          499,261
   630,010    Rural Housing Trust
              Series 1987-1, Class 1-D, CMO
              6.33%, 04/01/26 ...............................          629,223
                                                                  ------------
              Total Asset-Backed and
              Mortgage-Backed Securities ....................       16,929,337
                                                                  ------------
              (Cost $16,945,639)

  Shares
----------

CONVERTIBLE PREFERRED STOCK - 0.20%

    30,000    Loral Space and
              Communications, Ltd.,
              Series C, 6.00% (A) ...........................        1,507,500
                                                                  ------------
              Total Convertible Preferred Stock .............        1,507,500
                                                                  ------------
              (Cost $1,627,725)

Par Value
---------

REPURCHASE AGREEMENT  - 10.46%

$77,751,000   Repurchase Agreement with:
              State Street Bank
              4.87%, 05/03/99, dated 04/30/99
              Repurchase Price $77,782,554
              (Collateralized by U.S. Treasury Bond
              7.50%, Due 11/15/16;
              Total Par $65,275,000
              Market Value $81,554,080) .....................       77,751,000
                                                                  ------------
              Total Repurchase Agreement ....................       77,751,000
                                                                  ------------
              (Cost $77,751,000)

Total Investments - 99.45% ..................................      739,077,380
                                                                  ------------
(Cost $600,370,839)

Net Other Assets and Liabilities - 0.55%                             4,072,798
                                                                  ------------
Net Assets - 100.00%.........................................     $743,150,178
                                                                  ============

----------

*           Non-income producing security.

(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1999, these securities amounted to $2,508,340, or 0.34% of net assets.

ADR         American Depositary Receipt

CMO         Collateralized Mortgage Obligation

Euro Bond   Euro Dollar Denominated

MTN         Medium Term Note

                       See Notes to Financial Statements.

Equity Income Fund

Portfolio of Investments
April 30, 1999 (unaudited)

  Shares                                                             Value
----------                                                        ------------

COMMON STOCKS - 85.23%

              Consumer Staples - 18.23%

   265,000    Becton Dickinson & Co. ........................     $  9,854,687
   190,000    Bestfoods .....................................        9,535,625
   100,000    Gillette Co. ..................................        5,218,750
    80,000    Lilly (Eli) & Co. .............................        5,890,000
    85,000    Merck & Co., Inc. .............................        5,971,250
   310,000    PepsiCo, Inc. .................................       11,450,625
    51,000    Pfizer, Inc. ..................................        5,868,188
    65,000    Procter & Gamble Co. ..........................        6,097,812
    95,000    Warner-Lambert Co. ............................        6,454,063
                                                                  ------------
                                                                    66,341,000
                                                                  ------------

              Finance - 14.90%

   134,000    Associates First Capital Corp. ................        5,937,875
   110,000    Bank One Corp. ................................        6,490,000
    85,000    Fannie Mae ....................................        6,029,687
    85,000    First Union Corp. .............................        4,706,875
   215,000    Hartford Financial Services Group, Inc. .......       12,671,563
   135,000    Highwoods Properties, Inc., REIT ..............        3,476,250
    90,000    Spieker Properties, Inc., REIT ................        3,532,500
   125,000    Washington Mutual, Inc. .......................        5,140,625
   145,000    Wells Fargo & Co. .............................        6,262,187
                                                                  ------------
                                                                    54,247,562
                                                                  ------------

              Energy - 12.39%

   132,000    Consolidated Natural Gas Co. ..................        7,854,000
    96,000    Exxon Corp. ...................................        7,974,000
   162,000    Halliburton Co. ...............................        6,905,250
    77,000    Mobil Corp. ...................................        8,065,750
   104,000    Schlumberger Ltd. .............................        6,643,000
   122,000    Texaco, Inc. ..................................        7,655,500
                                                                  ------------
                                                                    45,097,500
                                                                  ------------

              Technology - 11.06%

   315,000    Automatic Data Processing, Inc. ...............       14,017,500
   110,000    Hewlett-Packard Co. ...........................        8,676,250
   150,000    Intel Corp. ...................................        9,178,125
   143,000    Xerox Corp. ...................................        8,401,250
                                                                  ------------
                                                                    40,273,125
                                                                  ------------

              Utilities - 10.55%

   127,500    American Telephone & Telegraph Corp. ..........        6,438,750
   205,000    Frontier Corp. ................................       11,313,438
   125,000    SBC Communications, Inc. ......................        7,000,000
   165,000    Texas Utilities Co. ...........................        6,558,750
   300,000    Washington Gas Light Co. ......................        7,068,750
                                                                  ------------
                                                                    38,379,688
                                                                  ------------

              Consumer Cyclical - 9.95%

   132,000    Dayton Hudson Corp. ...........................        8,885,250
   160,000    Ford Motor Co. ................................       10,230,000
   210,000    McDonald's Corp. ..............................        8,898,750
   305,000    Walgreen Co. ..................................        8,196,875
                                                                  ------------
                                                                    36,210,875
                                                                  ------------

              Capital Goods and Construction - 5.20%

   180,000    Boeing Co. ....................................        7,312,500
   110,000    General Electric Co. ..........................       11,605,000
                                                                  ------------
                                                                    18,917,500
                                                                  ------------

              Basic Materials - 2.95%

   160,000    Weyerhauser Co. ...............................       10,740,000
                                                                  ------------
              Total Common Stocks ...........................      310,207,250
                                                                  ------------
              (Cost $221,003,229)

Par Value
----------

U.S. GOVERNMENT OBLIGATIONS - 1.10%

              U.S. Treasury Bond - 0.55%

$1,700,000    7.50%, 11/15/16 ...............................        1,992,570
                                                                  ------------

              U.S. Treasury Note - 0.55%

 2,000,000    5.50%, 04/15/00 ...............................        2,010,580
                                                                  ------------
              Total U.S. Government
              Obligations ...................................        4,003,150
                                                                  ------------
              (Cost $3,662,781)

REPURCHASE AGREEMENT  - 12.60%

45,877,000    Repurchase Agreement with:
              State Street Bank
              4.87%, 05/03/99, dated 04/30/99
              Repurchase Price $45,895,618
              (Collateralized by U.S. Treasury Bond
              8.50%, Due 2020;
              Total Par $35,155,000
              Market Value $46,800,094) .....................       45,877,000
                                                                  ------------
              Total Repurchase Agreement ....................       45,877,000
                                                                  ------------
              (Cost $45,877,000)

Total Investments - 98.93%...................................      360,087,400
                                                                  ------------
(Cost $270,543,010)

Net Other Assets and Liabilities - 1.07%.....................        3,893,289
                                                                  ------------
Net Assets - 100.00%.........................................     $363,980,689
                                                                  ============

----------
REIT   Real Estate Investment Trust.

                       See Notes to Financial Statements.

Growth and Income Fund

Portfolio of Investments
April 30, 1999 (unaudited)

  Shares                                                             Value
----------                                                        ------------

COMMON STOCKS - 90.59%

              Consumer Staples - 17.40%

   145,450    American Home Products Corp. ..................     $  8,872,450
   118,000    Anheuser-Busch Cos., Inc. .....................        8,628,750
   128,000    Bestfoods .....................................        6,424,000
   180,300    Elan Corp. Plc, ADR* ..........................        9,285,450
   170,000    Forest Laboratories, Inc.* ....................        7,565,000
   225,000    Genzyme Corp.* ................................        8,493,750
   155,000    Hannaford Brothers Co. ........................        6,761,875
   475,000    Humana, Inc.* .................................        6,471,875
   140,000    International Flavors &
              Fragances, Inc. ...............................        5,530,000
    94,000    Johnson & Johnson .............................        9,165,000
   140,000    Merck & Co., Inc. .............................        9,835,000
   190,000    PepsiCo, Inc. .................................        7,018,125
   120,000    Pharmacia & Upjohn, Inc. ......................        6,720,000
   152,000    Stryker Corp. .................................        9,300,500
                                                                  ------------
                                                                   110,071,775
                                                                  ------------

              Technology - 14.37%

   122,000    Avnet, Inc. ...................................        5,177,375
   120,000    Cisco Systems, Inc.* ..........................       13,687,500
   198,000    Compaq Computer Corp. .........................        4,417,875
    87,000    Computer Sciences Corp.* ......................        5,181,937
   226,000    Electronic Data Systems Corp. .................       12,147,500
   163,000    Harris Corp. ..................................        5,633,688
   154,000    Hewlett-Packard Co. ...........................       12,146,750
    50,000    International Business
              Machines Corp. ................................       10,459,375
   122,000    Motorola, Inc. ................................        9,775,250
   120,000    Texas Instruments, Inc. .......................       12,255,000
                                                                  ------------
                                                                    90,882,250
                                                                  ------------

              Finance - 13.36%

   172,000    Bank of America Corp. .........................       12,384,000
   195,000    Bank One Corp. ................................       11,505,000
    96,000    Chase Manhattan Corp. .........................        7,944,000
    85,000    Chubb Corp. ...................................        5,036,250
   132,000    Citigroup, Inc. ...............................        9,933,000
   150,000    Countrywide Credit Industries, Inc. ...........        6,796,875
   110,000    Hartford Financial
              Services Group, Inc. ..........................        6,483,125
    68,000    Lincoln National Corp. ........................        6,532,250
    54,000    Morgan (J.P.) & Co., Inc. .....................        7,276,500
   245,000    Wells Fargo & Co. .............................       10,580,937
                                                                  ------------
                                                                    84,471,937
                                                                  ------------

              Consumer Cyclical - 12.18%

   180,000    Circuit City Stores ...........................       11,070,000
   392,000    Cooper Tire & Rubber Co. ......................        8,599,500
    90,000    Eastman Kodak Co. .............................        6,716,250
    98,000    Ford Motor Co. ................................        6,265,875
   190,000    Lowe's Cos., Inc. .............................       10,022,500
   180,000    McDonald's Corp. ..............................        7,627,500
   585,000    Office Depot, Inc.* ...........................       12,870,000
   130,000    Penney (J.C.) Co., Inc. .......................        5,931,250
   255,000    Sherwin-Williams Co. ..........................        7,936,875
                                                                  ------------
                                                                    77,039,750
                                                                  ------------

              Utilities - 8.44%

    159,000       American Telephone &
              Telegraph Corp. ...............................        8,029,500
   205,500    Century Telephone Enterprises, Inc. ...........        8,271,375
   199,000    Entergy Corp. .................................        6,218,750
   122,000    GTE Corp. .....................................        8,166,375
   160,000    MCI WorldCom, Inc.* ...........................       13,150,000
   170,000    SBC Communications, Inc. ......................        9,520,000
                                                                  ------------
                                                                    53,356,000
                                                                  ------------

              Energy - 8.25%

    90,000    Atlantic Richfield Co. ........................        7,554,375
    86,016    BP Amoco, Plc, ADR ............................        9,735,936
   205,000    Halliburton Co. ...............................        8,738,125
   160,000    Kerr-McGee Corp. ..............................        6,780,000
    97,000    Mobil Corp. ...................................       10,160,750
   144,400    Schlumberger, Ltd. ............................        9,223,550
                                                                  ------------
                                                                    52,192,736
                                                                  ------------

              Capital Goods and Construction - 7.86%

   176,500    Boeing Co. ....................................        7,170,312
    64,000    General Electric Co. ..........................        6,752,000
    76,500    Honeywell, Inc. ...............................        7,248,375
   136,000    Hubbell, Inc., Class A ........................        6,069,000
   111,316    Tyco International Ltd. .......................        9,044,425
   237,625    Waste Management, Inc. ........................       13,425,813
                                                                  ------------
                                                                    49,709,925
                                                                  ------------

              Basic Materials - 5.68%

    38,100    Crown Cork & Seal, Inc. .......................        1,238,250
   160,000    Goodrich (B.F.) Co. ...........................        6,360,000
    84,000    Minnesota Mining &
              Manufacturing Co. .............................        7,476,000
   245,000    Pall Corp. ....................................        4,517,188
   190,000    Praxair, Inc. .................................        9,832,500
   200,000    Sigma Aldrich Corp. ...........................        6,500,000
                                                                  ------------
                                                                    35,923,938
                                                                  ------------

                       See Notes to Financial Statements.

Growth and Income Fund

April 30, 1999 (unaudited)

  Shares                                                             Value
----------                                                        ------------

              Transportaion - 3.05%

   101,500    British Airways Plc, ADR ......................     $  8,043,875
   168,000    Burlington Northern Santa Fe Corp. ............        6,153,000
    85,000    Union Pacific Corp. ...........................        5,100,000
                                                                  ------------
                                                                    19,296,875
                                                                  ------------
              Total Common Stocks ...........................      572,945,186
                                                                  ------------
              (Cost $423,760,742)

CONVERTIBLE PREFERRED STOCKS - 1.57%

   135,000    Crown Cork & Seal Co., Inc., 4.50% ............        4,092,187
    37,000    Loral Space and
              Communications, Ltd., 6.00% ...................        1,859,250
    80,000    Loral Space and
              Communications, Ltd.,
              Series C, 6.00% (A) ...........................        4,020,000
                                                                  ------------
              Total Convertible Preferred Stocks ............        9,971,437
                                                                  ------------
              (Cost $12,414,478)

Par Value                                                            Value
----------                                                        ------------

REPURCHASE AGREEMENT  - 8.01%

$50,656,000   Repurchase Agreement with:
              State Street Bank
              4.87%, 05/03/99, dated 04/30/99
              Repurchase Price $50,676,558
              (Collateralized by U.S. Treasury Bond
              7.25%, Due 05/15/16;
              Total Par $43,560,000
              Market Value $53,097,628) .....................     $ 50,656,000
                                                                  ------------
              Total Repurchase Agreement ....................       50,656,000
                                                                  ------------
              (Cost $50,656,000)

Total Investments - 100.17%..................................      633,572,623
                                                                  ------------
(Cost $486,831,220)

Net Other Assets and Liabilities - (0.17)%...................       (1,100,309)
                                                                  ------------
Net Assets - 100.00%.........................................     $632,472,314
                                                                 =============
----------

*    Non-income producing security.

(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1999, these securities amounted to $4,020,000, or 0.64% of net assets.

ADR  American Depositary Receipt

                       See Notes to Financial Statements.

Strategic Equity Fund


Portfolio of Investments
April 30, 1999 (unaudited)

  Shares                                                             Value
----------                                                        ------------

COMMON STOCKS - 92.23%

              Energy - 19.80%

    40,000    Anadarko Petroleum Corp. ......................     $  1,517,500
    60,000    Baker Hughes, Inc. ............................        1,792,500
    64,000    BJ Services Co.* ..............................        1,712,000
    45,000    Burlington Resources, Inc. ....................        2,072,812
    35,000    Coastal Corp.* ................................        1,338,750
    40,000    Cooper Cameron Corp.* .........................        1,545,000
    21,000    Duke Energy Corp. .............................        1,176,000
    40,000    Halliburton Co. ...............................        1,705,000
    35,000    National Fuel Gas Co. .........................        1,531,250
    50,000    Noble Affiliates, Inc. ........................        1,603,125
    22,000    Schlumberger, Ltd. ............................        1,405,250
                                                                  ------------
                                                                    17,399,187
                                                                  ------------

              Technology - 14.96%

    91,000    Cambridge Technology Partners, Inc.* ..........        1,313,812
    77,000    Diebold, Inc. .................................        1,852,813
    24,000    Electronic Data Systems Co. ...................        1,290,000
    20,000    Hewlett Packard Co. ...........................        1,577,500
     9,000    International Business
              Machines Corp. ................................        1,882,687
   100,000    Molex, Inc., Class A ..........................        2,887,500
    40,000    3Com Corp.* ...................................        1,045,000
    22,000    Xerox Corp. ...................................        1,292,500
                                                                  ------------
                                                                    13,141,812
                                                                  ------------

              Finance - 13.61%

    30,000    Bank One Corp. ................................        1,770,000
    13,000    Chase Manhattan Corp. .........................        1,075,750
    21,000    Equity Office Properties REIT .................          578,813
    13,000    Equity Residential Properties REIT ............          601,250
    25,000    Hartford Financial
              Services Group, Inc. ..........................        1,473,437
    22,000    MBIA, Inc. ....................................        1,479,500
    15,000    Speiker Properties, Inc., REIT ................          588,750
    24,000    UNUM Corp. ....................................        1,311,000
    75,000    Washington Mutual, Inc. .......................        3,084,375
                                                                  ------------
                                                                    11,962,875
                                                                  ------------

              Consumer Staples - 13.45%

    28,000    Becton Dickinson & Co. ........................        1,041,250
    50,000    ConAgra, Inc. .................................        1,243,750
    44,000    Elan Corp. Plc, ADR* ..........................        2,266,000
    30,000    Genzyme Corp.* ................................        1,132,500
    20,000    Hannaford Brothers Co. ........................          872,500
    25,000    Kimberly Clark Corp. ..........................        1,532,813
    60,000    Manpower, Inc. ................................        1,357,500
    12,000    Merck & Co., Inc. .............................          843,000
    25,000    Stryker Corp. .................................        1,529,688
                                                                  ------------
                                                                    11,819,001
                                                                  ------------

              Consumer Cyclical - 10.20%

   200,000    CompUSA, Inc.* ................................        1,400,000
    80,000    Cooper Tire & Rubber Co. ......................        1,755,000
    17,000    Dana Corp. ....................................          801,125
    15,000    Eastman Kodak Co. .............................        1,119,375
    87,000    Office Depot, Inc.* ...........................        1,914,000
    23,000    McKesson HBOC, Inc. ...........................          805,000
    50,000    Rite Aid Corp. ................................        1,165,625
                                                                  ------------
                                                                     8,960,125
                                                                  ------------

              Capital Goods and Construction - 8.94%

    30,000    AES Corp.* ....................................        1,500,000
    20,000    Emerson Electric Co. ..........................        1,290,000
    40,000    Hubbell, Inc., Class B ........................        1,912,500
    55,000    Raychem Corp. .................................        1,454,063
    30,000    Waste Management, Inc. ........................        1,695,000
                                                                  ------------
                                                                     7,851,563
                                                                  ------------

              Basic Materials - 6.00%

    50,000    Crown Cork & Seal Co., Inc. ...................        1,625,000
    24,000    Goodrich (B.F.) Co. ...........................          954,000
    12,000    Minnesota Mining &
              Manufacturing Co. .............................        1,068,000
    50,000    Sigma Aldrich Corp. ...........................        1,625,000
                                                                  ------------
                                                                     5,272,000
                                                                  ------------

              Transportation - 2.95%

    35,000    Burlington Northern Santa Fe Corp. ............        1,281,875
    40,000    Norfolk Southern Corp. ........................        1,307,500
                                                                  ------------
                                                                     2,589,375
                                                                  ------------

                       See Notes to Financial Statements.

Strategic Equity Fund

April 30, 1999 (unaudited)

  Shares                                                             Value
----------                                                        ------------

              Utilities - 2.32%

    21,000    AT&T Corp. ....................................     $  1,060,500
    50,000    Loral Space and
              Communications, Ltd.* .........................          975,000
                                                                  ------------
                                                                     2,035,500
                                                                  ------------
              Total Common Stocks ...........................       81,031,438
                                                                  ------------
              (Cost $70,656,522)

Par Value
----------

REPURCHASE AGREEMENT - 9.94%

$8,729,000    Repurchase Agreement with:
              State Street Bank
              4.87%, 05/03/99, dated 04/30/99
              Repurchase Price $8,732,543
              (Collateralized by U.S. Treasury Bond
              7.50%, Due 11/15/16;
              Total Par $7,330,000
              Market Value $9,158,045) ......................        8,729,000
                                                                  ------------
              Total Repurchase Agreement ....................        8,729,000
                                                                  ------------
              (Cost $8,729,000)

Total Investments - 102.17%..................................       89,760,438
                                                                  ------------
(Cost $79,385,522)

Net Other Assets and Liabilities - (2.17)%...................       (1,908,674)
                                                                  ------------
Net Assets - 100.00%.........................................     $ 87,851,764
                                                                  ============

----------
*    Non-income producing security.

ADR  American Depositary Receipt

REIT Real Estate Investment Trust

                       See Notes to Financial Statements.

Equity Value Fund

Portfolio of Investments
April 30, 1999 (unaudited)

  Shares                                                             Value
----------                                                        ------------

COMMON STOCKS - 96.25%

              Consumer Cyclical - 25.84%

   145,500    Albertson's, Inc. .............................     $  7,493,250
   374,100    Brinker International, Inc.* ..................       10,334,512
   386,000    Carnival Corp., Class A .......................       15,922,500
   302,000    Fleetwood Enterprises, Inc. ...................        7,455,625
   143,750    Gap, Inc. .....................................        9,568,359
    60,700    General Motors Corp. ..........................        5,398,506
   104,300    Harley-Davidson, Inc. .........................        6,218,888
   424,000    Jones Apparel Group, Inc.* ....................       13,992,000
   459,900    Kaufman & Broad Home Corp. ....................       11,181,319
   319,400    Lowe's Cos., Inc. .............................       16,848,350
   388,050    Office Depot, Inc.* ...........................        8,537,100
   112,500    Ross Stores, Inc. .............................        5,167,969
    10,000    Safeskin Corp.* ...............................           97,500
   151,600    Sara Lee Corp. ................................        3,373,100
   603,600    Shaw Industries, Inc.* ........................       10,940,250
   511,000    TJX Cos., Inc. ................................       17,022,687
   140,000    Tommy Hilfiger Corp.* .........................        9,782,500
                                                                  ------------
                                                                   159,334,415
                                                                  ------------

              Finance - 21.37%

    83,900    Bank of America Corp. .........................        6,040,800
   251,490    Bank One Corp. ................................       14,837,910
    96,000    BankBoston Corp. ..............................        4,704,000
   126,000    Bear Stearns Cos., Inc. .......................        5,874,750
   106,000    Chase Manhattan Corp. .........................        8,771,500
    23,250    Citigroup, Inc. ...............................        1,749,563
   200,000    Countrywide Credit Industries, Inc. ...........        9,062,500
   138,300    Fannie Mae ....................................        9,810,656
   163,700    First Union Corp. .............................        9,064,887
   150,000    Household International, Inc. .................        7,546,875
   150,000    Marsh & McLennan Cos., Inc. ...................       11,484,375
   106,100    MBIA, Inc. ....................................        7,135,225
   481,800    MBNA Corp. ....................................       13,580,738
    38,400    Mellon Bank Corp. .............................        2,853,600
    60,500    Merrill Lynch & Co., Inc. .....................        5,078,219
   259,850    SLM Holding Corp. .............................       11,092,347
    50,000    St. Paul Cos., Inc. ...........................        1,434,375
    30,000    UNUM Corp. ....................................        1,638,750
                                                                  ------------
                                                                   131,761,070
                                                                  ------------

              Technology - 18.12%

    69,000    Altera Corp.* .................................        4,985,250
    71,400    Applied Materials, Inc.* ......................        3,828,825
   287,200    Boston Scientific Corp.* ......................       12,223,950
   458,000    Cadence Design Systems, Inc.* . ...............        6,211,625
   437,100    Cambridge Technology Partners, Inc.* ..........        6,310,631
    48,725    Cisco Systems, Inc.* ..........................        5,557,695
   358,021    Compaq Computer Corp. .........................        7,988,344
   228,000    Computer Associates
              International, Inc. ...........................        9,732,750
    62,700    EMC Corp.* ....................................        6,830,381
   207,400    Intel Corp. ...................................       12,690,287
    23,300    International Business
              Machines Corp. ................................        4,874,069
   250,000    Oracle Corp.* .................................        6,765,625
   421,100    Parametric Technology Corp.* ..................        5,500,619
   150,000    PeopleSoft, Inc.* .............................        2,053,125
   321,100    Sterling Commerce, Inc.* ......................       10,054,444
    55,600    Tellabs, Inc.* ................................        6,091,675
                                                                  ------------
                                                                   111,699,295
                                                                  ------------

              Consumer Staples - 8.74%

    87,200    Abbott Laboratories ...........................        4,223,750
    44,600    Biomet, Inc. ..................................        1,828,600
   150,000    Bristol-Myers Squibb Co. ......................        9,534,375
   200,000    HCR Manor Care, Inc.* .........................        5,550,000
   698,900    HEALTHSOUTH Corp.* ............................        9,391,469
    91,100    Heinz (H.J.) Co. ..............................        4,253,231
   454,600    Rexall Sundown, Inc.* .........................        7,870,263
    49,200    Schering-Plough Corp. .........................        2,376,975
   126,500    Wellpoint Health Networks, Inc.* ..............        8,886,625
                                                                  ------------
                                                                    53,915,288
                                                                  ------------

              Capital Goods and Construction - 7.13%

   114,125    Clayton Homes, Inc. ...........................        1,269,641
   151,600    Ingersoll-Rand Co. ............................       10,488,825
    15,400    Johnson Controls, Inc. ........................        1,121,312
   232,400    Lockheed Martin Corp. .........................       10,007,725
   100,900    Owens-Corning .................................        3,594,563
   180,000    PACCAR, Inc. ..................................       10,080,000
    31,900    United Technologies Corp. .....................        4,621,512
   200,000    Worthington Industries, Inc. ..................        2,762,500
                                                                  ------------
                                                                    43,946,078
                                                                  ------------

                       See Notes to Financial Statements.

Equity Value Fund

April 30, 1999 (unaudited)

  Shares                                                             Value
----------                                                        ------------

              Energy - 6.99%

   400,000    Baker Hughes, Inc. ............................     $ 11,950,000
   226,000    Coastal Corp. .................................        8,644,500
   120,000    Diamond Offshore Drilling, Inc. ...............        3,967,500
    60,000    Enron Corp. ...................................        4,515,000
   350,000    PG&E Corp. ....................................       10,871,875
    62,800    Phillips Petroleum Co. ........................        3,179,250
                                                                  ------------
                                                                    43,128,125
                                                                  ------------

              Utilities - 6.43%

    80,800    American Telephone & Telegraph Corp. ..........        4,080,400
   139,600    Bell Atlantic Corp. ...........................        8,044,450
   155,900    FPL Group, Inc. ...............................        8,788,862
    52,000    GTE Corp. .....................................        3,480,750
   111,900    Public Service Enterprise Group, Inc. .........        4,476,000
    98,800    SBC Communications, Inc. ......................        5,532,800
   100,000    US WEST Communications Group ..................        5,231,250
                                                                  ------------
                                                                    39,634,512
                                                                  ------------

              Transportation - 1.63%

    45,200    AMR Corp.* ....................................        3,155,525
     4,000    Hunt (J.B.) Transport Services, Inc. ..........           83,250
   200,000    Northwest Airlines Corp.* .....................        6,812,500
                                                                  ------------
                                                                    10,051,275
                                                                  ------------
              Total Common Stocks ...........................      593,470,058
                                                                  ------------
              (Cost $470,090,859)


Par Value                                                            Value
----------                                                        ------------

REPURCHASE AGREEMENT  - 3.90%

$24,039,000   Repurchase Agreement with:
              State Street Bank
              4.87%, 05/03/99, dated 04/30/99
              Repurchase Price $24,048,756
              (Collateralized by U.S. Treasury Bond
              8.50%, Due 02/15/20;
              Total Par $18,420,000
              Market Value $24,841,685) .....................     $ 24,039,000
                                                                  ------------
              Total Repurchase Agreement ....................       24,039,000
                                                                  ------------
              (Cost $24,039,000)

Total Investments - 100.15%..................................      617,509,058
                                                                  ------------
(Cost $494,129,859)

Net Other Assets and Liabilities - (0.15)%...................         (952,035)
                                                                  ------------
Net Assets - 100.00%.........................................     $616,557,023
                                                                  ============

----------
*    Non-income producing security.

                       See Notes to Financial Statements.

Equity Growth Fund

Portfolio of Investments
April 30, 1999 (unaudited)

 Shares                                                              Value
----------                                                        ------------

COMMON STOCKS - 94.41%

              Technology - 22.79%

   200,000    Applied Materials, Inc.* ......................     $ 10,725,000
   605,000    Automatic Data Processing, Inc. ...............       26,922,500
   225,000    Cisco Systems, Inc.* ..........................       25,664,063
   270,000    Dell Computer Corp.* ..........................       11,120,625
   229,000    EMC Corp.* ....................................       24,946,688
   155,000    Hewlett Packard Co. ...........................       12,225,625
   150,000    Honeywell, Inc.* ..............................       14,212,500
   237,500    Intel Corp. ...................................       14,532,031
   110,000    International Business
              Machines Corp. ................................       23,010,625
   290,000    Lucent Technologies, Inc. .....................       17,436,250
   325,000    Maxim Integrated Products, Inc.* ..............       18,200,000
   250,000    Microsoft Corp.* ..............................       20,328,125
   190,400    Nokia Corp., Class A, ADR .....................       14,125,300
   200,000    Nortel Networks Corp.* ........................       13,637,500
   170,700    Tandy* ........................................       12,365,081
   160,000    Tellabs, Inc.* ................................       17,530,000
   327,900    Teradyne, Inc.* ...............................       15,472,781
   115,000    Texas Instruments, Inc. .......................       11,744,375
   400,000    Xerox Corp. ...................................       23,500,000
                                                                  ------------
                                                                   327,699,069
                                                                  ------------

              Finance - 15.07%

   300,000    American International Group, Inc. ............       35,231,250
   660,000    Associates First Capital Corp., Class A .......       29,246,250
   100,000    Capital One Financial Corp.* ..................       17,368,750
   350,000    Chase Manhattan Corp. .........................       28,962,500
   425,000    Citigroup, Inc. ...............................       31,981,250
   500,000    Cornerstone Properties, Inc., REIT ............        8,156,250
   350,000    Fannie Mae ....................................       24,828,125
   352,200    UNUM Corp. ....................................       19,238,925
   500,000    Wells Fargo Co. ...............................       21,593,750
                                                                  ------------
                                                                   216,607,050
                                                                  ------------

              Consumer Staples - 14.15%

   400,000    Abbott Laboratories ...........................       19,375,000
   300,000    American Home Products Corp. ..................       18,300,000
   400,800    Becton Dickinson & Co. ........................       14,904,750
   250,000    Bristol-Myers Squibb Co. ......................       15,890,625
   345,000    Elan Corp. Plc, ADR* ..........................       17,767,500
   350,000    Guidant Corp. .................................       18,790,625
   150,000    Johnson & Johnson .............................       14,625,000
   176,400    Lilly (Eli) & Co. .............................       12,987,450
   200,000    Merck & Co., Inc. .............................       14,050,000
   350,000    PepsiCo, Inc. .................................       12,928,125
   120,000    Pfizer, Inc. ..................................       13,807,500
   175,000    Procter & Gamble Co. ..........................       16,417,188
   200,000    Warner-Lambert Co. ............................       13,587,500
                                                                  ------------
                                                                   203,431,263
                                                                  ------------

              Capital Goods and Construction - 11.51%

    60,000    AES Corp.* ....................................        3,000,000
   225,000    AlliedSignal, Inc. ............................       13,218,750
   270,000    Dana Corp.* ...................................       12,723,750
   350,000    Federal- Mogul Corp. ..........................       15,356,250
   400,000    General Electric Co. ..........................       42,200,000
   375,000    Tyco International Ltd. .......................       30,468,750
   200,000    United Technologies Corp. .....................       28,975,000
   344,800    Waste Management, Inc. ........................       19,481,200
                                                                  ------------
                                                                   165,423,700
                                                                  ------------

              Consumer Cyclical - 9.57%

    63,300    Circuit City Stores* ..........................        3,892,950
   550,000    CVS Corp. .....................................       26,193,750
   300,000    Dayton Hudson Corp. ...........................       20,193,750
   300,000    Ford Motor Co. ................................       19,181,250
   425,000    Home Depot, Inc. ..............................       25,473,438
   400,000    McDonald's Corp. ..............................       16,950,000
   770,000    TJX Cos., Inc. ................................       25,650,625
                                                                  ------------
                                                                   137,535,763
                                                                  ------------

              Energy - 9.29%

   600,000    Anadarko Petroleum Corp. ......................       22,762,500
   175,000    Atlantic Richfield Co.* .......................       14,689,063
   350,000    Cooper Cameron Corp.* .........................       13,518,750
   400,000    Halliburton Co. ...............................       17,050,000
   390,000    Mobil Corp. ...................................       40,852,500
   200,000    Schlumberger Ltd. .............................       12,775,000
   400,000    Transocean Offshore, Inc. .....................       11,875,000
                                                                  ------------
                                                                   133,522,813
                                                                  ------------

              Broadcasting - 5.77%

   550,000    American Tower Corp., Class A* ................       11,653,125
   125,000    AT&T Corp., Liberty Media Group* ..............        7,984,375
   649,200    Capstar Broadcasting
              Corp., Class A* ...............................       17,203,800
   118,500    EchoStar Communications
              Corp., Class A* ...............................       11,887,030
   500,000    Infinity Broadcasting Corp.. Class A* .........       13,843,750
   250,000    MediaOne Group, Inc.* .........................       20,390,625
                                                                  ------------
                                                                    82,962,705
                                                                  ------------

              Utilities - 4.07%

   337,500    AT&T Corp. ....................................       17,043,750
   300,000    MCI WorldCom, Inc.* ...........................       24,656,250
   300,000    SBC Communications, Inc. ......................       16,800,000
                                                                  ------------
                                                                    58,500,000
                                                                  ------------

                       See Notes to Financial Statements.

Equity Growth Fund

April 30, 1999 (unaudited)

  Shares                                                            Value
----------                                                      --------------

              Transportation - 1.21%

   250,000    AMR Corp.* ....................................   $   17,453,125
                                                                --------------

              Basic Materials - 0.98%

   200,000    duPont (E.I.) deNemours & Co. .................       14,125,000
                                                                --------------
              Total Common Stocks ...........................     1,357,260,488
                                                                --------------
              (Cost $831,996,308)

CONVERTIBLE PREFERRED STOCKS - 1.68%

   140,000    AES Trust I, Series A .........................       10,360,000
   275,000    Loral Space and
              Communications, Ltd.,
              Series C, 6.00% (A) ...........................       13,818,750
                                                                --------------
              Total Convertible Preferred Stocks ............       24,178,750
                                                                --------------
              (Cost $20,750,000)

Par Value                                                           Value
----------                                                      --------------

REPURCHASE AGREEMENT - 2.90%

$41,747,000   Repurchase Agreement with:
              State Street Bank
              4.87%, 05/03/99, dated 04/30/99
              Repurchase Price $41,763,942
              (Collateralized by U.S. Treasury Bond
              7.25%, Due 05/15/16;
              Total Par $35,900,000
              Market Value $42,586,375) .....................   $   41,747,000
                                                                --------------
              Total Repurchase Agreement ....................       41,747,000
                                                                --------------
              (Cost $41,747,000)

Total Investments - 98.99%.......................                1,423,186,238
                                                                --------------
(Cost $894,493,308)

Net Other Assets and Liabilities - 1.01%.........                   14,423,567
                                                                --------------
Net Assets - 100.00%.............................               $1,437,609,805
                                                                ==============

----------
*     Non-income producing security.

(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 1999, these securities amounted to $13,818,750, or 0.96% of net assets.

ADR   American Depositary Receipt

REIT  Real Estate Investment Trust

                       See Notes to Financial Statements.

International Equity Fund

Portfolio of Investments
April 30, 1999 (unaudited)

  Shares                                                             Value
----------                                                        ------------

COMMON STOCKS - 98.52%

              Australia - 2.11%

   760,884    Australia & New Zealand .......................     $  6,027,073
   870,328    Coca-Cola Amatil, Ltd. ........................        4,130,638
                                                                  ------------
                                                                    10,157,711
                                                                  ------------

              Canada - 3.26%

   222,800    BCE, Inc. .....................................       10,162,003
    96,800    Seagram Co., Ltd. .............................        5,510,562
                                                                  ------------
                                                                    15,672,565
                                                                  ------------

              France - 8.52%

    37,154    Groupe Danone .................................        9,931,999
    79,490    Suez Lyonnaise ................................       13,522,250
    80,041    Valeo SA ......................................        6,765,705
    46,343    Vivendi .......................................       10,826,385
                                                                  ------------
                                                                    41,046,339
                                                                  ------------

              Germany - 5.31%

    71,226    Daimler-Chrysler AG ...........................        7,032,803
   154,546    Hoechst AG ....................................        7,323,704
    85,230    Mannesmann AG .................................       11,220,730
                                                                  ------------
                                                                    25,577,237
                                                                  ------------

              Greece - 0.51%

   106,500    Hellenic Telecommunications
              Organization SA (OTE) .........................        2,470,717
                                                                  ------------

              Hong Kong - 1.77%

   676,000    Cheung Kong, Ltd. .............................        6,148,626
   262,000    Hutchison Whampoa, Ltd. .......................        2,349,245
                                                                  ------------
                                                                     8,497,871
                                                                  ------------

              Hungary - 0.36%

    46,270    Gedeon Richter, GDR ...........................        1,730,498
                                                                  ------------

              Italy - 9.54%

 2,865,460    Banca Nazionale del Lavoro* ...................        9,779,293
   141,700    Banca Popolare di Bergamo .....................        3,570,827
 1,287,569    Unicredito Italiano SPA .......................        6,530,138
 1,026,881    Mediaset SPA ..................................        8,897,020
 1,613,000    Telecom Italia SPA ............................       17,162,258
                                                                  ------------
                                                                    45,939,536
                                                                  ------------

              Japan - 21.21%

   233,000    Denso Corp. ...................................        4,732,203
   690,000    Fuji Bank, Ltd. ...............................        5,385,930
    98,000    Ito-Yokado Co., Ltd. ..........................        6,016,248
   226,000    KAO Corp. .....................................        5,735,176
   380,000    Matsushita Electric
              Industrial Co., Ltd. ..........................        7,224,456
   107,000    Murata Manufacturing Co., Ltd. ................        6,120,687
   345,000    Nikko Securities ..............................        1,979,271
       960    Nippon Telegraph &
              Telephone Corp. ...............................       10,452,261
   252,000    Nomura Securities Co., Ltd. ...................        2,718,392
       339    NTT Mobile Communications .....................       19,874,372
    64,000    Rohm Co., Ltd. ................................        7,718,593
 1,566,000    Sakura Bank, Ltd. .............................        6,046,281
     9,338    Shoskoh Fund & Co., Ltd. ......................        5,474,539
   168,000    Takeda Chemical Industries ....................        7,302,513
    34,800    Takefuji Corp. ................................        2,885,427
   370,000    Toshiba Corp. .................................        2,479,062
                                                                  ------------
                                                                   102,145,411
                                                                  ------------

              Netherlands - 9.29%

   114,400    Gucci Group ...................................        8,630,050
   245,533    Koninklijke Ptt ...............................       10,247,491
    71,105    Laurus NV .....................................        1,528,886
   119,332    Royal Dutch Petroleum .........................        6,947,349
   196,098    Vendex International* .........................        4,879,492
   309,239    VNU NV ........................................       12,514,215
                                                                  ------------
                                                                    44,747,483
                                                                  ------------

              New Zealand - 1.56%

 1,438,887    Telecom Corp. of New Zealand ..................        7,495,064
                                                                  ------------

              Phillipines - 0.44%

   213,264    Metropolitan Bank & Trust Co. .................        2,131,238
                                                                  ------------

              Portugal - 1.45%

   167,577    Portugal Telecom SA ...........................        6,985,090
                                                                  ------------

              Singapore - 0.23%

   106,000    Development Bank of Singapore .................        1,124,801
                                                                  ------------

              Spain - 4.20%

   346,197    Argentaria, SA ................................        8,142,524
    69,265    Banco Popular Espnol SA .......................        4,903,421
   149,636    Telefonica de Espana SA .......................        7,011,974
   149,636    Telefonica de Espana SA
              Bonus Rights* .................................          139,133
                                                                  ------------
                                                                    20,197,052
                                                                  ------------

                       See Notes to Financial Statements.

International Equity Fund

April 30, 1999 (unaudited)

  Shares                                                             Value
----------                                                        ------------

              Sweden - 2.12%

   118,380    Hennes & Mauritz AB, Class B ..................     $ 10,200,576
                                                                  ------------

              Switzerland - 4.23%

     4,031    Novartis AG, Registered .......................        5,899,347
       838    Roche Holdings AG .............................        9,853,008
     6,930    Schweizerische ................................        4,587,298
                                                                  ------------
                                                                    20,339,653
                                                                  ------------

              United Kingdom - 22.41%

   343,431    Allied Zurich, Plc* ...........................        4,690,533
 3,187,572    ASDA Group Plc ................................       10,653,101
   343,431    B.A.T. Industries, Plc ........................        2,881,170
 2,058,624    British Aerospace, Plc ........................       15,399,443
   808,530    British Sky Broadcasting, Plc .................        7,140,745
   926,084    Diageo, Plc ...................................       10,689,252
   448,913    Glaxo Wellcome, Plc ...........................       13,273,416
   465,400    Imperial Chemical Industries, Plc .............        5,038,676
         1    PowerGen, Plc .................................               11
   364,502    Railtrack Group, Plc ..........................        7,605,275
   801,743    Reed International Plc ........................        7,293,615
 1,322,829    Somerfield, Plc ...............................        7,352,360
   863,879    Vodafone Group, Plc ...........................       15,912,317
                                                                  ------------
                                                                   107,929,914
                                                                  ------------
              Total Common Stocks ...........................      474,388,756
                                                                  ------------
              (Cost $358,731,560)

Par Value                                                            Value
----------                                                        ------------

REPURCHASE AGREEMENT - 2.53%

$12,164,000   Repurchase Agreement with:
              State Street Bank
              4.87%, 05/03/99, dated 04/30/99
              Repurchase Price $12,168,937
              (Collateralized by U.S. Treasury Bond
              7.25%, Due 05/15/16;
              Total Par $10,460,000
              Market Value $12,408,175) .....................     $ 12,164,000
                                                                  ------------
              Total Repurchase Agreement ....................       12,164,000
                                                                  ------------
              (Cost $12,164,000)

Total Investments - 101.05%..................................      486,552,756
                                                                  ------------
(Cost $ 370,895,560)

Net Other Assets and Liabilities - (1.05)% ..................       (5,032,547)
                                                                  ------------
Net Assets - 100.00%.........................................     $481,520,209
                                                                  ============

----------
*     Non-income producing security.

GDR   Global Depositary Receipt

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

    Currency      Contract To    Settlement     Contract      Unrealized
      Value         Deliver        Dates        At Value     Appreciation
      -----         -------        -----        --------     ------------
  2,577,000,000       JPY         06/17/99    $21,726,790      $325,804
                                              -----------      --------
                                                               $325,804
                                                               ========
----------
JPY   Japanese Yen

                       See Notes to Financial Statements.

Small Cap Value Fund

Portfolio of Investments
April 30, 1999 (unaudited)

 Shares                                                              Value
----------                                                        ------------

COMMON STOCKS - 86.50%

              Technology - 18.51%

   123,000    Analogic Corp. ................................     $  4,520,249
   107,200    Analysts International Corp. ..................        1,393,599
   254,400    BancTec, Inc.* ................................        4,134,000
    50,000    Bell & Howell Co.* ............................        1,671,874
   170,200    Benchmark Electronics, Inc.* ..................        5,722,974
    44,028    BMC Software, Inc.* ...........................        1,895,955
   120,700    Chyron Corp.* .................................          248,944
   165,000    Clare (C.P.) Corp.* ...........................          660,000
   152,200    Coherent, Inc.* ...............................        2,263,974
   244,200    Computer Task Group, Inc. .....................        4,548,224
   139,800    Condor Technology Solutions, Inc.* ............        1,415,474
    15,000    Hadco Corp. ...................................          393,750
   193,400    Hypercom Corp.* ...............................        1,257,100
   254,800    Hyperion Solutions Corp.* .....................        3,853,850
   228,200    Infinium Software, Inc.* ......................          998,375
    81,600    Instron Corp. .................................        1,387,200
    73,800    Keithley Instruments, Inc. ....................          613,463
    56,400    K-Tron International, Inc. ....................        1,038,112
    37,200    Landmark Systems Corp.* .......................          423,150
   149,200    MacNeal-Schwendler Corp.* .....................          876,550
   126,100    MapInfo Corp.* ................................        1,907,262
   119,500    Mentor Graphics Corp.* ........................        1,448,938
   107,800    Methode Electronics, Inc., Class A ............        1,603,525
    53,500    Nashua Corp.* .................................          575,125
    21,200    ONIX Systems, Inc.* ...........................          116,600
   108,380    Optek Technology, Inc.* .......................        1,625,700
    83,400    PairGain Technology, Inc.* ....................        1,068,563
    24,800    Perceptron, Inc.* .............................          134,850
    65,800    Performance Technologies, Inc.* ...............          818,388
    40,500    Pericom Semiconductor Corp.* ..................          308,813
    62,400    Plannar Systems, Inc.* ........................          460,200
       400    Rogers Corp.* .................................           11,850
    27,600    Security Dynamics Technology, Inc.* ...........          600,300
   140,100    Sybase, Inc.* .................................        1,085,774
    35,800    Tegal Corp.* ..................................          123,063
    33,400    Tekelec* ......................................          301,644
   143,600    Teltrend, Inc.* ...............................        2,504,024
   308,800    Unitrode Corp.* ...............................        5,461,899
    50,100    Viasoft, Inc.* ................................          216,056
    84,900    Wood's (T.B.), Inc. ...........................          976,350
                                                                  ------------
                                                                    60,665,741
                                                                  ------------

              Consumer Cyclical - 16.03%

    43,650    ADVO, Inc.* ...................................          862,088
   194,100    American Homestar Corp.* ......................        1,358,700
    67,300    Applebee's International, Inc. ................        1,737,181
    57,900    ASI Solutions, Inc.* ..........................          528,338
    70,050    Bassett Furniture Industries, Inc. ............        1,681,200
    61,300    Beazer Homes USA, Inc.* .......................        1,413,730
    74,400    Borg Warner Security Corp.* ...................        1,311,299
   116,700    Budget Group, Inc., Class A* ..................        1,451,455
   131,200    Children's Comprehensive Services* ............          770,800
       101    Cintas Corp. ..................................            6,944
    78,100    CLARCOR, Inc. .................................        1,464,374
    63,100    Cooker Restaurant Corp. .......................          414,094
    52,200    Culp, Inc. ....................................          430,650
    33,000    Engle Homes, Inc. .............................          383,625
    42,314    Fresh Foods, Inc.* ............................          240,661
   166,500    Friendly Ice Cream Corp.* .....................          915,750
    22,600    Happy Kids, Inc.* .............................          285,325
    48,000    Houghton Mifflin Co. ..........................        2,142,000
    73,200    Infousa, Inc., Class A* .......................          512,400
    31,700    Infousa, Inc., Class B* .......................          227,844
   116,900    InterTAN, Inc.* ...............................        1,271,288
   148,300    Iterim Services, Inc.* ........................        2,576,712
   142,900    ITI Technologies, Inc.* .......................        3,804,712
   111,500    Jones Intercable, Inc., Class A* ..............        5,170,811
    65,400    Jostens, Inc. .................................        1,402,013
    92,800    K2, Inc. ......................................          945,400
    46,500    Newmark Homes Corp.* ..........................          308,063
   128,005    O'Charley's, Inc.* ............................        1,784,070
    95,400    Protection One, Inc. ..........................          453,150
   162,700    R & B, Inc.* ..................................        1,281,263
    65,200    Rocky Shoes & Boots, Inc.* ....................          350,450
    49,100    Ruby Tuesday, Inc. ............................          896,075
    83,500    Ryan's Family Steak Houses, Inc. ..............        1,033,313
    52,600    Service Experts, Inc.* ........................          851,463
    50,800    TCA Cable TV, Inc. ............................        2,530,475
    20,000    Toll Brothers, Inc.* ..........................          427,500
    98,100    Toro Co. ......................................        3,415,106
   260,600    Unifirst Corp. ................................        4,544,213
    29,700    Wackenhut Corp., Class A ......................          666,394
    78,100    York Group, Inc. ..............................          698,019
                                                                  ------------
                                                                    52,548,948
                                                                  ------------

              Consumer Staples - 14.98%

    65,400    American Healthcorp, Inc.* ....................          506,850
   102,250    Apple Orthodontix, Inc.* ......................          319,531
    47,500    Barrett Business Services, Inc.* ..............          320,625
    90,200    Bindley Western Industries, Inc. ..............        2,784,925
    24,900    Bioanalytical Systems, Inc.* ..................           88,706
    32,100    Capital Senior Living Corp.* ..................          316,988
    18,240    Cordiant Communications
              Group, ADR ....................................          273,600
    87,400    CTB International Corp.* ......................          699,200
   159,200    Datascope Corp.* ..............................        4,527,250
   162,000    Health Management Systems, Inc.* ..............          749,250
    55,900    Hologic, Inc.* ................................          380,818
   225,826    ICN Pharmaceuticals, Inc. .....................        7,466,372
    65,000    Ingles Markets, Inc., Class A .................          747,500
    67,100    Invacare Corp. ................................        1,551,688
    50,700    Korn/Ferry International* .....................          595,725
    67,900    LAI Worldwide, Inc.* ..........................          428,619
    94,300    Lifecore Biomedical, Inc.* ....................          789,763
    65,700    Merkert American Corp.* .......................          632,362
   139,875    Minntech Corp. ................................        1,800,891
   180,133    Morrison Health Care, Inc. ....................        3,377,493
    98,000    Northland Cranberries, Inc., Class A ..........          784,000
    68,000    Noven Pharmaceuticals, Inc.* ..................          357,000
   143,700    Paracelsus Healthcare Corp.* ..................          152,681
   108,500    Performance Food Group Co.* ...................        2,875,249
   110,700    PMR Corp.* ....................................          477,394

                       See Notes to Financial Statements.

Small Cap Value Fund

April 30, 1999 (unaudited)

 Shares                                                              Value
----------                                                        ------------

              Consumer Staples (continued)

     1,935    Priority Healthcare Corp., Class A* ...........     $     98,080
   100,200    PSS World Medical, Inc.* ......................          976,950
   139,225    Res-Care, Inc.* ...............................        2,575,661
   105,921    Respironics, Inc.* ............................        1,496,134
   284,300    Richfood Holdings, Inc. .......................        3,553,750
   184,900    Romac Inernational, Inc.* .....................        2,080,125
   241,000    SOS Staffing Services, Inc.* ..................        1,687,000
   236,500    Unilab Corp.* .................................        1,034,687
   111,100    Westaff, Inc.* ................................          819,363
    41,700    Young Broadcasting, Inc. Class A* .............        1,767,038
                                                                  ------------
                                                                    49,093,268
                                                                  ------------

              Finance - 13.14%

    70,000    American Annuity Group, Inc. ..................        1,540,000
    76,420    Amerus Life Holdings, Inc., Class A ...........        1,709,898
    10,100    Annuity & Life Re (Holdings), Ltd. ............          199,475
    61,800    Brandywine Realty Trust, REIT .................        1,166,475
    53,450    Brown & Brown, Inc., Class A ..................        1,747,157
    16,000    Colorado Business Bankshares* . ...............          192,000
    86,800    Corporate Office
              Properties Trust, Inc., REIT ..................          634,725
   190,370    D & N Financial Corp. .........................        4,378,510
    43,900    Equity One, Inc., REIT ........................          397,844
    17,400    GBC Bancorp ...................................          307,763
    36,260    Hanmi Bank* ...................................          503,113
   119,000    HealthCare Financial
              Partners, Inc.* ...............................        4,016,250
   318,500    HealthCare Financial
              Partners, Inc., REIT (A)* .....................        6,370,000
   127,400    Healthcare Financial
              Partners, Inc., WTS, (A)*
              Expires 04/29/2001 ............................               --
    55,650    Healthcare Realty Trust, Inc., REIT ...........        1,213,866
    65,400    Highlands Insurance Group, Inc.* ..............          719,400
    77,500    Innkeepers USA Trust, REIT ....................          799,219
    60,000    Intercargo Corp. ..............................          716,250
    50,000    IRT Property Co., REIT ........................          471,875
    12,200    Kansas City Life Insurance Co. ................        1,001,163
    45,000    LaSalle Re Holdings, Ltd. .....................          660,938
    79,900    Life Financial Corp.* .........................          329,588
   112,700    Matrix Capital Corp.* .........................        1,690,500
    12,500    Medford Bancorp, Inc. .........................          209,375
    30,000    Ohio Casualty Corp. ...........................        1,114,688
    42,000    Pacific Bank ..................................          837,375
    18,300    PICO Holdings, Inc.* ..........................          356,850
    28,200    Prime Group Realty Trust, REIT ................          412,425
    76,800    Reliance Bancorp, Inc. ........................        2,188,800
    90,000    Scottish Annuity & Life Holdings, Ltd.* .......          900,000
    63,000    Seacoast Financial Services Corp.* ............          633,938
   110,000    Selective Insurance Group, Inc. ...............        2,131,250
    32,200    SL Green Realty Corp., REIT ...................          639,975
    75,100    Superior Financial Corp.* .....................          753,347
    16,800    Terra Nova (Bermuda)
              Holdings, Ltd., Class A .......................          376,950
    22,677    UMB Financial Corp. ...........................          942,513
    50,600    Willis Lease Finance Corp.* ...................          784,300
                                                                  ------------
                                                                    43,047,795
                                                                  ------------

              Capital Goods and Construction - 12.14%

    67,900    ABC Rail Products Corp.* ......................          899,675
    79,250    Advanced Technical Products, Inc.* ............        1,010,437
    75,500    Analysis & Technology, Inc.* ..................        1,863,905
    22,000    Atchison Casting Corp. ........................          220,000
   133,900    Brown & Sharpe
              Manufacturing Co., Class A* ...................          728,081
   127,550    Chicago Bridge & Iron Co. N.V .................        1,546,544
   100,300    Comptek Research, Inc.* .......................          840,013
    45,800    Cuno, Inc.* ...................................          838,713
    97,100    Denison International Plc, ADR* ...............        1,298,712
   166,400    Evans & Sutherland
              Computer Corp.* ...............................        2,912,000
   150,875    Farr Co.* .....................................        1,357,875
    73,700    Giga-Tronics, Inc.* ...........................          152,006
    55,500    Global Industrial Technologies, Inc.* .........          731,906
   100,100    Kaman Corp. ...................................        1,313,811
    54,600    Key Technology, Inc.* .........................          409,500
    75,100    Ladish Co., Inc.* .............................          502,231
   104,000    Layne Christensen, Inc.* ......................          702,000
    38,800    Lindberg Co. ..................................          455,900
   197,300    LSI Industries, Inc. ..........................        3,946,000
   144,400    NCI Building Systems, Inc.* ...................        3,474,623
    77,100    Reliance Steel & Aluminum Co. .................        2,809,331
   129,750    Shaw Group, Inc.* .............................        1,816,500
    53,600    SunSource, Inc. ...............................          864,300
    59,744    Terex Corp.* ..................................        1,889,404
    87,400    TransTechnology Corp. .........................        1,676,988
    33,400    Trex Co., Inc.* ...............................          534,400
    99,500    Valmont Industries, Inc. ......................        1,666,625
   118,747    Varlen Corp. ..................................        3,324,916
                                                                  ------------
                                                                    39,786,396
                                                                  ------------

              Basic Materials - 4.23%

    12,100    Barringer Technologies, Inc.* . ...............           68,819
    30,000    Centex Construction Products ..................        1,061,250
    79,400    Dexter Corp. ..................................        3,260,362
     9,400    Elcor Corp. ...................................          363,075
   111,900    Grief Brothers Corp., Class A .................        2,839,463
    46,400    JPS Packaging Co.* ............................          232,000
    66,800    Longview Fibre Co. ............................          868,400
   171,020    Meridian Resource Corp.* ......................          994,054
   117,400    MPW Industrial
              Services Group, Inc.* .........................        1,071,275
   175,100    Northwest Pipe Co.* ...........................        2,473,288
    86,650    Peak International, Ltd.* .....................          281,613
    10,900    Sybron Chemicals, Inc.* .......................          175,081
    50,100    Transmation, Inc. .............................          181,613
                                                                  ------------
                                                                    13,870,293
                                                                  ------------

              Energy - 4.11%

   108,700    Bellwether Exploration Co. ....................          434,800
    44,200    Berry Petroleum Co., Class A ..................          558,025
   125,100    Callon Petroleum Co.* .........................        1,368,281
    63,000    Cross Timbers Oil Co. .........................          689,063
    53,900    Devon Energy Corp. ............................        1,792,175
    91,500    Houston Exploration Co.* ......................        1,738,500

                       See Notes to Financial Statements.

Small Cap Value Fund

April 30, 1999 (unaudited)

 Shares                                                              Value
----------                                                        ------------

              Energy (continued)

   107,400    Key Production Co., Inc.* .....................     $  1,074,000
    73,300    Louis Dreyfus Natural Gas Corp.* ..............        1,401,863
    30,000    MarkWest Hydrocarbon, Inc.* ...................          236,250
    40,000    Nuevo Energy Co.* .............................          635,000
    18,800    Oceaneering International, Inc.* ..............          310,200
    44,800    Pogo Producing Co. ............................          859,600
    53,700    Pride International, Inc.* ....................          627,619
   125,618    Range Resources ...............................          643,792
   102,000    Vintage Petroleum, Inc. .......................        1,096,500
                                                                  ------------
                                                                    13,465,668
                                                                  ------------

              Transportation - 1.86%

   170,700    AirNet Systems, Inc.* .........................        1,792,350
    38,875    Cannon Express, Inc.* .........................          155,500
    53,200    Gulfmark Offshore, Inc.* ......................          904,400
    24,000    Midwest Express Holdings, Inc.* ...............          750,000
   154,800    RailTex, Inc.* ................................        2,109,150
    78,000    Simon Transportation Services, Inc.,
              Class A .......................................          390,000
                                                                  ------------
                                                                     6,101,400
                                                                  ------------

              Utilities - 1.50%

    41,050    Atmos Energy Corp. ............................        1,036,513
    84,650    Cascade Natural Gas Corp. .....................        1,338,528
    20,000    Middlesex Water Co., Inc. .....................          442,500
    73,000    Southwest Gas Corp. ...........................        2,085,063
                                                                  ------------
                                                                     4,902,604
                                                                  ------------
              Total Common Stocks ...........................      283,482,113
                                                                  ------------
              (Cost $291,378,205)


Par Value
----------

CORPORATE BOND - 0.10%

$  369,900    MacNeal-Schwendler Corp.
              Convertible Subordinated Debenture
              7.88%, 08/18/04 ...............................          330,598
                                                                  ------------
              Total Corporate Bond ..........................          330,598
                                                                  ------------
              Cost $369,900)


Par Value                                                            Value
----------                                                        ------------

REPURCHASE AGREEMENT - 12.37%

$40,520,000   Repurchase Agreement with:
              State Street Bank
              4.87%, 05/03/99, dated 4/30/99
              Repurchase Price $40,536,444
              (Collateralized by U.S. Treasury Bond
              7.50%, Due 11/15/16;
              Total Par $34,020,000
              Market Value $41,334,300) .....................     $ 40,520,000
                                                                  ------------
              Total Repurchase Agreement ....................       40,520,000
                                                                  ------------
              (Cost $40,520,000)

Total Investments - 98.97%...................................      324,332,711
                                                                  ------------
(Cost $332,268,105)

Net Other Assets and Liabilities - 1.03%.....................        3,384,998
                                                                  ------------
Net Assets - 100.00%.........................................     $327,717,709
                                                                  ============

----------
*     Non-income producing security.

(A) Security exempt from registration pursuant to Rule 144A under the securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At April 30, 1999, the security amounted to $6,370,000, or 1.93% of net assets.

ADR   American Depositary Receipt

REIT  Real Estate Investment Trust

WTS   Warrants

                       See Notes to Financial Statements.

Small Company Equity Fund

Portfolio of Investments
April 30, 1999 (unaudited)

  Shares                                                             Value
----------                                                        ------------

COMMON STOCKS - 101.07%

              Technology - 35.34%

   115,700    Actel Corp.* ..................................     $  1,561,950
    39,280    Acxiom Corp.* .................................          991,820
   148,600    Advanced Fibre Communication* . ...............        1,133,075
    87,300    Aeroflex, Inc.* ...............................        1,276,763
   175,100    Amkor Technology, Inc.* .......................        1,707,225
    17,400    AnswerThink Consulting Group, Inc.* ...........          386,063
    12,000    Applied Mirco Circuits Corp.* . ...............          639,750
    62,600    Ardent Software, Inc.* ........................        1,173,750
    91,200    Aseco Corp. ...................................          102,600
   115,700    BancTec, Inc.* ................................        1,880,125
   114,400    BEA Systems, Inc.* ............................        1,730,300
    36,200    Best Software, Inc.* ..........................          468,338
    62,800    BindView Development Corp.* ...................        1,350,200
    53,800    BISYS Group, Inc.* ............................        2,730,350
    41,600    Brio Technology, Inc.* ........................          582,400
   100,100    Clarify, Inc.* ................................        2,352,350
    58,700    Complete Business Solutions, Inc.* ............        1,313,413
    42,700    Concord Communications, Inc.* . ...............        1,910,825
   232,400    Condor Technology Solutions* ..................        2,353,050
    22,966    Cree Research, Inc.* ..........................          964,572
   126,600    Deltek Systems, Inc. ..........................        1,091,925
   175,700    Descartes System Group, Inc.* . ...............        1,109,106
    13,500    Digital River, Inc.* ..........................          521,438
    29,300    Emulex Corp.* .................................        1,292,863
    58,000    Etec Systems, Inc.* ...........................        1,790,750
    25,150    FactSet Research Systems, Inc. ................        1,172,619
    86,800    FORE Systems, Inc.* ...........................        2,929,500
    77,500    Forrester Research, Inc.* .....................        2,635,000
    29,300    Galileo Technology Ltd.* ......................          673,900
   127,800    Genesys Telecommunications
              Laboratories, Inc.* ...........................        2,284,425
   120,200    Gentex Corp.* .................................        3,613,513
    40,900    Great Plains Software, Inc.* ..................        1,250,006
    47,200    Helix Technology Corp. ........................          833,375
    29,600    hi/fn, Inc.* ..................................        1,598,400
   170,200    HTE, Inc.* ....................................          499,963
   121,700    Hyperion Solutions Corp.* .....................        1,840,712
    57,300    ICG Communications, Inc.* .....................        1,264,181
   139,225    IMRglobal Corp.* ..............................        2,401,631
    87,292    Information Advantage* ........................          414,637
   168,850    International Telecommunications
              Data Systems, Inc.* ...........................        1,910,116
    86,700    IntraNet Solutions, Inc.* .....................          910,350
    58,800    IONA Technology Plc., ADR* ....................          999,600
    65,500    JDA Software Group, Inc.* .....................          519,906
    58,800    LeCroy Corp.* .................................          848,925
    61,000    Kopin Corp.* ..................................        1,151,375
   155,400    Made2Manage Systems, Inc.* ....................        1,476,300
    66,800    Mecon, Inc.* ..................................          404,975
    43,500    Mercury Interactive Corp.* ....................        1,226,156
   135,150    META Group, Inc.* .............................        1,233,244
    96,000    Metro Information Services, Inc.* .............        2,070,000
     8,800    Micromuse, Inc.* ..............................          303,050
    73,100    MMC Networks, Inc.* ...........................        1,795,519
    37,800    Optical Coating Laboratory, Inc. ..............        2,329,425
    57,300    PairGain Technology, Inc.* ....................          734,156
   179,800    Pervasive Software, Inc.* .....................        2,607,100
   629,800    Phonetel Technologies, Inc.* ..................           53,533
     6,400    PMC Sierra, Inc.* .............................          613,600
    41,650    Probusiness Services, Inc.* ...................        1,494,194
   205,600    ProSoft I-Net Solutions, Inc.* ................          552,550
    58,000    QLogic Corp.* .................................        4,056,375
    58,800    Rainbow Technologies, Inc.* ...................          565,950
   115,700    Saville Sysems Plc., ADR* .....................        1,395,631
   136,700    Secure Computing Corp.* .......................          555,344
   170,100    SPR, Inc.* ....................................          893,025
    71,245    SPSS, Inc.* ...................................        1,228,976
   140,600    Tekelec* ......................................        1,269,794
   119,100    Teletech Holdings* ............................          789,038
   180,700    Tier Technologies, Inc.* ......................        1,084,200
   107,300    Tollgrade Communications, Inc.* ...............        1,609,500
    15,000    Transwitch Corp.* .............................          660,000
   269,000    TSI International Software, Ltd.* .............        4,236,750
   122,800    Unitrode Corp.* ...............................        2,172,025
    40,100    Veeco Instruments, Inc.* ......................        1,543,850
    11,400    Verity, Inc.* .................................          399,000
     3,000    VeriSign, Inc.* ...............................          345,000
    42,900    Visual Networks, Inc.* ........................        1,203,881
    11,600    Vitesse Semiconductor Corp.* ..................          537,225
    58,300    Whittman-Hart, Inc.* ..........................        1,646,975
   143,550    YieldUP International Corp.* ..................          197,381
   198,700    Zygo Corp.* ...................................        1,937,325
                                                                  ------------
                                                                   107,388,182
                                                                  ------------

              Consumer Cyclical - 21.12%

    35,628    ABR Information Services, Inc.* ...............          623,490
   145,500    American Classic Voyages Co.* . ...............        2,600,813
   122,500    ASI Solutions, Inc.* ..........................        1,117,813
    88,200    Avis Rental Car* ..............................        2,767,275
   123,400    Bally's Total Fitness Corp.* ..................        2,992,450
   171,700    Bombay Company, Inc.* .........................        1,094,588
   253,300    Brass Eagle, Inc.* ............................        6,332,500
   114,400    Callaway Golf Co. .............................        1,723,150
    65,200    Carriage Services, Inc.* ......................        1,251,025
   117,100    Cash America International, Inc. ..............        1,493,025
    65,000    CEC Entertainment, Inc.* ......................        2,437,500
    14,400    Cheap Tickets, Inc.* ..........................          554,400
    49,950    Cost Plus, Inc.* ..............................        1,760,738
   120,925    Data Processing Resources Corp.* ..............        1,526,678
    57,300    DM Management Co.* ............................        1,360,875
    92,420    First Years, Inc. .............................        1,403,629
   199,000    Funco, Inc. ...................................        3,905,375
    29,700    Hertz Crop., Class A ..........................        1,772,719
   147,300    Just For Feet, Inc.* ..........................        1,859,662
    69,200    Kroll-O'Gara Co.* .............................        1,656,475
    21,500    Market Facts, Inc.* ...........................          655,750
    89,400    Maxim Group, Inc.* ............................          720,788
    63,800    Metamor Worldwide, Inc.* ......................        1,248,088
    59,600    Osh Kosh B'Gosh, Class A ......................        1,180,825

                       See Notes to Financial Statements.

Small Company Equity Fund

April 30, 1999 (unaudited)

  Shares                                                             Value
----------                                                        ------------

              Consumer Cyclical (continued)

    87,400    Pacific Sunwear of California, Inc.* ..........     $  3,241,994
    86,800    Pegasus Systems, Inc.* ........................        4,057,900
    78,300    Players International, Inc.* ..................          467,353
    84,070    Pre-Paid Legal Services, Inc.* ................        2,395,995
    29,400    Racing Champions Corp.* .......................          429,975
   268,400    Silverleaf Resorts, Inc.* .....................        2,130,425
   116,800    Source Information
              Management Co.* ...............................        1,430,800
    49,000    Travel Services International, Inc.* ..........          434,875
   114,600    Travis Boats & Motors, Inc.* ..................        1,819,275
    57,200    Wet Seal, Inc.* ...............................        2,330,900
    54,300    World Color Press, Inc.* ......................        1,388,044
                                                                  ------------
                                                                    64,167,167
                                                                  ------------

              Consumer Staples - 16.08%

    58,000    Alpharma, Inc., Class A .......................        1,711,000
    73,200    Anesta Corp.* .................................        1,024,800
   115,700    Aurora Foods, Inc.* ...........................        1,721,038
   126,650    Cytyc Corp.* ..................................        2,477,591
    76,800    Education Management Corp.* ...................        1,531,200
   134,600    FirstService Corp.* ...........................        1,951,700
   122,400    Geltex Pharmaceuticals, Inc.* . ...............        2,096,100
    87,700    Insurance Management
              Solutions Group, Inc.* ........................          920,850
   118,400    Isis Pharmaceuticals, Inc.* ...................        1,235,800
    64,525    King Pharmaceuticals, Inc.* ...................        1,782,503
    73,100    Labor Ready, Inc.* ............................        2,869,175
   180,100    Medaphis Corp.* ...............................          630,350
   112,700    Natrol, Inc.* .................................          760,725
    34,600    NCS Healthcare Inc., Class A* . ...............          449,800
   115,700    NOVA Corp.* ...................................        3,008,200
    90,000    Ocular Sciences, Inc.* ........................        2,745,000
    47,512    On Assignment, Inc.* ..........................        1,440,208
   132,900    Orthodontic Center of America, Inc.* ..........        1,644,638
   101,500    Physicians Reliance Network* ..................          837,375
   126,350    Renal Care Group, Inc.* .......................        2,637,556
    89,300    Rexall Sundown, Inc.* .........................        1,546,006
   168,164    Romac International, Inc.* ....................        1,891,845
    89,400    Sonic Corp.* ..................................        2,514,363
    74,700    Steiner Leisure Ltd.* .........................        2,371,725
    71,800    Superior Consultant Holdings Corp.* ...........        1,938,600
    31,200    USWeb Corp.* ..................................          700,050
   147,000    Weider Nutrition International, Inc. ..........          817,688
    47,500    Whole Foods Market, Inc.* .....................        1,852,500
    42,075    Xomed Surgical Products, Inc.* ................        1,751,372
                                                                  ------------
                                                                    48,859,758
                                                                  ------------

              Capital Goods and Construction - 10.91%

    94,100    AAR Corp. .....................................        1,787,900
   117,100    Able Telecom Holding Corp.* ...................          819,700
    60,500    Astec Industries, Inc.* .......................        2,344,375
    87,500    Asyst Technologies, Inc.* .....................        1,602,344
    45,000    Aviation Sales Co.* ...........................        1,800,000
    58,700    Cognex Corp.* .................................        1,702,300
   105,275    Cuno, Inc.* ...................................        1,927,849
    87,300    D.R. Horton, Inc. .............................        1,685,981
    43,200    HEICO Corp. ...................................          958,500
    44,100    HEICO Corp., Class A ..........................          928,856
   116,500    Maverick Tube Corp.* ..........................        1,179,563
   145,500    Motivepower Industries, Inc.* . ...............        2,482,594
    85,800    MSC Industrial Direct, Inc., Class A* .........        1,850,063
   339,200    Newpark Resources, Inc.* ......................        3,116,400
   116,500    NS Group, Inc.* ...............................          968,406
   284,110    PCD, Inc.* ....................................        3,142,967
    85,100    PRI Automation, Inc.* .........................        2,111,544
   119,100    Tower Automotive* .............................        2,739,300
                                                                  ------------
                                                                    33,148,642
                                                                  ------------

              Energy - 7.04%

    86,400    BJ Services Co.* ..............................        2,311,200
   141,700    Cabot Oil & Gas Corp. .........................        2,479,750
    80,700    Devon Energy Corp.* ...........................        2,683,275
    87,400    Global Industries Ltd.* .......................        1,076,113
   149,167    Magin Energy, Inc.* ...........................          343,128
   157,300    Marine Drilling Cos., Inc.* ...................        2,703,594
    87,700    Newfield Exploration Co.* .....................        2,356,938
    72,100    Noble Affiliates, Inc. ........................        2,311,706
   288,300    Santa Fe Energy Resources, Inc.* ..............        2,594,700
    74,700    Stone Energy Corp.* ...........................        2,535,131
                                                                  ------------
                                                                    21,395,535
                                                                  ------------

              Transportation - 4.47%

    86,800    Atlas Air, Inc.* ..............................        2,517,200
   274,925    Dynamex, Inc.* ................................          893,506
    57,200    Eagle USA Airfreight, Inc.* ...................        2,087,800
    64,400    Expeditors International of
              Washington, Inc. ..............................        3,904,250
    58,800    Midwest Express Holdings* .....................        1,837,500
   174,800    Trico Marine Services, Inc.* ..................        1,387,475
    84,500    US Express Enterprises* .......................          961,188
                                                                  ------------
                                                                    13,588,919
                                                                  ------------

              Communication Services - 2.51%

   120,200    Boston Communications Group, Inc.* ............        1,232,050
    58,000    Heftel Broadcasting Corp.* ....................        3,153,750
    57,300    Intermedia Communications, Inc.* ..............        1,844,344
    28,600    WinStar Communications, Inc.* . ...............        1,390,675
                                                                  ------------
                                                                     7,620,819
                                                                  ------------

              Basic Materials - 1.79%

   123,600    Millipore Corp. ...............................        3,792,975
    58,300    RTI International Metals, Inc.* ...............          776,119
   116,500    Titanium Metal Corp.* .........................          859,188
                                                                  ------------
                                                                     5,428,282
                                                                  ------------

                       See Notes to Financial Statements.

Small Company Equity Fund

April 30, 1999 (unaudited)

  Shares                                                             Value
----------                                                        ------------

              Finance - 1.49%

    57,300    HealthCare Financial Partners, Inc.* ..........     $  1,933,875
        54    Horizon Group
              Properties, Inc., REIT* .......................              179
   251,000    Towne Services, Inc.* .........................        2,572,750
                                                                  ------------
                                                                     4,506,804
                                                                  ------------

              Utilities - 0.32%

   120,500    Davel Communication Corp. .....................          979,063
                                                                  ------------
              Total Common Stocks ...........................      307,083,171
                                                                  ------------
              (Cost $303,308,407)

Total Investments - 101.07%..................................      307,083,171
                                                                  ------------
(Cost $303,308,407)

Net Other Assets and Liabilities - (1.07)%...................       (3,242,402)
                                                                  ------------
Net Assets - 100.00%.........................................     $303,840,769
                                                                  ============

----------
*     Non-income producing security.

ADR   American Depositary Receipt

REIT  Real Estate Investment Trust

                       See Notes to Financial Statements.

Galaxy Equity Funds

Statements of Assets and Liabilities
April 30, 1999 (unaudited)

                                                                        Asset Allocation      Equity Income       Growth and Income
                                                                              Fund                 Fund                Fund
                                                                        ----------------      -------------       -----------------
ASSETS:
  Investments (Note 2):
    Investments at cost .........................................         $522,619,839         $224,666,010         $436,175,220
    Repurchase agreement ........................................           77,751,000           45,877,000           50,656,000
    Net unrealized appreciation (depreciation) on investments ...          138,706,541           89,544,390          146,741,403
                                                                          ------------         ------------         ------------
    Total investments at value ..................................          739,077,380          360,087,400          633,572,623
  Cash ..........................................................                4,428                1,213                  902
  Receivable for investments sold ...............................           28,392,021            6,640,604                   --
  Receivable for open forward foreign currency contracts (Note 2)                   --                   --                   --
  Receivable for shares sold ....................................            3,051,867              164,410              303,601
  Interest and dividend receivable ..............................            4,501,105              507,120              461,993
  Deferred organizational expense (Note 2) ......................                   --                   --                   --
                                                                          ------------         ------------         ------------
    Total Assets ................................................          775,026,801          367,400,747          634,339,119
                                                                          ------------         ------------         ------------

LIABILITIES:
  Dividends payable .............................................                   --                   --                   --
  Foreign currency payable (Cost $1,706,560) ....................                   --                   --                   --
  Payable for investments purchased .............................           30,352,687            2,967,625                   --
  Payable to custodian ..........................................                   --                   --                   --
  Payable for shares repurchased ................................              803,799               73,003            1,394,369
  Advisory fee payable (Note 3) .................................              454,955              222,399              305,649
  Payable to Fleet affiliates (Note 3) ..........................              177,648               61,148              132,128
  Payable to Administrator (Note 3) .............................               54,744               63,105               17,852
  Trustees' fees and expenses payable (Note 3) ..................               10,311                8,276               11,288
  Accrued expenses and other payables ...........................               22,479               24,502                5,519
                                                                          ------------         ------------         ------------
    Total Liabilities ...........................................           31,876,623            3,420,058            1,866,805
                                                                          ------------         ------------         ------------
NET ASSETS ......................................................         $743,150,178         $363,980,689         $632,472,314
                                                                          ============         ============         ============

                       See Notes to Financial Statements.

 Strategic Equity         Equity Value     Equity Growth               International            Small Cap             Small Company
       Fund                   Fund                   Fund               Equity Fund             Value Fund             Equity Fund
  --------------         --------------         --------------         --------------         --------------          --------------
  $   70,656,522         $  470,090,859         $  852,746,308         $  358,731,560         $  291,748,105          $  303,308,407
       8,729,000             24,039,000             41,747,000             12,164,000             40,520,000                      --
      10,374,916            123,379,199            528,692,930            115,657,196             (7,935,394)              3,774,764
  --------------         --------------         --------------         --------------         --------------          --------------
      89,760,438            617,509,058          1,423,186,238            486,552,756            324,332,711             307,083,171
             720                  9,517                    449              1,258,990                     --                      --
         212,052              8,853,099             32,904,778              2,385,991              4,483,660               3,982,500
              --                     --                     --                325,804                     --                      --
          66,579                963,165              3,781,806                151,972                501,917               1,189,959
          74,002                478,464              1,177,362              1,496,845                130,032                   9,462
          12,992                     --                     --                     --                     --                      --
  --------------         --------------         --------------         --------------         --------------          --------------
      90,126,783            627,813,303          1,461,050,633            492,172,358            329,448,320             312,265,092
  --------------         --------------         --------------         --------------         --------------          --------------



              --                     --                     --                     --                     --                   5,224
              --                     --                     --              1,860,042                     --                      --
       2,224,991             10,438,000             21,032,338              8,076,330                960,080               3,831,071
              --                     --                     --                     --                 39,872               3,788,605
           2,866                244,444              1,208,255                370,756                547,556                 412,216
          37,625                374,963                887,338                252,074                100,545                 184,199
           2,024                108,958                175,237                 25,305                 23,250                  68,015
           3,798                 49,893                 62,595                 51,289                 48,247                  64,639
           1,840                 11,880                 25,326                  7,709                  7,620                  10,821
           1,875                 28,142                 49,739                  8,644                  3,441                  59,533
  --------------         --------------         --------------         --------------         --------------          --------------
       2,275,019             11,256,280             23,440,828             10,652,149              1,730,611               8,424,323
  --------------         --------------         --------------         --------------         --------------          --------------
  $   87,851,764         $  616,557,023         $1,437,609,805         $  481,520,209         $  327,717,709          $  303,840,769
  ==============         ==============         ==============         ==============         ==============          ==============

Galaxy Equity Funds

April 30, 1999 (unaudited)

                                                                      Asset Allocation       Equity Income       Growth and Income
                                                                            Fund                 Fund                  Fund
                                                                      ----------------       -------------       -----------------
NET ASSETS consists of:
   Par value (Note 5) .........................................         $     41,313         $      18,039         $     37,968
   Paid in capital in excess of par value .....................          596,973,428           248,446,589          471,762,986
   Undistributed (overdistributed) net investment income (loss)            1,978,765               304,463               14,885
   Accumulated net realized gain (loss) on investments sold ...            5,450,131            25,667,208           13,915,072
   Net unrealized appreciation (depreciation) of investments ..          138,706,541            89,544,390          146,741,403
                                                                        ------------         -------------         ------------
TOTAL NET ASSETS ..............................................         $743,150,178         $ 363,980,689         $632,472,314
                                                                        ============         =============         ============

Retail A Shares:
   Net Assets .................................................         $398,582,889         $ 229,289,658         $247,945,581
   Shares of beneficial interest outstanding ..................           22,147,652            11,368,202           14,899,690
   NET ASSET VALUE and redemption price per share .............         $      18.00         $       20.17         $      16.64
   Sales charge - 3.75% of offering price .....................                 0.70                  0.79                 0.65
                                                                        ------------         -------------         ------------
   Maximum offering price per share ...........................         $      18.70         $       20.96         $      17.29
                                                                        ============         =============         ============
Retail B Shares:
   Net Assets .................................................         $ 80,319,121         $   1,476,840         $ 63,384,129
   Shares of beneficial interest outstanding ..................            4,473,598                74,169            3,822,228
                                                                        ------------         -------------         ------------
   NET ASSET VALUE and offering price per share* ..............         $      17.95         $       19.91         $      16.58
                                                                        ============         =============         ============
Trust Shares:
   Net Assets .................................................         $263,747,905         $ 133,214,191         $320,986,170
   Shares of beneficial interest outstanding ..................           14,663,515             6,596,660           19,237,062
                                                                        ------------         -------------         ------------
   NET ASSET VALUE, offering and redemption price per share ...         $      17.99         $       20.19         $      16.69
                                                                        ============         =============         ============
A Prime Shares:
   Net Assets .................................................         $    210,462                   N/A         $     97,982
   Shares of beneficial interest outstanding ..................               11,699                   N/A                5,881
   NET ASSET VALUE and redemption price per share .............         $      17.99                   N/A         $      16.66
   Sales charge - 5.50% of offering price per shares ..........                 1.05                   N/A                 0.97
                                                                        ------------         -------------         ------------
   Maximum offering price per shares ..........................         $      19.04                   N/A         $      17.63
                                                                        ============         =============         ============
B Prime Shares:
   Net Assets .................................................         $    289,801                   N/A         $     58,452
   Shares of beneficial interest outstanding ..................               16,128                   N/A                3,512
                                                                        ------------         -------------         ------------
   NET ASSET VALUE and offering price per share* ..............         $      17.97                   N/A         $      16.64
                                                                        ============         =============         ============

----------
* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

  Strategic Equity       Equity Value       Equity Growth           International            Small Cap             Small Company
       Fund                  Fund                Fund                Equity Fund             Value Fund             Equity Fund
  ---------------      ---------------     ---------------         ---------------        ---------------         ---------------
  $         7,756      $        31,644     $        51,451         $        25,340        $        25,123         $        21,534
       70,249,038          420,645,044         819,286,191             353,591,988            318,727,330             338,006,760
           59,269             (193,648)           (400,156)              5,714,169                395,730              (1,999,033)
        7,160,785           72,694,784          89,979,389               6,362,569             16,504,920             (35,963,256)
       10,374,916          123,379,199         528,692,930             115,826,143             (7,935,394)              3,774,764
  ---------------      ---------------     ---------------         ---------------        ---------------         ---------------
  $    87,851,764      $   616,557,023     $ 1,437,609,805         $   481,520,209        $   327,717,709         $   303,840,769
  ===============      ===============     ===============         ===============        ===============         ===============


  $     6,410,054      $   281,394,544     $   410,003,612         $    75,873,893        $    85,487,377         $    80,711,806
          566,348           14,452,652          14,694,196               4,035,505              6,587,580               5,823,511
  $         11.32      $         19.47     $         27.90         $         18.80        $         12.98         $         13.86
             0.44                 0.76                1.09                    0.73                   0.51                    0.54
  ---------------      ---------------     ---------------         ---------------        ---------------         ---------------
  $         11.76      $         20.23     $         28.99         $         19.53        $         13.49         $         14.40
  ===============      ===============     ===============         ===============        ===============         ===============


  $       888,994      $    30,688,404     $    55,439,995         $       617,756        $       604,624         $    11,380,200
           78,796            1,586,875           2,030,245                  32,875                 46,524                 837,965
  ---------------      ---------------     ---------------         ---------------        ---------------         ---------------
  $         11.28      $         19.34     $         27.31         $         18.79        $         13.00         $         13.58
  ===============      ===============     ===============         ===============        ===============         ===============


  $    80,552,716      $   304,474,075     $   971,995,988         $   404,974,494        $   241,317,594         $   211,748,763
        7,110,428           15,604,542          34,720,556              21,268,658             18,464,802              14,872,849
  ---------------      ---------------     ---------------         ---------------        ---------------         ---------------
  $         11.33      $         19.51     $         27.99         $         19.04        $         13.07         $         14.24
  ===============      ===============     ===============         ===============        ===============         ===============


              N/A                  N/A     $        79,609         $        11,038        $       156,901                     N/A
              N/A                  N/A               2,861                     584                 12,040                     N/A
              N/A                  N/A     $         27.83         $         18.89        $         13.03                     N/A
              N/A                  N/A                1.62                    1.10                   0.76                     N/A
  ---------------      ---------------     ---------------         ---------------        ---------------         ---------------
              N/A                  N/A     $         29.45         $         19.99        $         13.79                     N/A
  ===============      ===============     ===============         ===============        ===============         ===============

              N/A                  N/A     $        90,602         $        43,028        $       151,213                     N/A
              N/A                  N/A               3,255                   2,285                 11,626                     N/A
  ---------------      ---------------     ---------------         ---------------        ---------------         ---------------
              N/A                  N/A     $         27.83         $         18.83        $         13.01                     N/A
  ===============      ===============     ===============         ===============        ===============         ===============

Galaxy Equity Funds

Statements of Operations
For the six months ended April 30, 1999 (unaudited)

                                                                         Asset Allocation      Equity Income      Growth and Income
                                                                               Fund                 Fund                Fund
                                                                           ------------         ------------         ------------
INVESTMENT INCOME:
   Interest (Note 2) ..................................................    $  9,865,713         $  1,158,368         $  1,107,835
   Dividends (Note 2) .................................................       1,576,582            2,721,923            4,184,037
   Less: net foreign taxes withheld (Note 2) ..........................              --                   --                   --
                                                                           ------------         ------------         ------------
     Total investment income ..........................................      11,442,295            3,880,291            5,291,872
                                                                           ------------         ------------         ------------

EXPENSES:
   Investment advisory fee (Note 3) ...................................       2,523,462            1,301,058            2,189,209
   Administration fee (Note 3) ........................................         255,928              131,975              222,052
   Custodian fee ......................................................          18,992                9,171               13,593
   Fund accounting fee (Note 3) .......................................          57,656               30,803               31,852
   Legal fee (Note 3) .................................................          12,194                6,842               10,536
   Audit fee ..........................................................           9,741                9,741                9,741
   Transfer agent fee (Note 3) ........................................         520,670              167,676              481,236
   Shareholder servicing fee and 12b-1 fees (Note 3) ..................         813,790              314,967              603,186
   Trustees' fees and expenses (Note 3) ...............................           7,423                4,165                6,415
   Amortization of organization cost (Note 2) .........................              --                   --                   --
   Amortization of prepaid expenses ...................................              --                   --                   --
   Reports to shareholders ............................................          55,752               35,145               61,779
   Miscellaneous ......................................................          52,929               21,187               43,673
                                                                           ------------         ------------         ------------
      Total expenses before reimbursement/waiver ......................       4,328,537            2,032,730            3,673,272
                                                                           ------------         ------------         ------------
      Less:~reimbursement/waiver (Note 4) .............................            (356)                (393)             (80,045)
                                                                           ------------         ------------         ------------
      Total expenses net of reimbursement/waiver ......................       4,328,181            2,032,337            3,593,227
                                                                           ------------         ------------         ------------

NET INVESTMENT INCOME (LOSS) ..........................................       7,114,114            1,847,954            1,698,645
                                                                           ------------         ------------         ------------

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Notes 2 & 6):
   Net realized gain (loss)~on investments sold .......................       5,613,393           25,693,501           14,358,243
   Net realized loss on forward foreign currency
      contracts and foreign currency ..................................              --                   --                   --
   Net change in unrealized appreciation (depreciation) on investments,
      foreign currency and forward foreign currency contracts .........      49,382,388           16,590,842           83,585,670
                                                                           ------------         ------------         ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .......................      54,995,781           42,284,343           97,943,913
                                                                           ------------         ------------         ------------

NET INCREASE IN NET ASSETS  RESULTING FROM OPERATIONS .................    $ 62,109,895         $ 44,132,297         $ 99,642,558
                                                                           ============         ============         ============

                       See Notes to Financial Statements.

 Strategic Equity       Equity Value          Equity Growth         International           Small Cap           Small Company
       Fund                 Fund                  Fund               Equity Fund           Value Fund            Equity Fund
 ----------------       ------------          -------------         -------------           ---------           -------------
  $     172,611         $     244,198         $   1,277,516         $     226,298         $   1,044,277         $      26,206
        430,101             3,163,683             5,831,141             2,177,420             1,250,616               108,959
             --                    --                    --              (266,466)                   --                    --
  -------------         -------------         -------------         -------------         -------------         -------------
        602,712             3,407,881             7,108,657             2,137,252             2,294,893               135,165
  -------------         -------------         -------------         -------------         -------------         -------------


        290,976             2,163,756             4,917,820             2,002,738             1,168,704             1,248,835
         29,511               219,476               498,751               170,373               118,589               126,762
          8,759                11,255                14,076               199,381                15,749                25,197
         18,435                31,827                49,009                46,998                36,014                35,001
            409                10,261                22,507                 9,088                 6,000                 8,105
          1,478                 9,741                 9,741                10,979                 9,741                 9,742
          2,404               429,485               620,603               236,574               188,363               432,301
         10,728               503,137               708,719               101,408               124,590               180,001
            248                 6,246                13,704                 5,533                 3,653                 4,067
          1,755                    --                    --                    --                    --                    --
         24,466                    --                    --                    --                    --                    --
          1,604                59,428                75,312                25,047                33,563                45,598
          7,238                40,228                68,321                26,397                30,534                26,021
  -------------         -------------         -------------         -------------         -------------         -------------
        398,011             3,484,840             6,998,563             2,834,516             1,735,500             2,141,630
  -------------         -------------         -------------         -------------         -------------         -------------
        (77,594)                   --                  (148)             (560,477)              (90,203)               (7,432)
  -------------         -------------         -------------         -------------         -------------         -------------
        320,417             3,484,840             6,998,415             2,274,039             1,645,297             2,134,198
  -------------         -------------         -------------         -------------         -------------         -------------

        282,295               (76,959)              110,242              (136,787)              649,596            (1,999,033)
  -------------         -------------         -------------         -------------         -------------         -------------



      7,482,036            73,475,005            90,813,381            11,079,273            16,513,056            (2,443,282)

             --                    --                    --            (4,701,156)                   --                    --

      5,508,938            39,356,474           174,031,216            62,305,068            (1,260,459)           12,242,350
  -------------         -------------         -------------         -------------         -------------         -------------

     12,990,974           112,831,479           264,844,597            68,683,185            15,252,597             9,799,068
  -------------         -------------         -------------         -------------         -------------         -------------

  $  13,273,269         $ 112,754,520         $ 264,954,839         $  68,546,398         $  15,902,193         $   7,800,035
  =============         =============         =============         =============         =============         =============

Galaxy Equity Funds

Statements of Changes in Net Assets

                                                                       Asset Allocation Fund
                                                               -------------------------------------
                                                               Six months ended         Year ended
                                                                 April 30, 1999        October 31,
                                                                  (unaudited)              1998
                                                               ----------------        -------------
NET ASSETS at beginning of the period ...................        $ 600,040,305         $ 379,667,751
                                                                 -------------         -------------
Increase in Net Assets resulting from operations:
   Net investment income ................................            7,114,114            12,249,136
   Net realized gain on investments sold ................            5,613,393            15,626,374
   Net change in unrealized appreciation on investments .           49,382,388            32,906,427
                                                                 -------------         -------------
     Net increase in net assets resulting from operations           62,109,895            60,781,937
                                                                 -------------         -------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income ................................           (3,656,361)           (6,075,376)
   Net realized gain on investments .....................           (8,515,997)          (13,560,204)
                                                                 -------------         -------------
     Total Dividends ....................................          (12,172,358)          (19,635,580)
                                                                 -------------         -------------

   Retail B Shares:
   Net investment income ................................             (467,101)             (791,253)
   Net realized gain on investments .....................           (1,510,323)           (2,342,924)
                                                                 -------------         -------------
     Total Dividends ....................................           (1,977,424)           (3,134,177)
                                                                 -------------         -------------

   Trust Shares:
   Net investment income ................................           (2,682,368)           (5,157,025)
   Net realized gain on investments .....................           (5,671,923)          (13,004,072)
                                                                 -------------         -------------
     Total Dividends ....................................           (8,354,291)          (18,161,097)
                                                                 -------------         -------------

   A Prime  Shares:
   Net investment income ................................               (1,049)                  N/A
   Net realized gain on investments .....................                 (880)                  N/A
                                                                 -------------         -------------
     Total Dividends ....................................               (1,929)                  N/A
                                                                 -------------         -------------

   B Prime Shares:
   Net investment income ................................               (1,806)                  N/A
   Net realized gain on investments .....................               (3,982)                  N/A
                                                                 -------------         -------------
     Total Dividends ....................................               (5,788)                  N/A
                                                                 -------------         -------------
     Total Dividends to shareholders ....................          (22,511,790)          (40,930,854)
                                                                 -------------         -------------

Net increase from share transactions(1) .................          103,511,768           200,521,471
                                                                 -------------         -------------
     Net increase in net assets .........................          143,109,873           220,372,554
                                                                 -------------         -------------

Net assets at end of the period (including line A) ......        $ 743,150,178         $ 600,040,305
                                                                 =============         =============

(A) Undistributed net investment income .................        $   1,978,765         $   1,673,336
                                                                 =============         =============

----------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 54-55.

                       See Notes to Financial Statements.

                 Equity Income Fund                                        Growth and Income Fund
    --------------------------------------------                --------------------------------------------
    Six months ended                Year ended                  Six months ended                Year ended
     April 30, 1999                 October 31,                  April 30, 1999                 October 31,
      (unaudited)                       1998                      (unaudited)                      1998
    ----------------               -------------                ----------------               -------------
     $ 335,217,600                 $ 288,780,499                 $ 521,385,834                 $ 423,715,404
     -------------                 -------------                 -------------                 -------------


         1,847,954                     4,804,077                     1,698,645                     4,180,366
        25,693,501                    31,256,958                    14,358,243                    31,756,496
        16,590,842                     8,105,519                    83,585,670                     4,195,055
     -------------                 -------------                 -------------                 -------------
        44,132,297                    44,166,554                    99,642,558                    40,131,917
     -------------                 -------------                 -------------                 -------------


        (1,169,422)                   (2,568,825)                     (643,844)                   (1,497,114)
       (19,453,842)                  (14,397,057)                  (13,044,487)                  (24,191,677)
     -------------                 -------------                 -------------                 -------------
       (20,623,264)                  (16,965,882)                  (13,688,331)                  (25,688,791)
     -------------                 -------------                 -------------                 -------------


            (1,562)                          N/A                            --                       (88,866)
           (10,595)                          N/A                    (3,253,512)                   (5,994,237)
     -------------                 -------------                 -------------                 -------------
           (12,157)                          N/A                    (3,253,512)                   (6,083,103)
     -------------                 -------------                 -------------                 -------------


          (973,528)                   (2,137,883)                   (1,117,809)                   (2,841,771)
       (11,818,814)                   (9,987,624)                  (15,292,610)                  (41,422,903)
     -------------                 -------------                 -------------                 -------------
       (12,792,342)                  (12,125,507)                  (16,410,419)                  (44,264,674)
     -------------                 -------------                 -------------                 -------------


               N/A                           N/A                          (203)                          N/A
               N/A                           N/A                        (1,743)                          N/A
     -------------                 -------------                 -------------                 -------------
               N/A                           N/A                        (1,946)                          N/A
     -------------                 -------------                 -------------                 -------------


               N/A                           N/A                            (8)                          N/A
               N/A                           N/A                          (300)                          N/A
     -------------                 -------------                 -------------                 -------------
               N/A                           N/A                          (308)                          N/A
     -------------                 -------------                 -------------                 -------------
       (33,427,763)                  (29,091,389)                  (33,354,516)                  (76,036,568)
     -------------                 -------------                 -------------                 -------------

        18,058,555                    31,361,936                    44,798,438                   133,575,081
     -------------                 -------------                 -------------                 -------------
        28,763,089                    46,437,101                   111,086,480                    97,670,430
     -------------                 -------------                 -------------                 -------------

     $ 363,980,689                 $ 335,217,600                 $ 632,472,314                 $ 521,385,834
     =============                 =============                 =============                 =============

     $     304,463                 $     601,021                 $      14,885                 $      78,104
     =============                 =============                 =============                 =============

Galaxy Equity Funds

                                                                                             Strategic Equity Fund
                                                                                     ---------------------------------------
                                                                                     Six months ended           Period ended
                                                                                      April 30, 1999             October 31,
                                                                                       (unaudited)                  1998*
                                                                                     ----------------           ------------
NET ASSETS at beginning of the period .....................................            $ 67,694,596             $         30(a)
                                                                                       ------------             ------------

Increase in Net Assets resulting from operations:
   Net investment income (loss) ...........................................                 282,295                   21,691
   Net realized gain (loss) on investments sold and written options .......               7,482,036                 (240,711)
   Net change in unrealized appreciation on investments and written options               5,508,938                4,865,978
                                                                                       ------------             ------------
     Net increase in net assets resulting from operations .................              13,273,269                4,646,958
                                                                                       ------------             ------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income ..................................................                  (6,064)                  (1,095)
   Dividends in excess of net investment income ...........................                      --                       --
   Net realized gain on investments and written options ...................                  (4,996)                      --
                                                                                       ------------             ------------
     Total Dividends ......................................................                 (11,060)                  (1,095)
                                                                                       ------------             ------------

   Retail B Shares:
   Net investment income ..................................................                      --                       --
   Net realized gain on investments and written options ...................                    (642)                      --
                                                                                       ------------             ------------
     Total Dividends ......................................................                    (642)                      --
                                                                                       ------------             ------------

   Trust Shares:
   Net investment income ..................................................                (225,905)                 (13,906)
   Dividends in excess of net investment income ...........................                      --                       --
   Net realized gain on investments and written options ...................                 (74,902)                      --
                                                                                       ------------             ------------
     Total Dividends ......................................................                (300,807)                 (13,906)
                                                                                       ------------             ------------

   A Prime Shares:
   Net investment income ..................................................                     N/A                      N/A
   Net realized gain on investments and written options ...................                     N/A                      N/A
                                                                                       ------------             ------------
     Total Dividends ......................................................                     N/A                      N/A
                                                                                       ------------             ------------

   B Prime Shares:
   Net investment income ..................................................                     N/A                      N/A
   Net realized gain on investments and written options ...................                     N/A                      N/A
                                                                                       ------------             ------------
     Total Dividends ......................................................                     N/A                      N/A
                                                                                       ------------             ------------
     Total Dividends to shareholders ......................................                (312,509)                 (15,001)
                                                                                       ------------             ------------

Net increase from share transactions(1) ...................................               7,196,408               63,062,609
                                                                                       ------------             ------------
   Net increase in net assets .............................................              20,157,168               67,694,566
                                                                                       ------------             ------------

Net  assets at end of the period (including line A) .......................            $ 87,851,764             $ 67,694,596
                                                                                       ============             ============

(A) Undistributed (overdistributed) net investment income (loss) ..........            $     59,269             $      8,943
                                                                                       ============             ============

----------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 56-57.

(a)  Represents initial seed money.

*    The Strategic Equity Fund commenced operations on March 4, 1998.

                       See Notes to Financial Statements.

                 Equity Value Fund                                       Equity Growth Fund
     -------------------------------------------            --------------------------------------------
     Six months ended              Year ended               Six months ended               Year ended
      April 30, 1999               October 31,               April 30, 1999                October 31,
       (unaudited)                    1998                     (unaudited)                    1998
     ---------------             ---------------             ---------------             ---------------
     $   512,264,110             $   439,131,322             $ 1,163,399,747             $   992,229,709
     ---------------             ---------------             ---------------             ---------------


             (76,959)                  1,507,455                     110,242                   3,055,413
          73,475,005                  18,125,207                  90,813,381                  89,513,054
          39,356,474                  21,688,342                 174,031,216                  55,319,656
     ---------------             ---------------             ---------------             ---------------
         112,754,520                  41,321,004                 264,954,839                 147,888,123
     ---------------             ---------------             ---------------             ---------------



                  --                    (476,968)                         --                    (289,751)
                  --                          --                          --                     (15,743)
          (8,586,482)                (32,768,243)                (24,495,721)                (35,424,489)
     ---------------             ---------------             ---------------             ---------------
          (8,586,482)                (33,245,211)                (24,495,721)                (35,729,983)
     ---------------             ---------------             ---------------             ---------------


                  --                          --                          --                          --
            (858,586)                 (2,708,059)                 (2,777,726)                 (3,245,295)
     ---------------             ---------------             ---------------             ---------------
            (858,586)                 (2,708,059)                 (2,777,726)                 (3,245,295)
     ---------------             ---------------             ---------------             ---------------


            (116,689)                 (1,186,963)                   (510,391)                 (3,238,930)
                  --                          --                          --                    (176,015)
          (9,247,391)                (42,454,539)                (62,804,790)               (113,959,378)
     ---------------             ---------------             ---------------             ---------------
          (9,364,080)                (43,641,502)                (63,315,181)               (117,374,323)
     ---------------             ---------------             ---------------             ---------------


                 N/A                         N/A                          (7)                        N/A
                 N/A                         N/A                      (1,717)                        N/A
     ---------------             ---------------             ---------------             ---------------
                 N/A                         N/A                      (1,724)                        N/A
     ---------------             ---------------             ---------------             ---------------


                 N/A                         N/A                          --                         N/A
                 N/A                         N/A                        (552)                        N/A
     ---------------             ---------------             ---------------             ---------------
                 N/A                         N/A                        (552)                        N/A
     ---------------             ---------------             ---------------             ---------------
         (18,809,148)                (79,594,772)                (90,590,904)               (156,349,601)
     ---------------             ---------------             ---------------             ---------------

          10,347,541                 111,406,556                  99,846,123                 179,631,516
     ---------------             ---------------             ---------------             ---------------
         104,292,913                  73,132,788                 274,210,058                 171,170,038
     ---------------             ---------------             ---------------             ---------------

     $   616,557,023             $   512,264,110             $ 1,437,609,805             $ 1,163,399,747
     ===============             ===============             ===============             ===============



     $      (193,648)            $            --             $      (400,156)            $            --
     ===============             ===============             ===============             ===============

Galaxy Equity Funds

                                                                                         International Equity Fund
                                                                                 -----------------------------------------
                                                                                 Six months ended             Year ended
                                                                                  April 30, 1999              October 31,
                                                                                    (unaudited)                  1998
                                                                                 -----------------           -------------
NET Assets at beginning of the period .................................            $ 412,233,003             $ 321,715,516
                                                                                   -------------             -------------

Increase (Decrease) in Net Assets resulting from operations:
   Net investment income (loss) .......................................                 (136,787)                3,112,383
   Net realized gain (loss) on investments sold .......................                6,378,117                13,739,754
   Net realized gain on forward foreign currency
     contracts and foreign currency ...................................                       --                 5,322,536
   Net change in unrealized appreciation (depreciation) on investments,
     foreign currency and forward foreign currency contracts ..........               62,305,068                21,492,799
                                                                                   -------------             -------------
     Net increase (decrease) in net assets resulting from operations ..               68,546,398                43,667,472
                                                                                   -------------             -------------

Dividends to shareholders from:
   Retail A Shares:
   Net investment income ..............................................                 (216,041)                 (239,530)
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency ..........................               (2,270,202)               (1,235,651)
   In excess of net realized gains on investments .....................                       --                        --
                                                                                   -------------             -------------
     Total Dividends ..................................................               (2,486,243)               (1,475,181)
                                                                                   -------------             -------------

   Retail B Shares:
   Net investment income ..............................................                   (1,893)                      N/A
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency ..........................                   (8,529)                      N/A
   In excess of net realized gains on investments .....................                       --                       N/A
                                                                                   -------------             -------------
     Total Dividends ..................................................                  (10,422)                      N/A
                                                                                   -------------             -------------

   Trust Shares:
   Net investment income ..............................................               (2,952,898)               (1,544,939)
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency ..........................              (11,473,156)               (6,265,777)
   In excess of net realized gains on investments .....................                       --                        --
                                                                                   -------------             -------------
     Total Dividends ..................................................              (14,426,054)               (7,810,716)
                                                                                   -------------             -------------

   A Prime Shares:
   Net investment income ..............................................                      (39)                      N/A
   Net realized gain on investments, forward foreign
     currency contracts and foreign currency ..........................                     (145)                      N/A
                                                                                   -------------             -------------
     Total Dividends ..................................................                     (184)                      N/A
                                                                                   -------------             -------------

   B Prime Shares:
   Net investment income ..............................................                     (226)                      N/A
   Net realized gain on investments, forward foreign
      currency contracts and foreign currency .........................                     (990)                      N/A
                                                                                   -------------             -------------
      Total Dividends .................................................                   (1,216)                      N/A
                                                                                   -------------             -------------
      Total Dividends to shareholders .................................              (16,924,119)               (9,285,897)
                                                                                   -------------             -------------

Net increase from share transactions(1) ...............................               17,664,927                56,135,912
                                                                                   -------------             -------------
         Net increase (decrease) in net assets ........................               69,287,206                90,517,487
                                                                                   -------------             -------------

Net assets at end of the period (including line A) ....................            $ 481,520,209             $ 412,233,003
                                                                                   =============             =============

(A) Undistributed (overdistributed) net investment income (loss) ......            $   5,714,169             $   9,022,053
                                                                                   =============             =============

----------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 58-59.

                       See Notes to Financial Statements.

             Small Cap Value Fund                            Small Company Equity Fund
   -----------------------------------------          ----------------------------------------

   Six months ended             Year ended            Six months ended            Year ended
    April 30, 1999              October 31,            April 30, 1999             October 31,
      (unaudited)                  1998                  (unaudited)                 1998
   ----------------            -------------          ----------------           -------------
     $ 290,165,115             $ 252,915,472             $331,071,417            $ 461,077,407
     -------------             -------------             ------------            -------------

           649,596                 1,806,802               (1,999,033)              (3,835,593)
        16,513,056                27,382,595               (2,443,282)             (33,381,616)

                --                        --                       --                       --

        (1,260,459)              (70,528,722)              12,242,350              (78,673,832)
     -------------             -------------             ------------            -------------
        15,902,193               (41,339,325)               7,800,035             (115,891,041)
     -------------             -------------             ------------            -------------


           (66,569)                 (335,684)                      --                       --

        (8,121,983)               (9,778,432)                      --              (13,856,463)
                --                        --                       --                   (2,617)
     -------------             -------------             ------------            -------------
        (8,188,552)              (10,114,116)                      --              (13,859,080)
     -------------             -------------             ------------            -------------


                --                       N/A                       --                       --
            (6,269)                      N/A                       --               (1,647,828)
                --                       N/A                       --                     (312)
     -------------             -------------             ------------            -------------
            (6,269)                      N/A                       --               (1,648,140)
     -------------             -------------             ------------            -------------


          (427,142)               (1,582,494)                      --                       --

       (19,251,259)              (28,007,227)                      --              (33,024,373)
                --                        --                       --                   (6,237)
     -------------             -------------             ------------            -------------
       (19,678,401)               29,589,721                       --              (33,030,610)
     -------------             -------------             ------------            -------------


              (167)                      N/A                      N/A                      N/A

            (3,618)                      N/A                      N/A                      N/A
     -------------             -------------             ------------            -------------
            (3,785)                      N/A                      N/A                      N/A
     -------------             -------------             ------------            -------------


                --                       N/A                      N/A                      N/A

            (7,602)                      N/A                      N/A                      N/A
     -------------             -------------             ------------            -------------
            (7,602)                      N/A                      N/A                      N/A
     -------------             -------------             ------------            -------------
       (27,884,609)              (39,703,837)                      --              (48,537,830)
     -------------             -------------             ------------            -------------

        49,535,010               118,292,805              (35,030,683)              34,422,881
     -------------             -------------             ------------            -------------
        37,552,594                37,249,643              (27,230,648)            (130,005,990)
     -------------             -------------             ------------            -------------

     $ 327,717,709             $ 290,165,115             $303,840,769            $ 331,071,417
     =============             =============             ============            =============


     $     395,730             $     240,012             $ (1,999,033)           $          --
     =============             =============             ============            =============

Galaxy Equity Funds

Statements of Changes in Net Assets --
Capital Stock Activity

                                                                          Asset Allocation Fund
                                                                 ----------------------------------------
                                                                 Six months ended            Year ended
                                                                  April 30, 1999             October 31,
                                                                   (unaudited)                  1998
                                                                 ----------------           -------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold ..............................................            $  79,152,749             $ 165,898,714
   Issued to shareholders in reinvestment of dividends               12,007,219                19,205,127
   Repurchased .......................................              (37,383,313)              (49,327,967)
                                                                  -------------             -------------
   Net increase in shares outstanding ..................          $  53,776,655             $ 135,775,874
                                                                  =============             =============
Retail B Shares:
   Sold ..............................................            $  20,954,144             $  28,201,780
   Issued to shareholders in reinvestment of dividends                1,938,635                 3,057,363
   Repurchased .......................................               (4,357,783)               (5,925,878)
                                                                  -------------             -------------
   Net increase in shares outstanding ................            $  18,534,996             $  25,333,265
                                                                  =============             =============
Trust Shares:
   Sold ..............................................            $  54,095,941             $  72,415,149
   Issued to shareholders in reinvestment of dividends                7,808,210                16,323,828
   Repurchased .......................................              (31,188,836)              (49,326,645)
                                                                  -------------             -------------
   Net increase in shares outstanding ................            $  30,715,315             $  39,412,332
                                                                  =============             =============
A Prime Shares:
   Sold ..............................................            $     203,213                       N/A
   Issued to shareholders in reinvestment of dividends                    1,532                       N/A
   Repurchased .......................................                       --                       N/A
                                                                  -------------             -------------
   Net increase in shares outstanding ................            $     204,745                       N/A
                                                                  =============             =============
B Prime Shares:
   Sold ..............................................            $     282,917                       N/A
   Issued to shareholders in reinvestment of dividends                    5,738                       N/A
   Repurchased .......................................                   (8,598)                      N/A
                                                                  -------------             -------------
   Net increase in shares outstanding ................            $     280,057                       N/A
                                                                  =============             =============

SHARE ACTIVITY
Retail A Shares:
   Sold ..............................................                4,526,352                10,096,211
   Issued to shareholders in reinvestment of dividends                  696,001                 1,234,122
   Repurchased .......................................               (2,160,304)               (3,012,818)
                                                                  -------------             -------------
   Net increase in shares outstanding ................                3,062,049                 8,317,515
                                                                  =============             =============
Retail B Shares:
   Sold ..............................................                1,187,176                 1,720,422
   Issued to shareholders in reinvestment of dividends                  112,595                   197,145
   Repurchased .......................................                 (247,473)                 (363,558)
                                                                  -------------             -------------
   Net increase in shares outstanding ................                1,052,298                 1,554,009
                                                                  =============             =============
Trust Shares:
   Sold ..............................................                3,041,719                 4,431,090
   Issued to shareholders in reinvestment of dividends                  452,712                 1,053,874
   Repurchased .......................................               (1,727,349)               (3,019,092)
                                                                  -------------             -------------
   Net increase in shares outstanding ................                1,767,082                 2,465,872
                                                                  =============             =============
A Prime Shares:
   Sold ..............................................                   11,611                       N/A
   Issued to shareholders in reinvestment of dividends                       88                       N/A
   Repurchased .......................................                       --                       N/A
                                                                  -------------             -------------
   Net increase in shares outstanding ................                   11,699                       N/A
                                                                  =============             =============
B Prime Shares:
   Sold ..............................................                   16,277                       N/A
   Issued to shareholders in reinvestment of dividends                      333                       N/A
   Repurchased .......................................                     (482)                      N/A
                                                                  -------------             -------------
   Net increase in shares outstanding ................                   16,128                       N/A
                                                                  =============             =============

                       See Notes to Financial Statements.

            Equity Income Fund                          Growth and Income Fund
   -------------------------------------         --------------------------------------
   Six months ended          Year ended          Six months ended           Year ended
    April 30, 1999          October 31,           April 30, 1999            October 31,
     (unaudited)                1998                (unaudited)                1998
   ----------------         -----------          ----------------           -----------
     $16,606,482            $47,393,968            $ 22,580,374             $99,093,005
      20,010,981             16,360,921              13,581,512              25,378,015
     (22,065,349)           (33,988,418)            (29,135,604)            (38,410,144)
     -----------            -----------            ------------             -----------
     $14,552,114            $29,766,471            $  7,026,282             $86,060,876
     ===========            ===========            ============             ===========

     $ 1,420,988                    N/A            $  4,866,054             $21,007,328
          14,813                    N/A               3,188,900               5,973,835
         (19,736)                   N/A              (4,538,226)             (5,571,374)
     -----------            -----------            ------------             -----------
     $ 1,416,065                    N/A            $  3,516,728             $21,409,789
     ===========            ===========            ============             ===========

     $ 6,314,954            $14,958,563            $ 47,493,309             $56,352,388
       7,589,723              6,743,274              15,476,410              41,712,836
     (11,814,301)           (20,106,372)            (28,861,616)            (71,960,808)
     -----------            -----------            ------------             -----------
     $ 2,090,376            $ 1,595,465            $ 34,108,103             $26,104,416
     ===========            ===========            ============             ===========

             N/A                    N/A            $     87,116                     N/A
             N/A                    N/A                   4,826                     N/A
             N/A                    N/A                      --                     N/A
     -----------            -----------            ------------             -----------
             N/A                    N/A            $     91,942                     N/A
     ===========            ===========            ============             ===========

             N/A                    N/A            $     61,466                     N/A
             N/A                    N/A                     306                     N/A
             N/A                    N/A                  (6,389)                    N/A
     -----------            -----------            ------------             -----------
             N/A                    N/A            $     55,383                     N/A
     ===========            ===========            ============             ===========


         848,620              2,432,108               1,432,763               6,417,123
       1,076,100                908,536                 906,517               1,806,453
      (1,125,861)            (1,764,920)             (1,841,408)             (2,556,615)
     -----------            -----------            ------------             -----------
         798,859              1,575,724                 497,872               5,666,961
     ===========            ===========            ============             ===========

          74,374                    N/A                 308,569               1,368,708
             803                    N/A                 213,317                 425,584
          (1,008)                   N/A                (287,336)               (374,402)
     -----------            -----------            ------------             -----------
          74,169                    N/A                 234,550               1,419,890
     ===========            ===========            ============             ===========

         323,579                780,277               2,986,348               3,666,013
         410,258                376,283               1,028,637               2,916,670
        (606,250)            (1,031,181)             (1,824,100)             (4,690,328)
     -----------            -----------            ------------             -----------
         127,587                125,379               2,190,885               1,892,355
     ===========            ===========            ============             ===========

             N/A                    N/A                   5,560                     N/A
             N/A                    N/A                     321                     N/A
             N/A                    N/A                      --                     N/A
     -----------            -----------            ------------             -----------
             N/A                    N/A                   5,881                     N/A
     ===========            ===========            ============             ===========

             N/A                    N/A                   3,896                     N/A
             N/A                    N/A                      20                     N/A
             N/A                    N/A                    (404)                    N/A
     -----------            -----------            ------------             -----------
             N/A                    N/A                   3,512                     N/A
     ===========            ===========            ============             ===========

Galaxy Equity Funds

Statements of Changes in Net Assets --
Capital Stock Activity (continued)

                                                                       Strategic Equity Fund
                                                                ------------------------------------
                                                                Six months ended       Period ended
                                                                 April 30, 1999         October 31,
                                                                  (unaudited)             1998(1)
                                                                ----------------        ------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold ..............................................            $2,107,568            $  4,292,625
   Issued to shareholders in reinvestment of dividends                11,157                   1,069
   Repurchased .......................................              (642,335)               (220,560)
                                                                  ----------            ------------
   Net increase in shares outstanding ................            $1,476,390            $  4,073,134
                                                                  ==========            ============
Retail B Shares:
   Sold ..............................................            $  262,962            $    597,208
   Issued to shareholders in reinvestment of dividends                   641                      --
   Repurchased .......................................               (73,893)                (17,158)
                                                                  ----------            ------------
   Net increase in shares outstanding ................            $  189,710            $    580,050
                                                                  ==========            ============
Trust Shares:
   Sold ..............................................            $5,266,308            $ 58,395,708
   Issued to shareholders in reinvestment of dividends               297,215                  13,717
   Repurchased .......................................               (33,215)                     --
                                                                  ----------            ------------
   Net increase in shares outstanding ................            $5,530,308            $ 58,409,425
                                                                  ==========            ============
A Prime Shares:
   Sold ..............................................                   N/A                     N/A
   Issued to shareholders in reinvestment of dividends                   N/A                     N/A
   Repurchased .......................................                   N/A                     N/A
                                                                  ----------            ------------
   Net increase in shares outstanding ................                   N/A                     N/A
                                                                  ==========            ============
B Prime Shares:
   Sold ..............................................                   N/A                     N/A
   Issued to shareholders in reinvestment of dividends                   N/A                     N/A
   Repurchased .......................................                   N/A                     N/A
                                                                  ----------            ------------
   Net increase in shares outstanding ................                   N/A                     N/A
                                                                  ==========            ============
SHARE ACTIVITY
Retail A Shares:
   Sold ..............................................               207,200                 445,623
   Issued to shareholders in reinvestment of dividends                 1,121                     112
   Repurchased .......................................               (62,958)                (24,750)
                                                                  ----------            ------------
   Net increase in shares outstanding ................               145,363                 420,985
                                                                  ==========            ============
Retail B Shares:
   Sold ..............................................                25,191                  62,555
   Issued to shareholders in reinvestment of dividends                    66                      --
   Repurchased .......................................                (7,142)                 (1,874)
                                                                  ----------            ------------
   Net increase in shares outstanding ................                18,115                  60,681
                                                                  ==========            ============
Trust Shares:
   Sold ..............................................               535,972               6,546,472
   Issued to shareholders in reinvestment of dividends                29,766                   1,438
   Repurchased .......................................                (3,220)                     --
                                                                  ----------            ------------
   Net increase in shares outstanding ................               562,518               6,547,910
                                                                  ==========            ============
A Prime Shares:
   Sold ..............................................                   N/A                     N/A
   Issued to shareholders in reinvestment of dividends                   N/A                     N/A
   Repurchased .......................................                   N/A                     N/A
                                                                  ----------            ------------
   Net increase in shares outstanding ................                   N/A                     N/A
                                                                  ==========            ============
B Prime Shares:
   Sold ..............................................                   N/A                     N/A
   Issued to shareholders in reinvestment of dividends                   N/A                     N/A
   Repurchased .......................................                   N/A                     N/A
                                                                  ----------            ------------
   Net increase in shares outstanding ................                   N/A                     N/A
                                                                  ==========            ============

----------
(1)  The Strategic Equity Fund commenced operations on March 4, 1998.

                       See Notes to Financial Statements.

            Equity Value Fund                              Equity Growth Fund
   -------------------------------------         ---------------------------------------
   Six months ended          Year ended          Six months ended            Year ended
    April 30, 1999           October 31,          April 30, 1999             October 31,
      (unaudited)               1998                (unaudited)                 1998
   ----------------         ------------         ----------------           ------------
     $ 25,915,707           $ 71,563,855           $ 62,209,594             $ 99,063,789
        8,468,750             32,705,099             24,188,540               35,167,848
      (30,795,694)           (35,674,663)           (37,269,684)             (45,470,844)
     ------------           ------------           ------------             ------------
     $  3,588,763           $ 68,594,291           $ 49,128,450             $ 88,760,793
     ============           ============           ============             ============

     $  4,206,813           $  9,284,286           $ 16,401,065             $ 14,302,986
          855,621              2,694,779              2,743,781                3,227,617
       (1,724,043)            (2,282,148)            (3,776,030)              (3,039,846)
     ------------           ------------           ------------             ------------
     $  3,338,391           $  9,696,917           $ 15,368,816             $ 14,490,757
     ============           ============           ============             ============

     $ 29,548,636           $ 56,562,120           $ 63,970,863             $119,883,832
        7,703,532             34,594,314             53,246,212               93,593,644
      (33,831,781)           (58,041,086)           (82,030,359)            (137,097,510)
     ------------           ------------           ------------             ------------
     $  3,420,387           $ 33,115,348           $ 35,186,716             $ 76,379,966
     ============           ============           ============             ============

              N/A                    N/A           $     74,487                      N/A
              N/A                    N/A                  1,719                      N/A
              N/A                    N/A                     --                      N/A
     ------------           ------------           ------------             ------------
              N/A                    N/A           $     76,206                      N/A
     ============           ============           ============             ============

              N/A                    N/A           $     85,389                      N/A
              N/A                    N/A                    546                      N/A
              N/A                    N/A                     --                      N/A
     ------------           ------------           ------------             ------------
              N/A                    N/A           $     85,935                      N/A
     ============           ============           ============             ============


        1,401,632              4,201,249              2,334,295                4,078,424
          483,897              2,147,298                976,131                1,625,130
       (1,663,085)            (2,145,298)            (1,403,835)              (1,917,325)
     ------------           ------------           ------------             ------------
          222,444              4,203,249              1,906,591                3,786,229
     ============           ============           ============             ============

          224,959                547,518                618,739                  603,613
           49,029                176,860                112,870                  150,964
          (92,098)              (139,566)              (142,913)                (130,378)
     ------------           ------------           ------------             ------------
          181,890                584,812                588,696                  624,199
     ============           ============           ============             ============

        1,585,438              3,384,178              2,394,669                5,054,546
          439,340              2,265,774              2,148,881                4,313,303
       (1,832,847)            (3,499,469)            (3,091,680)              (5,715,179)
     ------------           ------------           ------------             ------------
          191,931              2,150,483              1,451,870                3,652,670
     ============           ============           ============             ============

              N/A                    N/A                  2,788                      N/A
              N/A                    N/A                     73                      N/A
              N/A                    N/A                     --                      N/A
     ------------           ------------           ------------             ------------
              N/A                    N/A                  2,861                      N/A
     ============           ============           ============             ============

              N/A                    N/A                  3,234                      N/A
              N/A                    N/A                     21                      N/A
              N/A                    N/A                     --                      N/A
     ------------           ------------           ------------             ------------
              N/A                    N/A                  3,255                      N/A
     ============           ============           ============             ============

Galaxy Equity Funds

Statements of Changes in Net Assets --
Capital Stock Activity (continued)

                                                                         International Equity Fund
                                                                  ----------------------------------------
                                                                  Six months ended             Year ended
                                                                   April 30, 1999             October 31,
                                                                     (unaudited)                 1998
                                                                  ----------------            ------------
DOLLAR AMOUNTS
Retail A Shares:
   Sold ................................................            $  23,941,176             $238,332,225
   Issued to shareholders in reinvestment of dividends .                2,446,568                1,448,658
   Repurchased .........................................              (25,537,125)            (236,467,330)
                                                                    -------------             ------------
   Net increase (decrease) in shares outstanding .......            $     850,619             $  3,313,553
                                                                    =============             ============

Retail B Shares:
   Sold ................................................            $  14,951,427                      N/A
   Issued to shareholders in reinvestment of dividends .                    1,254                      N/A
   Repurchased .........................................              (14,422,797)                     N/A
                                                                    -------------             ------------
   Net increase (decrease) in shares outstanding .......            $     529,884                      N/A
                                                                    =============             ============
Trust Shares:
   Sold ................................................            $ 137,521,912             $248,673,207
   Issued to shareholders in reinvestment of dividends .                8,378,109                4,418,249
   Repurchased .........................................             (129,666,166)            (200,269,097)
                                                                    -------------             ------------
   Net increase (decrease) in shares outstanding .......            $  16,233,855             $ 52,822,359
                                                                    =============             ============
A Prime Shares:
   Sold ................................................            $      14,518                      N/A
   Issued to shareholders in reinvestment of dividends .                      566                      N/A
   Repurchased .........................................                   (4,960)                     N/A
                                                                    -------------             ------------
   Net increase in shares outstanding ..................            $      10,124                      N/A
                                                                    =============             ============
B Prime Shares:
   Sold ................................................            $      42,325                      N/A
   Issued to shareholders in reinvestment of dividends .                    1,217                      N/A
   Repurchased .........................................                   (3,097)                     N/A
                                                                    -------------             ------------
   Net increase in shares outstanding ..................            $      40,445                      N/A
                                                                    =============             ============
SHARE ACTIVITY
Retail A Shares:
   Sold ................................................                1,335,659               13,783,137
   Issued to shareholders in reinvestment of dividends .                  142,832                   99,496
   Repurchased .........................................               (1,415,230)             (13,638,723)
                                                                    -------------             ------------
   Net increase (decrease) in shares outstanding .......                   63,261                  243,910
                                                                    =============             ============
Retail B Shares:
   Sold ................................................                  829,324                      N/A
   Issued to shareholders in reinvestment of dividends .                       73                      N/A
   Repurchased .........................................                 (796,522)                     N/A
                                                                    -------------             ------------
   Net increase (decrease) in shares outstanding .......                   32,875                      N/A
                                                                    =============             ============
Trust Shares:
   Sold ................................................                7,570,998               14,546,109
   Issued to shareholders in reinvestment of dividends .                  484,004                  300,561
   Repurchased .........................................               (7,120,590)             (11,806,941)
                                                                    -------------             ------------
   Net increase (decrease) in shares outstanding .......                  934,412                3,039,729
                                                                    =============             ============
A Prime Shares:
   Sold ................................................                      815                      N/A
   Issued to shareholders in reinvestment of dividends .                       33                      N/A
   Repurchased .........................................                     (264)                     N/A
                                                                    -------------             ------------
   Net increase in shares outstanding ..................                      584                      N/A
                                                                    =============             ============
B Prime Shares:
   Sold ................................................                    2,385                      N/A
   Issued to shareholders in reinvestment of dividends .                       71                      N/A
   Repurchased .........................................                     (171)                     N/A
                                                                    -------------             ------------
   Net increase in shares outstanding ..................                    2,285                      N/A
                                                                    =============             ============

                       See Notes to Financial Statements.

            Small Cap Value Fund                            Small Company Equity Fund
   ----------------------------------------           ---------------------------------------
   Six months ended            Year ended             Six months ended           Year ended
    April 30, 1999             October 31,             April 30, 1999            October 31,
      (unaudited)                  1998                 (unaudited)                 1998
   ----------------           -------------           ----------------          -------------
     $ 11,379,083             $ 106,572,187            $ 141,440,178            $ 512,095,154
        8,165,712                10,065,718                       --               13,430,846
      (18,215,700)              (69,195,926)            (159,396,265)            (522,137,062)
     ------------             -------------            -------------            -------------
     $  1,329,095             $  47,441,979            $ (17,956,087)           $   3,388,938
     ============             =============            =============            =============

     $    652,564                       N/A            $   9,665,976            $   7,810,194
            6,217                       N/A                       --                1,613,677
          (57,036)                      N/A              (11,128,973)              (5,481,887)
     ------------             -------------            -------------            -------------
     $    601,745                       N/A            $  (1,462,997)           $   3,941,984
     ============             =============            =============            =============

     $ 65,209,253             $  74,813,946            $ 109,726,851            $ 277,438,222
       15,624,366                25,163,148                       --               24,548,356
      (33,548,497)              (29,126,268)            (125,338,450)            (274,894,619)
     ------------             -------------            -------------            -------------
     $ 47,285,122             $  70,850,826            $ (15,611,599)           $  27,091,959
     ============             =============            =============            =============

     $    163,978                       N/A                      N/A                      N/A
            1,632                       N/A                      N/A                      N/A
           (4,898)                      N/A                      N/A                      N/A
     ------------             -------------            -------------            -------------
     $    160,712                       N/A                      N/A                      N/A
     ============             =============            =============            =============

     $    155,318                       N/A                      N/A                      N/A
            7,601                       N/A                      N/A                      N/A
           (4,583)                      N/A                      N/A                      N/A
     ------------             -------------            -------------            -------------
     $    158,336                       N/A                      N/A                      N/A
     ============             =============            =============            =============


          875,654                 6,791,402                9,784,966               29,780,474
          640,254                   666,385                       --                  787,731
       (1,414,867)               (4,451,699)             (10,993,197)             (30,011,680)
     ------------             -------------            -------------            -------------
          101,041                 3,006,088               (1,208,231)                 556,525
     ============             =============            =============            =============

           50,556                       N/A                  702,804                  458,341
              487                       N/A                       --                   95,825
           (4,519)                      N/A                 (803,370)                (326,209)
     ------------             -------------            -------------            -------------
           46,524                       N/A                 (100,566)                 227,957
     ============             =============            =============            =============

        4,973,145                 4,874,052                7,398,216               15,624,925
        1,218,986                 1,629,237                       --                1,410,015
       (2,592,301)               (1,941,937)              (8,472,740)             (15,661,716)
     ------------             -------------            -------------            -------------
        3,599,830                 4,561,352               (1,074,524)               1,373,224
     ============             =============            =============            =============

           12,317                       N/A                      N/A                      N/A
              128                       N/A                      N/A                      N/A
             (405)                      N/A                      N/A                      N/A
     ------------             -------------            -------------            -------------
           12,040                       N/A                      N/A                      N/A
     ============             =============            =============            =============

           11,409                       N/A                      N/A                      N/A
              594                       N/A                      N/A                      N/A
             (377)                      N/A                      N/A                      N/A
     ------------             -------------            -------------            -------------
           11,626                       N/A                      N/A                      N/A
     ============             =============            =============            =============

Asset Allocation Fund

Financial Highlights
For a Share outstanding throughout each period.

                                          Income from Investment Operations                   Less Distributions
                                       --------------------------------------     ----------------------------------------
                                                                                                                             Net
                                                       Net                                                                 Increase
                               Net                 Realized and                    Dividends  Distributions               (Decrease)
                          Asset Value,     Net      Unrealized     Total from      from Net       from                      in Net
                           Beginning   Investment  Gain (Loss) on  Investment     Investment   Net Realized     Total       Asset
                           of Period    Income(B)   Investments    Operations       Income    Capital Gains  Distributions  Value
                          ------------ ----------  --------------  ----------     ----------  -------------  ------------- --------
Retail A
04/30/99 (unaudited)         $16.95       $0.18        $1.09         $1.27          $(0.18)       $(0.04)       $(0.22)      $1.05
10/31/98                      16.46        0.38         1.72          2.10           (0.40)        (1.21)        (1.61)       0.49
10/31/97                      14.52        0.40         2.43          2.83           (0.38)        (0.51)        (0.89)       1.94
10/31/96                      12.82        0.30         1.83          2.13           (0.30)        (0.13)        (0.43)       1.70
10/31/95                      10.67        0.30         2.16          2.46           (0.31)           --         (0.31)       2.15
10/31/94                      11.15        0.27        (0.49)        (0.22)          (0.26)           --         (0.26)      (0.48)

Retail B
04/30/99 (unaudited)          16.92        0.12         1.07          1.19           (0.12)        (0.04)        (0.16)       1.03
10/31/98                      16.43        0.29         1.71          2.00           (0.30)        (1.21)        (1.51)       0.49
10/31/97                      14.51        0.29         2.42          2.71           (0.28)        (0.51)        (0.79)       1.92
10/31/96(1)                   13.59        0.13         0.91          1.04           (0.12)           --         (0.12)       0.92

Trust
04/30/99 (unaudited)          16.96        0.20         1.07          1.27           (0.20)        (0.04)        (0.24)       1.03
10/31/98                      16.47        0.42         1.71          2.13           (0.43)        (1.21)        (1.64)       0.49
10/31/97                      14.53        0.43         2.42          2.85           (0.40)        (0.51)        (0.91)       1.94
10/31/96                      12.83        0.33         1.83          2.16           (0.33)        (0.13)        (0.46)       1.70
10/31/95                      10.68        0.32         2.16          2.48           (0.33)           --         (0.33)       2.15
10/31/94                      11.15        0.28        (0.49)        (0.21)          (0.26)           --         (0.26)      (0.47)

A Prime
04/30/99(2) (unaudited)       16.95        0.22         1.06          1.28           (0.20)        (0.04)        (0.24)       1.04

B Prime
04/30/99(2) (unaudited)       16.95        0.15         1.07          1.22           (0.16)        (0.04)        (0.20)       1.02

----------
*    Annualized.

**   Not Annualized.

(1)  The Fund began issuing Retail B Shares on March 4, 1996.

(2)  The Fund began issuing A Prime and B Prime Shares on November 1, 1998.

(A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares.

(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.18, $0.38, $0.40, $0.30, $0.30 and
     $0.27, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 1999 (unaudited), the years ended October 31, 1998 and 1997 and the period ended October 31, 1996 were $0.12, $0.29, $0.28 and $0.12, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.20, $0.42, $0.43, $0.33, $0.32 and $0.28, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for A Prime Shares for the period ended April 30, 1999 (unaudited) was $0.20. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for B Prime Shares for the period ended April 30, 1999 (unaudited) was $0.13.

                       See Notes to Financial Statements.

                                                          Ratios to Average Net Assets/Supplemental Data
                                                        --------------------------------------------------
                                                         Ratio of Net        Ratio of          Ratio of
                                                           Investment        Operating        Operating
                                                             Income          Expenses         Expenses
                                         Net Assets,       Including         Including        Excluding
 Net Asset Value,      Total           End of Period    Reimbursement/    Reimbursement/    Reimbursement/         Portfolio
  End of Period      Return(A)          (in 000's)          Waiver            Waiver            Waiver           Turnover Rate
 ----------------    ---------         -------------    --------------    --------------    --------------       -------------
     $18.00            9.91%**           $398,583            2.11%*            1.29%*            1.29%*                57%**
      16.95           13.85%              323,498            2.43%             1.33%             1.33%                108%
      16.46           20.23%              177,239            2.66%             1.37%             1.37%                 58%
      14.52           16.92%              116,852            2.29%             1.42%             1.42%                 48%
      12.82           23.42%               76,368            2.52%             1.48%             1.50%                 41%
      10.67           (2.02)%              73,574            2.66%             1.21%             1.22%                 23%


      17.95            9.52%**             80,319            1.45%*            1.95%*            1.95%*                57%**
      16.92           13.14%               57,876            1.77%             1.99%             1.99%                108%
      16.43           19.34%               30,688            1.95%             2.10%             2.19%                 58%
      14.51            7.71%**              3,557            1.73%*            1.95%*            2.15%*                48%


      17.99            9.90%**            263,748            2.31%*            1.09%*            1.09%*                57%**
      16.96           14.05%              218,666            2.63%             1.13%             1.13%                108%
      16.47           20.42%              171,741            2.82%             1.21%             1.22%                 58%
      14.53           17.19%              123,603            2.52%             1.19%             1.21%                 48%
      12.83           23.68%               76,771            2.74%             1.26%             1.30%                 41%
      10.68           (1.93)%              65,464            2.70%             1.18%             1.18%                 23%


      17.99           10.07%**                210            2.26%*            1.14%*            1.32%*                57%**


      17.97            9.67%**                290            1.52%*            1.88%*            2.11%*                57%**

Equity Income Fund



Financial Highlights
For a Share outstanding throughout each period.

                                            Income from Investment Operations              Less Distributions
                                         --------------------------------------  --------------------------------------
                                                         Net                                                                 Net
                               Net                   Realized and                Dividends  Distributions                 Increase
                           Asset Value,      Net      Unrealized     Total from   from Net      from                     (Decrease)
                            Beginning    Investment     Gain on      Investment  Investment Net Realized      Total        in Net
                            of Period     Income(B)   Investments    Operations    Income   Capital Gains Distributions  Asset Value
                           -----------   ----------  ------------    ----------  ---------- ------------- -------------  -----------
Retail A
04/30/99 (unaudited)          $19.67        $0.09        $2.37         $2.46       $(0.11)      $(1.85)      $(1.96)       $ 0.50
10/31/98                       18.82         0.25         2.43          2.68        (0.25)       (1.58)       (1.83)         0.85
10/31/97                       16.91         0.30         3.35          3.65        (0.30)       (1.44)       (1.74)         1.91
10/31/96                       14.98         0.30         2.47          2.77        (0.30)       (0.54)       (0.84)         1.93
10/31/95                       12.74         0.28         2.47          2.75        (0.30)       (0.21)       (0.51)         2.24
10/31/94                       12.85         0.30         0.07          0.37        (0.29)       (0.19)       (0.48)        (0.11)

Retail B
04/30/99(1) (unaudited)       19.69          0.02(2)      2.13          2.15        (0.08)       (1.85)       (1.93)         0.22

Trust
04/30/99 (unaudited)          19.69          0.13         2.37          2.50        (0.15)       (1.85)       (2.00)         0.50
10/31/98                      18.84          0.34         2.42          2.76        (0.33)       (1.58)       (1.91)         0.85
10/31/97                      16.93          0.38         3.35          3.73        (0.38)       (1.44)       (1.82)         1.91
10/31/96                      14.99          0.37         2.48          2.85        (0.37)       (0.54)       (0.91)         1.94
10/31/95                      12.75          0.36         2.45          2.81        (0.36)       (0.21)       (0.57)         2.24
10/31/94                      12.85          0.31         0.07          0.38        (0.29)       (0.19)       (0.48)        (0.10)

----------
*    Annualized

**   Not Annualized

(1)  The Fund began issuing Retail B Shares on November 1, 1998.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.09, $0.25, $0.30, $0.30, $0.28 and
     $0.30, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the period ended April 30, 1999 (unaudited) was $0.01(2). Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.13, $0.34, $0.38, $0.37, $0.36 and $0.31, respectively.

                       See Notes to Financial Statements.

                                                        Ratios to Average Net Assets/Supplemental Data
                                                       ------------------------------------------------
                                                        Ratio of Net       Ratio of        Ratio of
                                                         Investment       Operating       Operating
                                                           Income          Expenses        Expenses
                                       Net Assets,       Including        Including        Excluding
   Net Asset Value,                   End of Period    Reimbursement/   Reimbursement/   Reimbursement/     Portfolio
    End of Period    Total Return(A)    (in 000's)         Waiver           Waiver           Waiver       Turnover Rate
   ---------------   ---------------  -------------    --------------   --------------   --------------   -------------
       $20.17           13.36%**        $229,290           0.91%*           1.33%*           1.33%*           21%**
        19.67           15.23%           207,850           1.30%            1.34%            1.34%            46%
        18.82           23.28%           169,276           1.70%            1.39%            1.41%            37%
        16.91           19.01%           126,952           1.86%            1.40%            1.40%            45%
        14.98           22.23%            81,802           2.08%            1.49%            1.51%            21%
        12.74            2.94%            63,532           2.45%            1.11%            1.12%            31%


        19.91           11.73%**           1,477           0.24%*           2.00%*           2.13%*           21%**


        20.19           13.59%**         133,214           1.33%*           0.91%*           0.91%*           21%**
        19.69           15.67%           127,367           1.72%            0.92%            0.92%            46%
        18.84           23.80%           119,505           2.14%            0.95%            0.97%            37%
        16.93           19.65%           106,094           2.32%            0.94%            0.94%            45%
        14.99           22.81%            87,819           2.60%            0.98%            1.00%            21%
        12.75            3.02%            78,880           2.49%            1.07%            1.07%            31%

Growth and Income Fund

Financial Highlights
For a Share outstanding throughout each period.

                                         Income from Investment Operations                 Less Distributions
                                       -------------------------------------   ----------------------------------------
                                                       Net                                                                  Net
                              Net          Net     Realized and                Dividends   Distributions                 Increase
                          Asset Value, Investment   Unrealized    Total from    from Net       from                     (Decrease)
                           Beginning     Income       Gain on     Investment   Investment  Net Realized      Total        in Net
                           of Period    (Loss)(B)   Investments   Operations     Income    Capital Gains  Distributions Asset Value
                          -----------  ----------  ------------   ----------    -------    -------------  ------------- -----------
Retail A
04/30/99 (unaudited)         $14.87        $0.04        $2.68         $2.72       $(0.04)      $(0.91)       $(0.95)        $1.77
10/31/98                      16.24         0.12         1.32          1.44        (0.13)       (2.68)        (2.81)        (1.37)
10/31/97                      13.78         0.18         3.67          3.85        (0.20)       (1.19)        (1.39)         2.46
10/31/96(1)                   12.35         0.21         2.16          2.37        (0.21)       (0.73)        (0.94)         1.43
10/31/95                      11.15         0.24         1.70          1.94        (0.25)       (0.49)        (0.74)         1.20
10/31/94                      10.69         0.22         0.72          0.94        (0.20)       (0.28)        (0.48)         0.46

Retail B
04/30/99 (unaudited)          14.83        (0.02)        2.68          2.66        --           (0.91)        (0.91)         1.75
10/31/98                      16.23           --(4)      1.31          1.31        (0.03)       (2.68)        (2.71)        (1.40)
10/31/97                      13.77         0.10         3.65          3.75        (0.10)       (1.19)        (1.29)         2.46
10/31/96(2)                   12.97         0.07         0.81          0.88        (0.08)       --            (0.08)         0.80

Trust
04/30/99 (unaudited)          14.90         0.06         2.70          2.76        (0.06)       (0.91)        (0.97)         1.79
10/31/98                      16.28         0.15         1.31          1.46        (0.16)       (2.68)        (2.84)        (1.38)
10/31/97                      13.80         0.22         3.68          3.90        (0.23)       (1.19)        (1.42)         2.48
10/31/96(1)                   12.35         0.27         2.16          2.43        (0.25)       (0.73)        (0.98)         1.45
10/31/95                      11.15         0.28         1.69          1.97        (0.28)       (0.49)        (0.77)         1.20
10/31/94                      10.69         0.25         0.72          0.97        (0.23)       (0.28)        (0.51)         0.46

A Prime
04/30/99(3) (unaudited)       14.88         0.07         2.68          2.75        (0.06)       (0.91)        (0.97)         1.78

B Prime
04/30/99(3) (unaudited)       14.88         0.01         2.68          2.69        (0.02)       (0.91)        (0.93)         1.76

----------
*    Annualized

**   Not Annualized

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Growth and Income Fund.

(2)  The Fund began issuing Retail B Shares on March 4, 1996.

(3)  The Fund began issuing A Prime and B Prime Shares on November 1, 1998.

(4)  Net investment income per share is less than $0.005.

(A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares.

(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.04, $0.10, $0.18, $0.19, $0.22 and
     $0.18, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 1999, (unaudited), the years ended October 31, 1998 and 1997 and the period ended October 31, 1996 were $(0.01), $0.00, $0.08 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.06, $0.15, $0.21, $0.27, $0.25 and $0.22, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for A Prime Shares for the period ended April 30, 1999 (unaudited) was $0.04. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for B Prime Shares for the period ended April 30, 1999 (unaudited) was $0.17.

                       See Notes to Financial Statements.

                                                               Ratios to Average Net Assets/Supplemental Data
                                                            ----------------------------------------------------
                                                              Ratio of Net        Ratio of           Ratio of
                                                               Investment        Operating          Operating
                                                                Income           Expenses           Expenses
                                           Net Assets,         Including         Including          Excluding
  Net Asset Value,                       End of Period      Reimbursement/     Reimbursement/     Reimbursement/    Portfolio
   End of Period      Total Return(A)      (in 000's)           Waiver             Waiver             Waiver       Turnover Rate
  ---------------     ---------------    -------------      --------------     --------------     --------------   -------------
      $16.64             19.01%**           $247,946            0.53%*             1.28%*             1.35%*            9%**
       14.87              9.93%              214,110            0.75%              1.28%              1.35%            38%
       16.24             30.10%              141,884            1.18%              1.27%              1.45%            93%
       13.78             20.25%               77,776            1.65%              1.34%              1.45%            59%
       12.35             18.52%               51,078            2.10%              1.32%              1.77%            51%
       11.15              9.12%               22,244            2.06%              1.29%              1.74%            73%


       16.58             18.59%**             63,384           (0.21)%*            2.02%*             2.02%*            9%**
       14.83              9.09%               53,216            0.01%              2.02%              2.02%            38%
       16.23             29.11%               35,178            0.31%              2.05%              2.28%            93%
       13.77              6.83%**              4,562            0.79%*             1.96%*             2.11%*           59%


       16.69             19.24%**            320,986            0.78%*             1.03%*             1.03%*            9%**
       14.90             10.10%              254,060            1.00%              1.03%              1.03%            38%
       16.28             30.43%              246,654            1.44%              1.03%              1.06%            93%
       13.80             20.77%              186,708            2.01%              1.02%              1.03%            59%
       12.35             18.80%              189,011            2.42%              1.07%              1.27%            51%
       11.15              9.45%              156,827            2.31%              1.04%              1.24%            73%


       16.66             19.19%**                 98           0.68%*              1.13%*             1.40%*            9%**


       16.64             18.76%**                 58          (0.07)%*             1.88%*             2.38%*            9%**

Strategic Equity Fund

Financial Highlights
For a Share outstanding throughout each period.

                                        Income from Investment Operations                 Less Distributions
                                      --------------------------------------   ---------------------------------------
                                                       Net                                                                   Net
                             Net          Net      Realized and                Dividends   Distributions                 Increase
                         Asset Value, Investment    Unrealized    Total from    from Net       from                      (Decrease)
                          Beginning     Income    Gain (Loss) on  Investment   Investment  Net Realized       Total        in Net
                          of Period    (Loss)(B)    Investments   Operations     Income    Capital Gains  Distributions  Asset Value
                         -----------  ----------  --------------  ----------   ----------  -------------  -------------  -----------
Retail A
04/30/99 (unaudited)        $9.62        $0.02         $1.70         $1.72       $(0.01)      $(0.01)        $(0.02)        $1.70
10/31/98(1)                 10.00           --(2)      (0.38)        (0.38)          --           --             --         (0.38)

Retail B
04/30/99 (unaudited)         9.61        (0.01)         1.69          1.68           --        (0.01)         (0.01)         1.67
10/31/98(1)                 10.00        (0.02)        (0.37)        (0.39)          --           --             --         (0.39)

Trust
04/30/99 (unaudited)         9.63         0.04          1.70          1.74        (0.03)       (0.01)         (0.04)         1.70
10/31/98(1)                 10.00         0.01         (0.37)        (0.36)       (0.01)          --          (0.01)        (0.37)

----------
*    Annualized

**   Not Annualized

(1)  The Fund commenced operations on March 4, 1998.

(2)  Net investment income per share is less than $0.005.

(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the period ended October 31, 1998 were $0.01 and $0.00, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for six months ended April 30, 1999, (unaudited) and the period ended October 31, 1998 were $(0.02) and $(0.06), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the period ended October 31, 1998 were $0.03 and $0.00, respectively.

                       See Notes to Financial Statements.

                                                       Ratios to Average Net Assets/Supplemental Data
                                                      ------------------------------------------------
                                                       Ratio of Net       Ratio of          Ratio of
                                                        Investment       Operating         Operating
                                                          Income         Expenses         Expenses
                                      Net Assets,        Including       Including        Excluding
 Net Asset Value,                    End of Period    Reimbursement/   Reimbursement/   Reimbursement/    Portfolio
   End of Period    Total Return(A)   (in 000's)          Waiver           Waiver           Waiver       Turnover Rate
 ----------------   ---------------  -------------    --------------   --------------   --------------   -------------
      $11.32           17.94%**         $6,410            0.38%*           1.17%*           1.37%*           47%**
        9.62           (3.75)%**         4,051            0.06%*           1.40%*           2.41%*           30%**


       11.28           17.51%**            889           (0.27)%*          1.82%*           2.02%*           47%**
        9.61           (4.76)%**           583           (0.55)%*          2.01%*           3.05%*           30%**


       11.33           18.15%**         80,553            0.76%*           0.79%*           0.99%*           47%**
        9.63           (3.62)%**        63,061            0.19%*           1.27%*           1.47%*           30%**

Equity Value Fund

Financial Highlights
For a Share outstanding throughout each period.

                                       Income from Investment Operations               Less Distributions
                                     -------------------------------------  --------------------------------------
                                                     Net                                                                 Net
                          Net           Net      Realized and                Dividends     Dividends                   Increase
                      Asset Value,   Investment   Unrealized    Total from   from Net        from                     (Decrease)
                       Beginning      Income        Gain on     Investment  Investment   Net Realized      Total        in Net
                       of Period     (Loss)(B)    Investments   Operations    Income     Capital Gains   Dividends    Asset Value
                      ------------   ----------  ------------   ----------  ----------   -------------   ---------    -----------
Retail A
04/30/99 (unaudited)    $16.50        $(0.01)        $3.59        $3.58       $   --        $(0.61)       $(0.61)        $2.97
10/31/98                 18.21          0.03          1.50         1.53        (0.04)        (3.20)        (3.24)        (1.71)
10/31/97                 15.96          0.11          4.16         4.27        (0.12)        (1.90)        (2.02)         2.25
10/31/96                 14.33          0.14          2.74         2.88        (0.14)        (1.11)        (1.25)         1.63
10/31/95                 13.31          0.22          2.24         2.46        (0.23)        (1.21)        (1.44)         1.02
10/31/94                 13.12          0.18          0.45         0.63        (0.16)        (0.28)        (0.44)         0.19

Retail B
04/30/99 (unaudited)     16.44         (0.07)         3.58         3.51           --         (0.61)        (0.61)         2.90
10/31/98                 18.24         (0.08)         1.48         1.40           --         (3.20)        (3.20)        (1.80)
10/31/97                 15.99            --          4.17         4.17        (0.02)        (1.90)        (1.92)         2.25
10/31/96(1)              14.74          0.04          1.25         1.29        (0.04)           --         (0.04)         1.25

Trust
04/30/99 (unaudited)     16.51          0.02          3.60         3.62        (0.01)        (0.61)        (0.62)         3.00
10/31/98                 18.21          0.08          1.49         1.57        (0.07)        (3.20)        (3.27)        (1.70)
10/31/97                 15.96          0.17          4.16         4.33        (0.18)        (1.90)        (2.08)         2.25
10/31/96                 14.33          0.21          2.74         2.95        (0.21)        (1.11)        (1.32)         1.63
10/31/95                 13.32          0.28          2.24         2.52        (0.30)        (1.21)        (1.51)         1.01
10/31/94                 13.12          0.19          0.45         0.64        (0.16)        (0.28)        (0.44)         0.20

----------
*    Annualized

**   Not Annualized

(1)  The Fund began issuing Retail B Shares on March 4, 1996.

(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B shares.

(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited), and the years ended October 31, 1998, 1997, 1996, 1995, and 1994 were $(0.01) $0.03, $0.11, $0.14,
     $0.22 and $0.18, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for six months ended April 30, 1999, (unaudited), the years ended October 31, 1998 and 1997 and the period ended October 31, 1996 were $(0.07), $(0.08), $(0.03) and $0.01, respectively.
     Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995, and 1994 were $0.02, $0.08, $0.17, $0.21, $0.28 and
     $0.19, respectively.

                       See Notes to Financial Statements.

                                                        Ratios to Average Net Assets/Supplemental Data
                                                       -------------------------------------------------
                                                         Ratio of Net       Ratio of        Ratio of
                                                         Investment        Operating       Operating
                                                           Income          Expenses        Expenses
                                      Net Assets,         Including        Including       Excluding
 Net Asset Value,                   End of Period      Reimbursement/    Reimbursement/   Reimbursement/     Portfolio
  End of Period    Total Return(A)    (in 000's)           Waiver            Waiver           Waiver       Turnover Rate
 ----------------  ---------------  -------------      --------------    --------------   --------------   -------------
     $19.47           22.10%**         $281,395           (0.16)%*           1.34%*           1.34%*           30%**
      16.50            9.88%            234,730            0.15%             1.37%            1.37%            82%
      18.21           29.48%            182,641            0.63%             1.38%            1.38%           111%
      15.96           21.49%            131,998            1.00%             1.45%            1.45%           116%
      14.33           20.81%             96,555            1.62%             1.49%            1.50%            76%
      13.31            4.97%             74,001            1.45%             1.08%            1.11%            71%


      19.34           21.74%**           30,688           (0.86)%*           2.04%*           2.04%*           30%**
      16.44            9.07%             23,103           (0.54)%            2.06%            2.06%            82%
      18.24           28.60%             14,958           (0.13)%            2.07%            2.38%           111%
      15.99            8.80%**            1,916            0.43%*            1.94%*           2.24%*          116%


      19.51           22.32%**          304,474            0.18%*            1.00%*           1.00%*           30%**
      16.51           10.27%            254,432            0.49%             1.03%            1.03%            82%
      18.21           29.87%            241,532            0.98%             1.04%            1.04%           111%
      15.96           22.05%            194,827            1.42%             1.03%            1.03%           116%
      14.33           21.31%            165,330            2.10%             1.02%            1.02%            76%
      13.32            5.05%            154,403            1.46%             1.06%            1.06%            71%

Equity Growth Fund

Financial Highlights
For a Share outstanding throughout each period.

                                       Income from Investment Operations            Less Distributions
                                    --------------------------------------  ------------------------------------
                                                      Net                                 Dividends
                           Net           Net     Realized and                Dividends    in Excess    Dividends
                      Asset Value,   Investment  Unrealized     Total from   from Net       of Net      from Net
                        Beginning     Income       Gain on      Investment  Investment    Investment    Realized         Total
                        of Period    (Loss)(B)   Investments    Operations    Income        Income     Capital Gains   Dividends
                      ------------   ----------  ------------   ----------  ----------    ----------   -------------   ---------
Retail A
04/30/99 (unaudited)    $24.47        $(0.03)        $5.36        $5.33       $   --         $  --        $(1.90)       $(1.90)
10/31/98                 25.14          0.01          3.19         3.20        (0.03)           --(3)      (3.84)        (3.87)
10/31/97                 20.37          0.07          6.05         6.12        (0.07)           --         (1.28)        (1.35)
10/31/96                 17.29          0.10          3.39         3.49        (0.11)           --         (0.30)        (0.41)
10/31/95                 14.18          0.14          3.28         3.42        (0.14)           --         (0.17)        (0.31)
10/31/94                 13.76          0.17          0.47         0.64        (0.16)           --         (0.06)        (0.22)

Retail B
04/30/99 (unaudited)     24.07         (0.12)(2)      5.26         5.14           --            --         (1.90)        (1.90)
10/31/98                 24.91         (0.16)(2)      3.16         3.00           --            --(3)      (3.84)        (3.84)
10/31/97                 20.26         (0.09)(2)      6.02         5.93           --            --         (1.28)        (1.28)
10/31/96(1)              18.77         (0.01)         1.50         1.49           --            --            --            --

Trust
04/30/99 (unaudited)     24.52          0.02          5.37         5.39        (0.02)           --         (1.90)        (1.92)
10/31/98                 25.17          0.09          3.20         3.29        (0.09)        (0.01)        (3.84)        (3.94)
10/31/97                 20.39          0.16          6.06         6.22        (0.16)           --         (1.28)        (1.44)
10/31/96                 17.30          0.17          3.40         3.57        (0.18)           --         (0.30)        (0.48)
10/31/95                 14.19          0.20          3.28         3.48        (0.20)           --         (0.17)        (0.37)
10/31/94                 13.76          0.18          0.47         0.65        (0.16)           --         (0.06)        (0.22)

A Prime
04/30/99(4) (unaudited)  24.49         (0.01)         5.26         5.25        (0.01)           --         (1.90)        (1.91)

B Prime
04/30/99(4) (unaudited)  24.49         (0.10)(2)      5.34         5.24           --            --         (1.90)        (1.90)

----------
*    Annualized

**   Not Annualized

(1)  The Fund began issuing Retail B Shares on March 4, 1996.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(3) Dividends in excess of net investment income per share were less than $0.005.

(4)  The Fund began issuing A Prime and B Prime Shares on November 1, 1998.

(A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares.

(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $(0.03), $0.01, $0.07, $0.10, $0.13 and $0.17, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 1999, (unaudited), the years ended October 31, 1998 and 1997 and the period ended October 31, 1996 were $(0.12)(2), $(0.16)(2), $(0.14)(2) and $(0.03), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.02, $0.09, $0.16, $0.17, $0.20 and $0.18, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for A Prime Shares for the period ended April 30, 1999 (unaudited) was $(0.04). Net investment
     (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for B Prime Shares for the period ended April 30, 1999 (unaudited) was $(0.14)(2).

                       See Notes to Financial Statements.

                                                                    Ratios to Average Net Assets/Supplemental Data
                                                                    ----------------------------------------------
                                                                     Ratio of Net      Ratio of        Ratio of
                                                                      Investment      Operating       Operating
                                                                       Income          Expenses        Expenses
   Net Increase                                      Net Assets,      Including       Including       Excluding
(Decrease) in Net  Net Asset Value,                 End of Period   Reimbursement/  Reimbursement/  Reimbursement/      Portfolio
    Asset Value    End of Period    Total Return(A)  (in 000's)         Waiver          Waiver          Waiver        Turnover Rate
-----------------  ---------------  --------------- -------------   --------------  --------------  --------------    -------------
       $3.43          $27.90          22.80%**       $410,004          (0.22)%*         1.31%*          1.31%*            37%**
       (0.67)          24.47          14.73%          312,951           0.02%           1.34%           1.34%             60%
        4.77           25.14          31.61%          226,330           0.30%           1.37%           1.37%             66%
        3.08           20.37          20.51%          160,800           0.50%           1.40%           1.40%             36%
        3.11           17.29          24.54%           98,911           0.85%           1.45%           1.47%             14%
        0.42           14.18           4.72%           70,338           1.22%           0.98%           0.99%             18%


        3.24           27.31          22.33%**         55,440          (0.89)%*         1.98%*          1.98%*            37%**
       (0.84)          24.07          13.98%           34,693          (0.68)%          2.04%           2.04%             60%
        4.65           24.91          30.78%           20,363          (0.40)%          2.07%           2.30%             66%
        1.49           20.26           7.95%**          3,995          (0.16)%*         1.92%*          2.29%*            36%


        3.47           27.99          23.02%**        971,996           0.16%*          0.93%*          0.93%*            37%**
       (0.65)          24.52          15.17%          815,756           0.40%           0.96%           0.96%             60%
        4.78           25.17          32.16%          745,537           0.72%           0.95%           0.95%             66%
        3.09           20.39          21.03%          562,419           0.92%           0.98%           0.98%             36%
        3.11           17.30          25.08%          420,016           1.31%           1.00%           1.00%             14%
        0.43           14.19           4.80%          362,094           1.27%           0.93%           0.93%             18%


        3.34           27.83          22.38%**             80          (0.02)%*         1.11%*          1.41%*            37%**


        3.34           27.83          22.35%**             91          (0.75)%*         1.84%*          2.15%*            37%**

International Equity Fund

Financial Highlights
For a Share outstanding throughout each period.

                                       Income from Investment Operations              Less Distributions
                                     -------------------------------------  --------------------------------------
                                                    Net                                                                  Net
                          Net           Net      Realized and               Dividends     Dividends                    Increase
                      Asset Value,   Investment  Unrealized     Total from   from Net       from                       (Decrease)
                        Beginning      Income   Gain (Loss) on  Investment  Investment  Net Realized       Total        in Net
                        of Period     (Loss)(B)  Investments    Operations    Income    Capital Gains    Dividends    Asset Value
                      ------------   ---------- --------------  ----------  ----------  -------------    ---------    -----------
Retail A
04/30/99 (unaudited)    $16.75        $(0.05)        $2.72        $2.67       $(0.05)       $(0.57)       $(0.62)        $2.05
10/31/98                 15.18          0.07          1.93         2.00        (0.07)        (0.36)        (0.43)         1.57
10/31/97                 13.94          0.01          2.09         2.10        (0.18)        (0.68)        (0.86)         1.24
10/31/96                 12.92          0.11          1.27         1.38        (0.12)        (0.24)        (0.36)         1.02
10/31/95                 13.20          0.11         (0.21)       (0.10)       (0.02)        (0.16)        (0.18)        (0.28)
10/31/94                 12.13          0.06          1.02         1.08        (0.01)           --         (0.01)         1.07

Retail B
04/30/99(1) (unaudited)  16.85         (0.10)(2)      2.74         2.64        (0.13)        (0.57)        (0.70)         1.94

Trust
04/30/99 (unaudited)     17.00            --          2.76         2.76        (0.15)        (0.57)        (0.72)         2.04
10/31/98                 15.33          0.14          1.98         2.12        (0.09)        (0.36)        (0.45)         1.67
10/31/97                 14.01          0.08          2.12         2.20        (0.20)        (0.68)        (0.88)         1.32
10/31/96                 12.98          0.17          1.30         1.47        (0.20)        (0.24)        (0.44)         1.03
10/31/95                 13.20          0.16         (0.18)       (0.02)       (0.04)        (0.16)        (0.20)        (0.22)
10/31/94                 12.13          0.06          1.02         1.08        (0.01)           --         (0.01)         1.07

A Prime
04/30/99(1) (unaudited)  16.85            --(2)       2.76         2.76        (0.15)        (0.57)        (0.72)         2.04

B Prime
04/30/99(1) (unaudited)  16.85         (0.08)(2)      2.76         2.68        (0.13)        (0.57)        (0.70)         1.98

----------
*    Annualized

**   Not Annualized

(1) The Fund began issuing Retail B, A Prime and B Prime Shares on November 1, 1998.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares.

(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $(0.07), $0.03, $(0.01), $0.07, $0.08, and $0.03, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the period ended April 30, 1999 (unaudited) was $(0.14)(2). Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.00, $0.10, $0.04, $0.13, $0.13, and $0.04, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for A Prime Shares for the period ended April 30, 1999 (unaudited) was $0.00(2). Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for B Prime Shares for the period ended April 30, 1999 (unaudited) was $(0.15)(2).

                       See Notes to Financial Statements.

                                                        Ratios to Average Net Assets/Supplemental Data
                                                       -------------------------------------------------
                                                        Ratio of Net       Ratio of        Ratio of
                                                         Investment        Operating       Operating
                                                           Income          Expenses        Expenses
                                     Net Assets,         Including         Including       Excluding
 Net Asset Value,                   End of Period      Reimbursement/    Reimbursement/   Reimbursement/    Portfolio
   End of Period   Total Return(A)   (in 000's)            Waiver            Waiver           Waiver       Turnover Rate
 ----------------  ---------------  -------------      --------------    --------------   --------------   -------------
     $18.80           16.30%**          $75,874           (0.50)%*           1.45%*           1.70%*           21%**
      16.75           13.64%             66,541            0.39%             1.48%            1.73%            49%
      15.18           15.88%             56,592            0.03%             1.60%            1.85%            45%
      13.94           10.86%             35,144            0.78%             1.70%            1.98%           146%
      12.92           (0.64)%            30,104            0.84%             1.76%            2.03%            48%
      13.20            8.91%             32,887            0.69%             1.49%            1.79%            39%


      18.79           16.00%**              618           (1.08)%*           2.04%*           2.54%*           21%**


      19.04           16.60%**          404,974            0.02%*            0.93%*           1.18%*           21%**
      17.00           14.32%            345,692            0.91%             0.96%            1.21%            49%
      15.33           16.60%            265,124            0.57%             1.06%            1.32%            45%
      14.01           11.51%            172,561            1.40%             1.08%            1.36%           146%
      12.98           (0.02)%            89,614            1.36%             1.22%            1.48%            48%
      13.20            8.91%             82,350            0.74%             1.43%            1.72%            39%


      18.89           16.80%**               11            0.03%*            0.93%*           1.69%*           21%**


      18.83           16.27%**               43           (0.88)%*           1.83%*           2.69%*           21%**

Small Cap Value Fund

Financial Highlights
For a Share outstanding throughout each period.

                                         Income from Investment Operations               Less Distributions
                                       -------------------------------------  --------------------------------------
                                                     Net                                  Dividends
                           Net           Net     Realized and                Dividends     in Excess   Dividends
                       Asset Value,   Investment   Unrealized    Total from   from Net      of Net      from Net
                         Beginning      Income   Gain (Loss) on  Investment  Investment   Investment    Realized          Total
                         of Period     (Loss)(B)   Investments   Operations    Income       Income    Capital Gains     Dividends
                       ------------   ---------- --------------  ----------  ----------   ----------  -------------     ---------
Retail A
04/30/99 (unaudited)    $13.53        $ 0.01        $ 0.72       $ 0.73       $(0.01)       $   --        $(1.27)       $(1.28)
10/31/98                 18.29          0.08         (2.08)       (2.00)       (0.08)           --         (2.68)        (2.76)
10/31/97                 14.75         (0.04)(2)      5.72         5.68           --            --         (2.14)        (2.14)
10/31/96(1)              12.68          0.01          2.95         2.96        (0.02)           --         (0.87)        (0.89)
10/31/95                 11.06         (0.02)         2.21         2.19           --            --         (0.57)        (0.57)
10/31/94                 11.21         (0.01)         0.18         0.17           --            --         (0.32)        (0.32)

Retail B
04/30/99(3) (unaudited)  13.65         (0.02)         0.64         0.62           --            --         (1.27)        (1.27)

Trust
04/30/99 (unaudited)     13.61          0.03          0.72         0.75        (0.02)           --         (1.27)        (1.29)
10/31/98                 18.37          0.11         (2.06)       (1.95)       (0.13)           --         (2.68)        (2.81)
10/31/97                 14.76          0.01(2)       5.74         5.75           --            --         (2.14)        (2.14)
10/31/96(1)              12.71          0.05          2.97         3.02        (0.05)        (0.01)        (0.91)        (0.97)
10/31/95                 11.07          0.01          2.21         2.22        (0.01)           --         (0.57)        (0.58)
10/31/94                 11.21          0.02          0.17         0.19        (0.01)           --         (0.32)        (0.33)

A Prime
04/30/99(3) (unaudited)  13.59          0.02          0.71         0.73        (0.02)           --         (1.27)        (1.29)

B Prime
04/30/99(3) (unaudited)  13.59         (0.02)         0.71         0.69           --            --         (1.27)        (1.27)

----------
*    Annualized

**   Not Annualized

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of the Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Small Cap Value Fund.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the periods indicated.

(3) The Fund began issuing Retail B, A Prime and B Prime Shares on November 1, 1998.

(A) Calculation does not include the effect of any sales charge for Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares.

(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.00, $0.05, $(0.02)(2), $0.01,
     $(0.08) and $(0.06), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the period ended April 30, 1999 (unaudited), was $(0.07). Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.03, $0.11, $0.05(2), $0.05,
     $(0.03) and $(0.01), respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for A Prime Shares for the period ended April 30, 1999 (unaudited) was $0.01. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for B Prime Shares for the period ended April 30, 1999 (unaudited) was $(0.03).

                       See Notes to Financial Statements.

                                                                    Ratios to Average Net Assets/Supplemental Data
                                                                    ----------------------------------------------
                                                                    Ratio of Net      Ratio of        Ratio of
                                                                     Investment       Operating       Operating
                                                                       Income         Expenses        Expenses
   Net Increase                                      Net Assets,      Including       Including       Excluding
(Decrease) in Net  Net Asset Value,                 End of Period   Reimbursement/  Reimbursement/  Reimbursement/      Portfolio
    Asset Value     End of Period   Total Return(A)  (in 000's)         Waiver          Waiver          Waiver        Turnover Rate
-----------------  ---------------  --------------- -------------   --------------  --------------  --------------    -------------
      $(0.55)         $12.98           5.54%**       $ 85,487           0.16%*          1.31%*          1.51%*            20%**
       (4.76)          13.53         (12.52)%          87,781           0.38%           1.31%           1.45%             33%
        3.54           18.29          43.58%           63,658          (0.25)%          1.30%           1.52%             52%
        2.07           14.75          24.77%           34,402           0.08%           1.40%           1.55%             39%
        1.62           12.68          21.27%           27,546          (0.19)%          1.35%           1.85%             32%
       (0.15)          11.06           1.64%           19,764          (0.10)%          1.31%           1.84%             29%


       (0.65)          13.00           5.05%**            605          (0.62)%*         2.09%*          3.63%*            20%**


       (0.54)          13.07           5.71%**        241,318           0.52%*          0.95%*          0.95%*            20%**
       (4.76)          13.61         (12.07)%         202,385           0.73%           0.96%           0.96%             33%
        3.61           18.37          44.08%          189,257           0.09%           0.96%           0.96%             52%
        2.05           14.76          25.22%          137,341           0.45%           1.05%           1.06%             39%
        1.64           12.71          21.52%          121,364           0.07%           1.10%           1.35%             32%
       (0.14)          11.07           1.86%          101,905           0.15%           1.06%           1.34%             29%


       (0.56)          13.03           5.50%**            157           0.31%*          1.16%*          1.21%*            20%**


       (0.58)          13.01           5.20%**            151          (0.36)%*         1.83%*          1.95%*            20%**

Small Company Equity Fund

Financial Highlights
For a Share outstanding throughout each period.

                                        Income from Investment Operations             Less Distributions
                                      -------------------------------------  ------------------------------------
                                                     Net                                                                 Net
                           Net           Net     Realized and                Dividends    Dividends                   Increase
                       Asset Value,   Investment   Unrealized    Total from   from Net      from                      (Decrease)
                         Beginning      Income   Gain (Loss) on  Investment  Investment  Net Realized     Total          in Net
                         of Period     (Loss)(B)  Investments    Operations    Income   Capital Gains   Dividends      Asset Value
                       ------------   ---------- --------------  ----------  ---------- -------------   ---------     ------------
Retail A
04/30/99 (unaudited)    $13.63        $(0.12)       $ 0.35       $ 0.23       $   --        $   --        $   --        $ 0.23
10/31/98                 20.94         (0.19)        (4.86)       (5.05)          --         (2.26)        (2.26)        (7.31)
10/31/97                 19.96         (0.18)         3.54         3.36           --         (2.38)        (2.38)         0.98
10/31/96                 16.28         (0.14)         3.99         3.85           --         (0.17)        (0.17)         3.68
10/31/95                 12.35         (0.09)         4.21         4.12           --         (0.19)        (0.19)         3.93
10/31/94                 12.41         (0.01)           --        (0.01)          --         (0.05)        (0.05)        (0.06)

Retail B
04/30/99 (unaudited)     13.39         (0.18)         0.37         0.19           --            --            --          0.19
10/31/98                 20.73         (0.30)        (4.78)       (5.08)          --         (2.26)        (2.26)        (7.34)
10/31/97                 19.91         (0.21)         3.41         3.20           --         (2.38)        (2.38)         0.82
10/31/96(1)              17.27         (0.19)(2)      2.83         2.64           --            --            --          2.64

Trust
04/30/99 (unaudited)     13.96         (0.08)         0.36         0.28           --            --            --          0.28
10/31/98                 21.32         (0.14)        (4.96)       (5.10)          --         (2.26)        (2.26)        (7.36)
10/31/97                 20.20         (0.11)         3.61         3.50           --         (2.38)        (2.38)         1.12
10/31/96                 16.38         (0.09)         4.08         3.99           --         (0.17)        (0.17)         3.82
10/31/95                 12.36         (0.04)         4.25         4.21           --         (0.19)        (0.19)         4.02
10/31/94                 12.41            --            --           --           --         (0.05)        (0.05)        (0.05)

----------
*    Annualized

**   Not Annualized

(1)  The Fund began issuing Retail B Shares on March 4, 1996.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B shares.

(B) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $(0.12), $(0.19), $(0.18), $(0.14),
     $(0.09) and $(0.01), respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the six months ended April 30, 1999, (unaudited) the years ended October 31, 1998 and 1997 and the period ended October 31, 1996 were $(0.08), (0.30), $(0.24) and $(0.24)(2), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for six months ended April 30, 1999 (unaudited) and the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $(0.19), $(0.14), $(0.11), $(0.09), $(0.04)
     and $0.00, respectively.

                       See Notes to Financial Statements.

                                                         Ratios to Average Net Assets/Supplemental Data
                                                       --------------------------------------------------
                                                        Ratio of Net        Ratio of          Ratio of
                                                         Investment         Operating         Operating
                                                           Income           Expenses          Expenses
                                     Net Assets,         Including          Including         Excluding
 Net Asset Value,                   End of Period      Reimbursement/     Reimbursement/   Reimbursement/     Portfolio
   End of Period   Total Return(A)   (in 000's)            Waiver             Waiver           Waiver       Turnover Rate
 ----------------  ---------------  -------------      --------------    ---------------   --------------   -------------
     $13.86            1.69%**         $ 80,712           (1.45)%*           1.53%*           1.53%*           70%**
      13.63          (26.26)%            95,831           (1.13)%            1.46%            1.47%            78%
      20.94           19.08%            135,593           (1.02)%            1.46%            1.48%            69%
      19.96           23.97%            111,101           (1.03)%            1.57%            1.57%            82%
      16.28           34.01%             45,668           (0.85)%            1.60%            1.64%            54%
      12.35           (0.06)%            30,845           (0.40)%            1.31%            1.34%            35%


      13.58            1.42%**           11,380           (2.09)%*           2.17%*           2.29%*           70%**
      13.39          (26.72)%            12,565           (1.78)%            2.11%            2.16%            78%
      20.73           18.23%             14,731           (1.76)%            2.20%            2.44%            69%
      19.91           15.34%**            3,659           (1.50)%*           2.04%*           2.44%*           82%


      14.24            2.01%**          211,749           (1.05)%*           1.13%*           1.13%*           70%**
      13.96          (26.00)%           222,675           (0.76)%            1.09%            1.09%            78%
      21.32           19.59%            310,751           (0.65)%            1.09%            1.12%            69%
      20.20           24.69%            174,990           (0.60)%            1.14%            1.14%            82%
      16.38           34.73%             94,831           (0.37)%            1.12%            1.12%            54%
      12.36            0.02%             66,462           (0.35)%            1.27%            1.27%            35%

                   Notes to Financial Statements (unaudited)



1.   Organization

     The Galaxy Fund, a Massachusetts business trust (the"Trust"), is registered under theInvestment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Small Cap Value and Small Company Equity Funds (individually, a "Fund," collectively, the "Funds") only.

     Each Fund is authorized to issue five series of shares (Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares). Currently, the Asset Allocation, Growth and Income, Equity Growth, International Equity and Small Cap Value and Funds offer all five series of shares and the Equity Income, Strategic Equity, Equity Value and Small Company ~Equity Funds offer Trust Shares, Retail A Shares, and Retail B Shares. Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) A Prime Shares are subject to a maximum 5.50% front-end sales charge, (iii) Retail B Shares and B Prime Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iv) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing fees and transfer agency charges. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares and eight years after purchase, B Prime Shares will convert automatically to A Prime Shares.

2.   Significant Accounting Policies

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

     Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.


     Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

     Forward Foreign Currency Exchange Contracts: The International Equity Fund may enter into forward foreign currency exchange contracts whereby the Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

     Foreign Currency Translation: The books and records of the International Equity Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

     Dividends to Shareholders: Dividends from net investment income are determined separately for each series of a Fund and are declared and paid quarterly, with the exception of the International Equity Fund which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

     Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code. By so qualifying, each Fund will not be subject to federal income taxes

Notes to Financial Statements

to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

     Repurchase Agreements: Each Fund may engage in repurchase agreement transactions with institutions that the Trust's investment advisor has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost plus accrued interest. Each Fund requires that the securities collateralizing a repurchase agreement transaction be transferred to the Trust's custodian in a manner that is intended to enable the Fund to obtain those securities in the event of a counterparty default. The value of the collateral securities is monitored daily to ensure that the value of the collateral, including accrued interest, equals or exceeds the repurchase price. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

     Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

     In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

     Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations.

3. Investment Advisory, Administration, Shareholder Services, Distribution and Other Fees

     The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, Small Cap Value and Small Company Equity Funds (See Note 4).

     The Trust pays the Investment Advisor a fee, computed daily and paid monthly, with respect to the International Equity Fund at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such net assets, plus 0.85% of net assets in excess of $100 million.

     The Investment Advisor has entered into a sub-advisory agreement with Oechsle International Advisors, LLC ("Oechsle") with respect to the International Equity Fund pursuant to which the Investment Advisor pays fees to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the Fund's average daily net assets, plus 0.35% of net assets in excess of $50 million.

     The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate, effective September 10, 1998, of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets and 0.0575% of combined average daily net assets in excess of $18 billion. Prior to September 10, 1998, Investor Services Group received administration fees at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

     In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, Investor Services Group compensates the Trust's custodian bank, The Chase Manhattan Bank for its services.

     First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect

Notes to Financial Statements


wholly-owned subsidiary of First Data Corporation, serves as the distributor of the Trust's Shares.

     The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares, at an aggregate annual rate not to exceed 0.50% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers. The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Funds. Under the 12b-1 Plan, the Trust may pay
(i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each Fund's outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust, under direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.30% of the average daily net asset value of Retail B Shares of the Fund owned of record or beneficially by customers of institutions. For the six months ended April 30, 1999, the Funds paid fees under the Services Plan and 12b-1 Plan as follows:


                           Services                   12b-1 Plan
                           --------                   ----------
                             Plan            Services            Distribution
                             ----            --------            ------------

Asset Allocation           $503,885          $90,236               $218,477
Equity Income               312,117              883                  1,967
Growth and Income           333,006           80,315                189,638
Strategic Equity              7,621              973                  2,134
Equity Value                376,348           38,769                 88,020
Equity Growth               509,119           59,813                139,496
International Equity         99,621              378                  1,251
Small Cap Value             122,835              354                    767
Small Company Equity        121,025           17,505                 41,471



     The Trust has adopted a distribution plan (the "A Prime Shares Plan") with respect to A Prime Shares of the Funds. Under the A Prime Shares Plan, the Trust may pay the Distributor or another person for expenses and activities primarily intended to result in the sale of A Prime Shares. Payments by the Trust under the A Prime Shares Plan may not exceed the annual rate of 0.30% of the average daily net assets attributable to each Fund's outstanding A Prime Shares. The Trust, under direction of the Board of Trustees, is currently limiting each Fund's payments under the A Prime Shares Plan to an annual rate of not more than 0.25% (on an annualized basis) of the average daily net asset value of each Fund's outstanding A Prime Shares.

     The Trust has adopted a distribution and services plan (the "B Prime Shares Plan") with respect to the B Prime Shares of the Funds. Under the B Prime Shares Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of B Prime Shares, (ii) institutions for shareholder liason services, and (iii) institutions for administrative support services.Payments for distribution expenses may not exceed the annual rate of 0.75% of the average daily net assets attributable to each Fund's outstanding B Prime Shares. The fees paid to institutions for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding B Prime Shares owned of record or beneficially by customers of institutions. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the B Prime Shares Plan to an aggregate fee of not more than 0.25% of the average daily net asset value of B Prime Shares owned of record or beneficially by the customers of institutions. For the period ended April 30, 1999, the Funds paid fees under the A Prime Shares Plan and B Prime Shares Plan as follows:

                                           A Prime         B Prime Shares Plan
                                          -----------    -----------------------
                                          Shares Plan    Services   Distribution
                                          -----------    --------   ------------

Asset Allocation                            $147            $261       $784
Equity Income                                N/A             N/A        N/A
Growth and Income                             86              35        106
Strategic Equity                             N/A             N/A        N/A
Equity Value                                 N/A             N/A        N/A
Equity Growth                                 62              57        172
International Equity                           4              40        114
Small Cap Value                              117             129        388
Small Company Equity                         N/A             N/A        N/A



     Retail A Shares, Retail B Shares, Trust Shares, A Prime Shares and B Prime Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate Investor

Notes to Financial Statements

Services Group for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the six months ended April 30, 1999, transfer agent charges for each series were as follows:

                                    Retail A          Retail B           Trust
                                    --------          --------          --------
Asset Allocation                    $222,656          $ 48,099          $249,559
Equity Income                        158,868               942             7,866
Growth and Income                    206,060            60,093           214,918
Strategic Equity                       2,120               271                13
Equity Value                         229,696            29,287           170,502
Equity Growth                        297,945            41,943           280,567
International Equity                 114,134             1,148           121,166
Small Cap Value                      141,037             2,135            45,141
Small Company Equity                 161,751            28,360           242,190




                                                      A Prime            B Prime
                                                      -------            -------

Asset Allocation                                       $110               $  246
Equity Income                                           N/A                  N/A
Growth and Income                                        93                   72
Strategic Equity                                        N/A                  N/A
Equity Value                                            N/A                  N/A
Equity Growth                                            74                   74
International Equity                                     29                   97
Small Cap Value                                          25                   25
Small Company Equity                                    N/A                  N/A



     Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a trustee of the Trust, VIP and Galaxy II an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets.

     Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

     Expenses for the six months ended April 30, 1999 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4.   Waiver of Fees and Reimbursement of Expenses

     Fleet and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary waivers and/or expense reimbursements at any time. For the six months ended April 30, 1999, the Investment Advisor and/or its affiliates and/or the Administrator waived fees and/or reimbursed expenses with respect to the Funds as follows:


  Fund                            Fees Waived        Expenses Reimbursed
  ----                            -----------        -------------------


Asset Allocation                   $    356               $     --
Equity Income                            --                    393
Growth and Income                       165                 79,880
Strategic Equity                     77,594                     --
Equity Growth                           148                     --
International Equity                559,996                    481
Small Cap Value                          51                 90,152
Small Company Equity                  7,432                     --

5.   Shares of Beneficial Interest

     The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into thirty classes of shares, each consisting of one or more series including: Class N-Series 1 shares (Trust Shares), Class N-Series 2 shares (Retail A Shares), Class N-Series 3 shares (Retail B Shares), Class N-shares (A Prime Shares) and Class N-Series 5 shares (B Prime Shares) Asset Allocation Fund; Class I-Series 1 shares (Trust Shares), Class I-Series 2 shares (Retail A Shares), Class I-Series 3 shares (Retail B Shares), Class I-Series 4 shares (A Prime Shares) and Class I-Series 5 shares (B Prime Shares) Equity Income Fund; Class U-Series 1 shares (Trust Shares), Class U-Series 2 shares (Retail A Shares), Class U-Series 3 shares (Retail B Shares), Class U-Series 4 shares (A Prime Shares) and Class U-Series 5 shares (B Prime Shares) Growth and Income Fund; Class AA-Series 1 shares (Trust Shares), Class AA-Series 2 shares (Retail A Shares), Class AA-Series 3 shares (Retail B Shares), Class AA-Series 4 shares (A Prime Shares) and Class AA-Series 5 shares (B Prime Shares) Strategic Equity Fund; Class C shares (Trust Shares), Class C-Special Series 1 shares (Retail A Shares), Class C-Special Series 2 shares (Retail B Shares), Class C-Special Series 3 shares (A Prime Shares) and Class C-Special Series 4 shares (B Prime Shares) Equity Value Fund; Class H-Series 1 shares (Trust Shares), Class H-Series 2 shares (Retail A Shares), Class H-Series 3 shares (Retail B Shares), Class H-Series 4

Notes to Financial Statements


shares (A Prime Shares) and Class H-Series 5 shares (B Prime Shares) - Equity Growth Fund; Class G-Series 1 shares (Trust Shares), Class G-Series 2 shares (Retail A Shares), Class G-Series 3 shares (Retail B Shares), Class G-Series 4 shares (A Prime Shares) and Class G-Series 5 shares (B Prime Shares) International Equity Fund; Class X-Series 1 shares (Trust Shares), Class X-Series 2 shares (Retail A Shares), Class X-Series 3 shares (Retail B Shares), Class X-Series 4 shares (A Prime Shares) and Class X-Series 5 shares (B Prime Shares) Small Cap Value Fund; and Class K-Series 1 shares (Trust Shares), Class K-Series 2 shares (Retail A Shares), Class K-Series 3 shares (Retail B Shares), Class K-Series 4 shares (A Prime Shares) and Class K-Series 5 shares (B Prime Shares) Small Company Equity Fund.

     Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan, A Prime Shares bear the expense of payments under the A Prime Shares Plan, B Prime Shares bear the expense of payments under the B Prime Shares Plan and Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

     Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.


6.   Purchases and Sales of Securities

     The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 1999 were as follows:


                                        Purchases                                 Sales
                             -------------------------------     -----------------------------------
Fund                         U.S. Government       Other         U.S. Government            Other
-----                        ---------------    ------------     ---------------        ------------
Asset Allocation ............$249,448,263       $157,435,782        $207,485,744        $134,725,781
Equity Income ...............          --         62,679,579                  --          77,226,131
Growth and Income ...........          --         49,488,538                  --          54,025,167
Strategic Equity ............          --         36,592,759                  --          33,015,544
Equit Value .................          --        199,258,606                  --         225,690,684
Equity Growth ...............          --        469,043,641                  --         473,760,702
International Equity ........          --         98,719,547                  --          92,285,162
Small Cap ...................          --         76,357,072                  --          52,959,303
Small Company ...............          --        237,923,514                  --         272,016,938


     The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at April 30, 1999 for each Fund is as follows:

Fund                         Appreciation        (Depreciation)             Net                  Cost
----                         ------------        --------------        -------------         -------------
Asset Allocation ...........$ 146,373,453        $  (7,666,912)        $ 138,706,541         $ 600,370,839
Equity Income ..............   93,917,322           (4,372,932)           89,544,390           270,543,010
Growth and Income ..........  166,409,968          (19,668,565)          146,741,403           486,831,220
Strategic Equity ...........   13,641,091           (3,266,175)           10,374,916            79,385,522
Equity Value ...............  147,172,233          (23,793,034)          123,379,199           494,129,859
Equity Growth ..............  545,614,176          (16,921,246)          528,692,930           894,493,308
International Equity .......  129,792,302          (14,135,106)          115,657,196           370,895,560
Small Cap Value ............   47,840,808          (55,776,202)           (7,935,394)          332,268,105
Small Company Equity .......   48,508,985          (44,734,221)            3,774,764           303,308,407

At October 31, 1998, the Small Company Equity Fund had capital loss carryforwards of $33,481,372, which expire in 2006.

Notes to Financial Statements


7.   Foreign Securities

     Each Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8.   Change of Accountant:

     On January 13, 1999, the Trust dismissed PricewaterhouseCoopers LLP ("PwC") as the Funds' independent auditors by action of the Trust's Board of Trustees upon the recommendation of a Special Committee of the Board. PwC's reports on the Funds' financial statements for the fiscal years ended October 31, 1998 and October 31, 1997 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds' fiscal years ended October 31, 1998 and October 31, 1997 and the interim period commencing November 1, 1998 and ending January 13, 1999, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

     On January 13, 1999, the Trust by action of its Board of Trustees upon the recommendation of a Special Committee of the Board engaged Ernst & Young LLP ("E&Y") as the independent auditors to audit the Funds' financial statements for the fiscal year ending October 31, 1999. During the Funds' fiscal years ended October 31, 1998 and October 31, 1997 and the interim period commencing November 1, 1998 and ending January 13, 1999, neither the Trust, the Funds nor anyone on their behalf has consulted E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

                       This page left blank intentionally.

                                                            --------------------
       4400 Computer Drive                                   BULK RATE
[LOGO] P.O. BOX 5108                                         U. S. POSTAGE PAID
       WESTBOROUGH, MA 01581-5108                            PERMIT NO. 106
                                                             NORTH READING, MA
                                                            --------------------